UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant's telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

ACTIVE U.S. EQUITY

PAX LARGE CAP FUND

PAX MID CAP FUND

PAX SMALL CAP FUND

SMART BETA U.S. EQUITY

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

PASSIVE INTERNATIONAL EQUITY

PAX MSCI INTERNATIONAL ESG INDEX FUND

GLOBAL THEMATIC EQUITY

PAX ELLEVATE GLOBAL WOMEN'S INDEX FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

FIXED INCOME

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

ASSET ALLOCATION

PAX BALANCED FUND

PAX SUSTAINABLE MANAGERS CAPITAL APPRECIATION FUND

PAX SUSTAINABLE MANAGERS TOTAL RETURN FUND

ANNUAL REPORT

December 31, 2016

PAX

Pax World Mutual Funds

For Tomorrow®

Table of Contents

Glossary of Terms	1
Letter to Shareholders	5
Portfolio Manager Comments and Highlights
Pax Large Cap Fund	9
Pax Mid Cap Fund	11
Pax Small Cap Fund	15
Pax ESG Beta Quality Fund (formerly Pax Growth Fund)	19
Pax ESG Beta Dividend Fund	23
Pax MSCI International ESG Index Fund	25
Pax Ellevate Global Women’s Index Fund	30
Pax Global Environmental Markets Fund	35
Pax Core Bond Fund	41
Pax High Yield Bond Fund	44
Pax Balanced Fund	49
Pax Sustainable Managers Capital Appreciation Fund (formerly ESG Managers® Growth and Income Portfolio)	52
Pax Sustainable Managers Total Return Fund (formerly ESG Managers® Income Portfolio)	56
Sustainable Investing Update	60
Shareholder Expense Examples	62
Schedules of Investments	65
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	116
Statements of Changes in Net Assets—Shares of Beneficial Interest	122
Financial Highlights	126
Notes to Financial Statements	146
Report of Independent Registered Public Accounting Firm	173
Account Options and Services	187

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Advisers

Pax World Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent Boston Financial Data Services P.O. Box 55370 Boston, MA 02205-5370 Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is a broad base index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in United States.

BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

Blended Index

●	for the Balanced Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

●	for the Capital Appreciation Fund is comprised of 55% S&P 500 Index, 25% MSCI EAFE Index, and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

●	for the Total Return Fund is comprised of 24% S&P 500 Index, 11% MSCI EAFE Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Index Funds Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Glossary of Terms, continued

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average characteristics compared to the S&P 500 Index.

Lipper Mid-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Core Funds Average. The Lipper Mid-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE mid-cap ceiling. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Pax Global Women’s Leadership Index a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Glossary of Terms, continued

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index measures performance of the mid-capitalization sector of the U.S. equity market. The index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000 Index. The index is a subset of the Russell 1000 Index and serves as the underlying index for the Russell Midcap Growth and Value Index series. The Index is reconstituted annually.

S&P 500 Index is an unmanaged index of large capitalization common stocks.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Index, the MSCI World Index and the Pax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

2016 will be remembered for the stunning election of Donald Trump, the almost equally stunning Brexit vote in the United Kingdom, and more generally, the rise of a new strain of populist nationalism throughout the West. This new nationalism is in part a reaction to political polarization, in the United States and elsewhere, which has led to policy paralysis and the perception that government is no longer working. It is in part a reaction to globalization and free trade which are perceived to have lifted up elites but failed to deliver for average citizens whose incomes have been stagnant and whose share of economic growth has been falling for decades. It is in part a reaction to technological progress itself, and to what economist Joseph Schumpeter called creative destruction: The robot replaces the line worker; the coal industry disappears to make way for cleaner energy; some people advance while others fall behind. Thus, economic insecurity, rising inequality, political polarization, reactive populism, the de-legitimation of elites – not only political leaders but other perceived elites (CEOs, bankers, law enforcement, the media, academics) – and an increasingly pessimistic mindset have become distinct features of our age.

Donald Trump deftly exploited this popular disillusionment to attain the presidency despite grave questions about his qualifications, character and temperament, and the result is unprecedented economic uncertainty as we enter 2017. In fact, Trump’s “America first” nationalism represents an historic break with decades of U.S. foreign policy, trade policy and international leadership that has been indispensable to international stability and predictability for the global economy since the end of World War II. We now find ourselves in what Ian Bremer of Eurasia Group has called a “deep geopolitical recession.”

Since his election, Mr. Trump has done little to allay concerns about his presidency. To the contrary, it appears that his presidency, like his campaign, will be driven on a daily basis by extraordinary tweets, controversies and revelations. Moreover, a president this impulsive and uninformed will likely need strong checks and balances, be they his own cabinet, the Republican Congress, a free press, the judicial system or the court of public opinion. One can therefore expect an extraordinary level of intra-party squabbling on top of the usual partisan bickering. Loud, contentious days lay ahead. It’s hard to see how this will be beneficial for public confidence or financial markets, but we shall have to see.

On some of the core issues that sustainable investors care about – e.g., climate change, gender inequality, financial regulation – there is not only great uncertainty but also great concern over what direction a Trump administration will take. It seems clear that the Securities and Exchange Commission will not be as friendly to investors as during the last administration. Moreover, we are already hearing about the rollback of financial regulations, including Dodd-Frank legislation passed in the aftermath of the 2008 financial crisis and the Department of Labor’s new Fiduciary Rule governing financial brokers and advisors, as well as climate change regulations.

For the next four years, it seems clear that sustainable investors will best not look to Washington for meaningful progress on many of the issues we care about. Instead, we should look to the private sector, which is fine because, (1) as sustainable investors, that’s what we focus on anyway, and (2) just as importantly, the private sector is way ahead of the public sector on many of the core issues we care about. For example, there is broad agreement in the global business community that we need to confront climate change. Bill Gates, Mark Zuckerberg, Jeff Bezos, Jack Ma and other tech leaders recently committed $1 billion to launching a new, low carbon energy fund. Warren Buffett’s company is investing in new solar and wind energy projects, including the world’s largest solar plant. Indeed, a large cross-section of global businesses advocated for, not against, the Paris climate accord.

On climate change and other issues, this is where the opportunity lies over the next four years: working with the business community to advance the sustainability agenda over and against the recalcitrance of entrenched political elites. Sustainable investors can turn this moment of uncertainty into a moment of opportunity. Now is the time to invest in companies making a difference when it comes to climate change. (See, e.g., the Pax Global Environmental Markets Fund (PGRNX).) Now is the time to invest in companies that are embracing gender diversity and advancing women in the workplace. (See, e.g., the Pax Ellevate Global Women’s Index Fund (PXWEX).) Now is the time to think globally, to act sustainably and to invest in a way that truly makes a difference.

During 2016, our Funds strived to deliver positive investment returns alongside positive social and environmental outcomes. It was a difficult market for some of our funds because our focus generally is on quality stocks and we pay careful attention to risk. In 2016, however, it was riskier stocks that led the way, and this was particularly true of the so-called “Trump rally” late in the year when riskier companies and some entire sectors took off in anticipation of lower taxes, less regulation and a curious fiscal stimulus in the form of added debt and infrastructure spending that Trump has talked about but Republicans in the past have seldom supported. It will be interesting to see how 2017 unfolds. In the meantime, I commend you to our Portfolio Manager commentaries as well as Julie Gorte’s Sustainability Update contained herein.

Two final thoughts:

First, I would be remiss if I did not mention that Pax introduced five new investment strategies in 2016, as we continue to expand our fund platform to offer more options for sustainable investors. These new strategies include the Pax Large Cap Fund (PAXLX), Pax Mid Cap Fund (PWMDX), Pax Core Bond Fund (PAXBX) and two smart beta funds, the Pax ESG Beta Quality Fund (PXWGX) and Pax ESG Beta Dividend Fund (PAXDX), both of which are sub-advised by our colleagues at Aperio Group LLC (www.aperiogroup.com). And in December, we converted the Pax Balanced Fund (PAXWX) to a fund of funds structure to offer investors the ability to more efficiently allocate assets and gain greater diversification benefits in a single investment vehicle.

Second, Pax will continue to do everything in our power to live by the values we preach. Through our engagement efforts and impact investing platform, through our annual Impact Report, through Pax World Management’s family friendly workplace policies, our community service and our charitable giving, we strive to be a good corporate citizen and encourage others to do the same. In these uncertain times, there is always something we can do. There are always ways to make a difference. We can always roll up our sleeves and go to work. We can always stand and be counted. With the fondest hopes that our nation will set itself on a course toward peace and justice, equanimity and reconciliation, I hope we will all resolve to work, and to stand and be counted, for the values we cherish and the people we seek to serve.

I thank you for being a shareholder and wish you and yours a happy and healthy new year.

Sincerely,

Joseph F. Keefe

President & CEO

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, Pax Ellevate Management LLC, Aperio Group LLC, Impax Asset Management, Ltd., or Morningstar Investment Management, LLC.

December 31, 2016
Pax Large Cap Fund

Portfolio Manager’s Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

The inception date for the Pax Large Cap Fund was December 16, 2016. For the period from inception date December 16, 2016 through December 31, 2016, the Individual Investor Class and Institutional Class shares of the Fund had total returns of -0.83% and -0.83%, respectively, compared to -0.78% for the S&P 500 Index and -0.79% for the Lipper Large-Cap Core Funds Index.

Returns—Period ended December 31, 2016

Share class	Ticker Symbol	Total Return Since Inception[1]
Institutional Class[2]	PXLIX	-0.83%
Individual Investor Class[2]	PAXLX	-0.83%
S&P 500 Index		-0.78%
Lipper Large-Cap Core Funds Index		-0.79%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016. (Note A)

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	91.7%
Foreign Stocks	5.8%
Exchange-Traded Funds	2.4%
Cash & Cash Equivalents	0.1%
Total	100.0%

December 31, 2016
Pax Large Cap Fund, continued
Portfolio Highlights (Unaudited)

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.4%
Microsoft Corp.	4.3%
Chubb, Ltd.	3.5%
Berkshire Hathaway, Inc., Class B	3.2%
Time Warner, Inc.	2.8%
Schlumberger, Ltd.	2.6%
PepsiCo, Inc.	2.6%
Goldman Sachs Group, Inc., The	2.5%
iShares Core S&P 500 ETF	2.4%
Pioneer Natural Resources Co.	2.4%
Total	30.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	19.4%
Information Technology	19.0%
Health Care	13.7%
Consumer Staples	10.2%
Industrials	10.0%
Consumer Discretionary	9.0%
Energy	8.2%
Real Estate	3.0%
Exchange-Traded Funds	2.4%
Telecommunication Services	2.0%
Utilities	1.8%
Materials	1.2%
Other assets and liabilities (net)	0.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax Mid Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Mid Cap Fund (the Fund) perform for the period?

The inception date for the Pax Mid Cap Fund was March 31, 2016. For the period since inception through December 31, 2016, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 8.35% and 8.41%, respectively, compared to 11.30% for the Russell Midcap Index (the Index) and 14.01% for the Lipper Mid-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Strong stock selection in the Materials and Industrials sectors was not enough to offset poor results in the Technology and Energy sectors. From an allocation standpoint, our overweight to Financials was a strong contributor. The Fund’s lower risk, higher quality emphasis was out of favor with the market environment which rewarded investors for taking on risk, especially in the latter part of the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We have reduced our exposure to rising interest rates by underweighting the Utilities and Real Estate sectors. In addition, we are also less exposed to dividend-paying companies. Our largest overweight continues to be Financials, as we find banks and insurers attractive.

What portfolio holdings contributed positively to performance?

Citizens Financial Group Inc., a commercial bank, was our top contributor to performance. The bank has posted better than expected quarterly results and has benefitted from higher interest rates.

Newmont Mining Corp., a diversified mining company, was a strong performer for the Fund. The combination of a discounted valuation and low expectations led to outperformance as gold prices rose.

December 31, 2016
Pax Mid Cap Fund, continued

Oshkosh Corp., a manufacturer of trucks and access equipment, increased nearly 60% during the period. In our view, the strong performance was due to positive financial results and increased investor expectations of earnings growth. In addition, valuation entering the period was relatively low.

What portfolio holdings detracted from performance?

Syntel, Inc., a business process outsourcing company, was our largest detractor to performance. Poor quarterly results and downwardly revised financial guidance drove shares lower. In addition, in our view, management credibility was hurt when they decided to repatriate a large portion of their overseas cash to pay a special dividend, resulting in a large tax bill. We no longer hold shares.

Sally Beauty Holdings, Inc., a distributor and retailer of beauty products, declined nearly 17% during the period. In our view, lower than expected same store sales drove the underperformance. We continue to hold our position due to our belief that expectations are very low and that valuation is attractive.

Brookdale Senior Living, Inc., an operator of senior living facilities, declined sharply on worse than expected financial results. The company continues to struggle with increased competition and lower than expected occupancy. We no longer hold shares.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

December 31, 2016

Returns—Period ended December 31, 2016

Share class	Ticker Symbol	Total Return Since Inception[1]
Institutional Class[2]	PMIDX	8.41%
Individual Investor Class[2]	PWMDX	8.35%
Russell Midcap Index		11.30%
Lipper Mid-Cap Core Funds Index		14.01%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is March 31, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	88.1%
Foreign Stocks	7.9%
Cash & Cash Equivalents	4.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Alleghany Corp.	4.5%
Investors Bancorp, Inc.	3.5%
Hologic, Inc.	3.0%
Citizens Financial Group, Inc.	3.0%
White Mountains Insurance Group, Ltd.	2.9%
Capitol Federal Financial, Inc.	2.9%
US Foods Holding Corp.	2.8%
Antero Resources Corp.	2.7%
Amdocs, Ltd.	2.6%
Yum! Brands, Inc.	2.5%
Total	30.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2016
Pax Mid Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	21.9%
Information Technology	14.3%
Consumer Discretionary	14.1%
Industrials	9.7%
Consumer Staples	8.4%
Real Estate	7.7%
Energy	7.1%
Health Care	5.0%
Materials	3.8%
Utilities	2.1%
Other assets and liabilities (net)	5.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 17.90%, 17.85%, 18.17% and 17.62%, respectively, compared to 21.31% for the Russell 2000 Index (the Index) and 22.54% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Strong stock selection in the Consumer Discretionary and Industrials sectors was not enough to offset poor results in the Technology and Financials sectors. From an allocation standpoint, our underweight to Healthcare and overweight to Financials were strong contributors. The Fund’s lower risk, higher quality emphasis was out of favor with the market environment which rewarded investors for taking on risk, especially in the latter part of the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We have reduced our exposure to rising interest rates by underweighting the Utilities and Real Estate sectors. In addition, we are also less exposed to dividend-paying companies. Our largest overweight continues to be Financials, as we find banks and insurers attractive.

What portfolio holdings contributed positively to performance?

Newmont Mining Corp., a diversified mining company, was our top contributor to performance. The combination of a discounted valuation and low expectations led to outperformance as gold prices rose. We exited our position early in the year as the company’s market capitalization no longer met our investment criteria.

ONE Gas, Inc., a regulated natural gas utility, was a strong performer for the Fund. Shares rallied sharply in early 2016 as investors sought out defensive holdings. We exited our position due to valuation and our desire to reduce our allocation to the Utilities sector.

December 31, 2016
Pax Small Cap Fund, continued

MRC Global, Inc., a distributor of pipe, valves and fittings to the chemical and energy markets, increased nearly 57% during the year. The recovery in the energy industry led to increased confidence in the eventual growth of MRC earnings.

What portfolio holdings detracted from performance?

Natus Medical, Inc., a medical device company focused on neurology and newborn care, was our largest detractor to performance. The combination of profit taking from a strong 2015 and execution missteps led to the underperformance.

Brookdale Senior Living, Inc., an operator of senior living facilities, declined sharply on worse than expected financial results. The company continues to struggle with increased competition and lower than expected occupancy.

Legg Mason, Inc., a global asset management company, declined during the period. The industry continues to face the headwinds of active to passive fund flows as well as fee compression. We believe Legg Mason is attractive from a valuation standpoint and used share price declines to add to our position.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

December 31, 2016

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		17.90%	6.67%	14.55%	10.01%
Class A1,2,4	PXSAX	NAV[3]	17.85%	6.66%	14.55%	10.01%
		POP	11.39%	4.67%	13.26%	9.30%
Institutional Class[1]	PXSIX		18.17%	6.92%	14.82%	10.29%
Class R1	PXSRX		17.62%	6.41%	14.27%	9.74%
Russell 2000 Index			21.31%	6.74%	14.46%	9.51%
Lipper Small-Cap Core Funds Index			22.54%	6.90%	14.03%	9.50%

See “Glossary of Terms” for descriptions of benchmarks.

The Fund’s inception date is March 27, 2008.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses in prior periods: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	93.8%
Foreign Stocks	4.1%
Cash & Cash Equivalents	2.1%
Total	100.0%

December 31, 2016
Pax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Investors Bancorp, Inc.	3.1%
Antero Resources Corp.	3.1%
Legg Mason, Inc.	3.0%
Capitol Federal Financial, Inc.	3.0%
US Foods Holding Corp.	2.9%
WCI Communities, Inc.	2.9%
Natus Medical, Inc.	2.8%
MRC Global, Inc.	2.6%
Aspen Insurance Holdings, Ltd.	2.6%
RenaissanceRe Holdings, Ltd.	2.5%
Total	28.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	29.2%
Industrials	15.7%
Consumer Discretionary	12.6%
Health Care	9.8%
Information Technology	9.5%
Energy	7.3%
Consumer Staples	6.2%
Real Estate	3.3%
Utilities	2.1%
Materials	1.7%
Other assets and liabilities (net)	2.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax ESG Beta Quality Fund

Portfolio Manager’s Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

Effective June 30, 2016, the Pax Growth Fund became the Pax ESG Beta Quality Fund. The change includes a new subadviser, Aperio Group LLC, approved by shareholders, a restructuring of portfolio holdings as of June 30, 2016, and a change in the Fund’s broad based benchmark from the Russell 1000 Growth Index to the Russell 1000 Index. As these changes were put in place at the middle of this annual reporting period, the commentary that follows relates to the Fund’s performance in the first half of the year through June 30, 2016 versus the Russell 1000 Growth Index (the Fund’s previous primary benchmark) and in the second half of the year through December 31, 2016 versus the Russell 1000 Index.

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 6.26%, 6.24%, 6.49%, and 5.99%, respectively, compared to 12.05% for the Russell 1000 Index (the Index) and 12.27% for the Lipper Multi-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

As the Pax Growth Fund for the period prior to June 30, 2016, the Fund underperformed the Russell 1000 Growth Index. From a sector perspective, holdings in the Financials, Information Technology and Consumer Staples sectors were the largest relative detractors. Conversely, performance of the Fund’s investments in the Industrials, Utilities and Materials sectors were the top contributors to performance relative to the Index.

In the second half of 2016, the Pax ESG Beta Quality Fund underperformed the Russell 1000 Index. While the factors used in the strategy construction boosted performance relative to the Index, industry exposures more than offset the value added from the targeted factors. The tilt towards companies with higher profitability, higher earnings quality and earnings yield added to relative performance, while the strategy’s exposure to lower volatility companies weighed on relative results. Environmental, social and governance (ESG) factors, as measured by the Pax Sustainability Score, had a negligible impact on relative performance for the second half of 2016. The Fund benefited slightly from an underweight position in companies that scored in the bottom quartile.

December 31, 2016
Pax ESG Beta Quality Fund, continued

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The portfolio transitioned during the period and now reflects the Pax ESG Beta Quality Fund investment strategy. The Fund follows a factor investing strategy designed to emphasize ESG, quality and value factors that we believe will benefit the long-term return potential of the Fund.

As of December 31, 2016 the portfolio consisted of 152 stocks and relative to the Russell 1000 Index, the portfolio in aggregate had overweight exposures to stocks with stronger ESG profiles, higher profitability, higher earnings quality, lower risk and lower valuations. The portfolio’s risk profile is optimized relative to the Russell 1000 Index, providing investors with a large-cap core portfolio. Sectors are aligned +/- 5% versus the Index and the portfolio beta* is targeted to be between 0.90 and 0.95. For more information about the Fund’s investment strategy, visit paxworld.com/quality.

*	Beta reflects the sensitivity of a Fund’s return to fluctuations in its benchmark; a beta for a benchmark is 1.00; a beta greater than 1.00 indicates above average volatility and risk.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

December 31, 2016

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		6.26%	6.64%	12.17%	6.95%
Class A1,2,4	PXGAX	NAV[3]	6.24%	6.65%	12.18%	6.96%
		POP	0.39%	4.66%	10.91%	6.35%
Institutional Class[1,5]	PWGIX		6.49%	6.90%	12.45%	7.19%
Class R1,6	PXGRX		5.99%	6.37%	11.90%	6.72%
Russell 1000 Index[7]			12.05%	8.59%	14.69%	7.08%
Russell 1000 Growth Index			7.08%	8.55%	14.50%	8.33%
Lipper Multi-Cap Core Funds Index			12.27%	6.78%	13.39%	6.32%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[6]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

[7]

Effective June 30, 2016, the performance benchmark of the Pax ESG Beta Quality Fund changed from the Russell 1000 Growth Index to the Russell 1000 Index. The Adviser believes that the Russell 1000 Index better represents the investment strategies of the Fund.

December 31, 2016
Pax ESG Beta Quality Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	99.0%
Foreign Stocks	0.1%
Cash & Cash Equivalents	0.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	2.9%
Alphabet, Inc., Class A	2.9%
Verizon Communications, Inc.	2.9%
PepsiCo, Inc.	2.4%
Baxter International, Inc.	2.4%
Johnson & Johnson	2.3%
3M Co.	2.2%
Amazon.com, Inc.	2.0%
AT&T, Inc.	1.9%
PNC Financial Services Group, Inc.	1.8%
Total	23.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	21.2%
Health Care	14.1%
Consumer Discretionary	13.3%
Financials	11.8%
Consumer Staples	10.7%
Industrials	10.1%
Telecommunication Services	4.9%
Utilities	4.4%
Real Estate	3.8%
Energy	2.3%
Materials	2.3%
Other assets and liabilities (net)	1.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax ESG Beta Dividend Fund

Portfolio Manager’s Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

The inception date for the Pax ESG Beta Dividend Fund was December 16, 2016. For the period from inception date December 16, 2016 through December 31, 2016, the Individual Investor Class and Institutional Class shares of the Fund each had total returns of -0.89% compared to -0.77% for the Russell 1000 Index and -0.53% for the Lipper Equity Income Funds Index. The Fund is subadvised by Aperio Group LLC.

Portfolio Highlights (Unaudited)

Returns—Period ended December 31, 2016

Share class	Ticker Symbol	Total Return Since Inception[1]
Institutional Class[2]	PXDIX	-0.89%
Individual Investor Class[2]	PAXDX	-0.89%
Russell 1000 Index		-0.77%
Lipper Equity Income Funds Index		-0.53%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016. (Note A)

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	96.4%
Foreign Stocks	3.6%
Cash & Cash Equivalents	0.0%*
Total	100.0%

*	Rounds to less than 0.05%.

December 31, 2016
Pax ESG Beta Dividend Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
3M Co.	2.7%
Johnson & Johnson	2.4%
AT&T, Inc.	2.3%
Cisco Systems, Inc.	2.1%
Merck & Co., Inc.	2.0%
Procter & Gamble Co., The	2.0%
Amazon.com, Inc.	1.9%
PepsiCo, Inc.	1.9%
IBM	1.8%
Verizon Communications, Inc.	1.8%
Total	20.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	18.5%
Industrials	13.5%
Consumer Discretionary	13.1%
Health Care	13.0%
Financials	12.3%
Consumer Staples	9.3%
Energy	5.5%
Telecommunication Services	5.5%
Real Estate	3.7%
Utilities	2.8%
Materials	2.7%
Other assets and liabilities (net)	0.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax MSCI International ESG Index Fund

Portfolio Manager Christopher Brown

Portfolio Manager Scott LaBreche

Portfolio Manager Greg Hasevlat

Portfolio Managers’ Comments

How did the Pax MSCI International ESG Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Institutional Class, Individual Investor Class and Class R shares of the Fund had total returns of -1.63%, -1.85% and -2.07%, respectively, compared to -0.45% for the MSCI EAFE ESG (Net) Index (the “Index”) and 1.00% for the MSCI EAFE (Net) Index (“EAFE Index”) and 2.64% for the Lipper International Large-Cap Core Funds Index.

The Fund underperformed the EAFE Index during the year as high beta outperformed and drove market returns during the second half of 2016. These conditions were unfavorable based on the Fund’s lower risk profile, a byproduct of the Fund’s ESG focus, as ESG drives the security selection process of our Fund. The Fund’s Institutional Class (PXNIX) has produced 9% lower beta and 7% lower risk (as measured by standard deviation) than the EAFE Index over the trailing 3 years, ending December 31, 2016.1

Investing in international developed companies demonstrating strong ESG characteristics is the Fund’s strategy for obtaining better long-term investment performance. On a short-term basis, other factors can negatively affect returns and mitigate the impact of international developed markets ESG investing, which was the case during the second half of the year.

Over longer time periods, the Fund has produced strong peer results. Over the five-year period ending December 31, 2016, the Fund (PXNIX) had produced a top 20% five-year peer percentile ranking out of 108 funds based on average annual returns within its Lipper International Large Cap Core classification.2

December 31, 2016
Pax MSCI International ESG Index Fund, continued

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index with a view towards outperforming the EAFE Index over the long term. The Fund and the Index are constructed to have a better environmental, social and governance (ESG) profile than the EAFE Index. Based on evaluations of ESG characteristics conducted by MSCI ESG Research as of December 31, 2016, the ESG profile of the Fund’s holdings averaged an overall rating of AA on MSCI ESG Research’s seven-point scale compared to an overall rating of A for the EAFE Index.3

What contributed positively and negatively to performance?

International developed markets, as represented by the EAFE Index, rallied in the second half of the year after posting negative absolute returns through June 30, 2016. However, adjusting for the strong U.S. dollar against most currencies, foreign developed markets ended the year slightly positive. The EAFE Index returned 1.00% in U.S. dollars, and 5.34% in local currencies during the year.

In 2016, allocation effects across multiple sectors and regions impacted the Fund negatively relative to the EAFE Index. In fact, half of the Fund’s relative underperformance during the year can be contributed to holdings not held in the Fund, since they do not meet minimum ESG thresholds to become a constituent of our Fund’s underlying Index. Our Fund’s constituents are among the highest-rated sustainable companies in international developed markets as rated by MSCI ESG Research, and as a result have a higher quality and lower risk profile than the EAFE Index.

[1]

The Pax MSCI International ESG Index Fund – Institutional Class (PXNIX) three-year beta is 0.91 compared to 1.00 for the MSCI EAFE Index. The Fund’s (PXNIX) three-year standard deviation is 11.64 compared to 12.46 for the MSCI EAFE Index. The minimum investment needed for investment in PXNIX is $250,000.

[2]

Data shown represents rankings for the Pax World MSCI International ESG Index Fund Institutional Class in the Lipper International Large Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax MSCI International ESG Index Fund – Institutional Class (PXNIX) 1-year 80th percentile rank out of 133 funds, 3-year 35th percentile rank out of 113 funds and the 5-year 20th percentile rank out of 108 funds. PXNIX is the oldest share class.

[3]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

December 31, 2016
Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

Returns—Period ended December 31, 2016

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	-1.63%	-2.02%	6.55%	2.86%
Individual Investor Class[1,2]	PXINX	-1.85%	-2.31%	6.29%	2.60%
Class R1,2	PXIRX	-2.07%	-2.53%	6.02%	2.36%
MSCI EAFE ESG (Net) Index		-0.45%	-0.88%	7.20%	3.53%
MSCI EAFE (Net) Index		1.00%	-1.60%	6.53%	2.60%
Lipper International Large-Cap Core Funds Index		2.64%	-1.84%	6.27%	2.19%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI International ESG Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

December 31, 2016
Pax MSCI International ESG Index Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

Inception of the Individual Investor Class and Class R is March 31, 2014. The performance information shown for the Individual Investor Class and Class R shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class and Class R shares.

Asset Allocation	Percent of Investments
Foreign Stocks	99.7%
Exchange-Traded Funds	0.3%
Cash & Cash Equivalents	0.0%*
Total	100.0%

*	Rounds to less than 0.05%.

Top Ten Holdings

Company	Percent of Net Assets
Novartis AG	2.5%
Roche Holding AG	2.5%
Commonwealth Bank of Australia	2.1%
GlaxoSmithKline PLC	1.6%
BASF SE	1.4%
ING Groep NV	1.4%
TOTAL SA	1.3%
Novo Nordisk A/S, Class B	1.3%
SAP SE	1.3%
Westpac Banking Corp.	1.2%
Total	16.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2016

Sector Diversification

Sector	Percent of Net Assets
Financials	21.9%
Industrials	14.3%
Consumer Discretionary	12.4%
Health Care	11.9%
Consumer Staples	10.2%
Materials	7.4%
Information Technology	5.8%
Telecommunication Services	4.5%
Real Estate	3.9%
Energy	3.9%
Utilities	3.5%
Exchange-Traded Funds	0.3%
Other assets & liabilities (net)	0.0%*
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

*	Rounds to less than 0.05%.

Geographical Diversification

Country	Percent of Net Assets
Japan	24.2%
United Kingdom	14.1%
France	10.8%
Switzerland	9.5%
Australia	9.4%
Germany	7.7%
Netherlands	5.7%
Sweden	4.9%
Spain	3.2%
Denmark	2.0%
Hong Kong	1.9%
Singapore	1.6%
Italy	1.3%
Norway	1.0%
Luxembourg	0.6%
Ireland	0.6%
Belgium	0.4%
Portugal	0.3%
Israel	0.2%
New Zealand	0.1%
Austria	0.1%
Finland	0.1%
Other assets & liabilities (net)	0.3%
Total	100.0%

December 31, 2016
Pax Ellevate Global Women’s Index Fund

Portfolio Manager Julie Fox Gorte, Ph.D.

Portfolio Manager Scott LaBreche

Portfolio Manager Heather Smith Pax Ellevate Management LLC

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor and Institutional Class had total returns of 6.01% and 6.30%, respectively, compared to 6.34% for the Pax Global Women’s Leadership Index (Women’s Index), 7.51% for the MSCI World (Net) Index (World Index) and 8.39% for the Lipper Global Multi-Cap Core Funds Index.

Investing in companies advancing women’s leadership is the Fund’s strategy for obtaining better long-term investment performance. On a short-term basis, other factors can affect returns negatively and mitigate the impact of investing in companies with gender-diverse boards and senior leadership, which has been positively and significantly linked to better financial performance. This was the case during the second half of the year.

The Fund underperformed the World Index for the year as high beta stocks led market returns, particularly during the second half of 2016. These are unfavorable conditions based on the Fund’s quality focus and lower risk profile, which have been a byproduct of the Fund’s gender leadership focus. Since reorganization 30 months ending December 31, 20161, the Fund’s Institutional Class has produced 13% lower beta, 12% lower standard deviation and 15% lower downside capture versus the World Index.

What is the investment objective of the Fund?

The Pax Ellevate Global Women’s Index Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index, an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs while maintaining risk characteristics that Pax Ellevate Management LLC believes are generally similar to those of the Women’s Index.

December 31, 2016

This Fund is the first of its kind—a broadly diversified mutual fund that invests in the highest-rated companies in the world for advancing women’s leadership. Among the companies in the Fund, 33% of board seats and 27% of executive management positions are held by women, as compared to global averages of 16% and 16%, respectively.2 Companies in the Women’s Index also meet threshold environmental, social and governance (ESG) standards, as rated by MSCI ESG Research.

What contributed positively and negatively to performance?

In 2016, the Fund performed relatively well in the first half of the year then lagged broader global markets in the second half of the year. The Fund’s large overweight to companies with three or more women on boards, at least 30% women on their boards of directors and to companies that have at least 25% women in senior management added to relative performance, especially in the first half of the year. Conversely, the Fund’s holdings and underweight allocation to companies with less representation of women on boards and in management detracted from performance for the second half of the year.

In addition, the Fund’s underperformance relative to the World Index can be partly explained by companies that are not included in the Women’s Index or in the Fund. In particular, excluded companies within the Energy, Materials, and Industrials sectors posted strong absolute returns during the year and are among the lowest rated sectors when it comes to gender leadership. By contrast, our Fund’s constituents are the highest-rated companies in the World Index when it comes to gender diverse leadership and these higher quality, lower risk companies underperformed in the second half of the year.

[1]

The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) since reorganization (30-months) beta is 0.87 compared to 1.00 for the MSCI World Index. The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) since reorganization (30-months) standard deviation is 9.90 compared to 11.21 for the MSCI World Index. The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) since reorganization (30-months) downside capture is 85.42 compared to 100 for the MSCI World Index. The minimum investment needed for investment in PXWIX is $250,000.

[2]	“The Tipping Point: Women on Boards and Financial Performance.” MSCI ESG Research LLC, December 2016. MSCI World Index, Pax Gender Analytics, 2016.

December 31, 2016
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2016

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	6.01%	3.57%	9.28%	2.82%
Institutional Class[1,2]	PXWIX	6.30%	3.83%	9.55%	3.09%
Pax Global Women's Leadership (Net) Index*		6.34%	N/A	N/A	N/A
MSCI World (Net) Index		7.51%	3.80%	10.41%	3.83%
Lipper Global Multi-Cap Core Funds Index		8.39%	3.26%	9.96%	4.57%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

*	A custom index calculated by MSCI. Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Index Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Institutional Class Shares is April 19, 2006. Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund”), on October 29, 2007. Performance information shown for Institutional Class Shares includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to

December 31, 2016

October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Pax World Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed.

Asset Allocation	Percent of Investments
U.S. Stocks	61.5%
Foreign Stocks	36.0%
Exchange-Traded Funds	1.9%
Cash & Cash Equivalents	0.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	2.7%
NIKE, Inc., Class B	2.0%
Johnson & Johnson	1.9%
Facebook, Inc., Class A	1.8%
salesforce.com, Inc.	1.8%
American Water Works Co., Inc.	1.8%
Yahoo!, Inc.	1.7%
Abbott Laboratories	1.6%
Aetna, Inc.	1.6%
AT&T, Inc.	1.5%
Total	18.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	18.5%
Financials	18.4%
Consumer Staples	12.9%
Consumer Discretionary	12.3%
Health Care	11.1%
Industrials	6.1%
Telecommunication Services	6.0%
Utilities	5.1%
Materials	2.7%
Real Estate	2.6%
Energy	2.1%
Exchange-Traded Funds	1.9%
Other assets and liabilities (net)	0.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	61.1%
France	7.1%
Canada	5.6%
United Kingdom	4.9%
Australia	4.3%
Sweden	4.2%
Germany	3.3%
Norway	1.8%
Netherlands	1.6%
Ireland	1.4%
Finland	1.1%
Spain	0.7%
Singapore	0.6%
Denmark	0.5%
Switzerland	0.5%
Hong Kong	0.3%
Italy	0.3%
Belgium	0.2%
Israel	0.1%
New Zealand	0.1%
Time Deposit	0.6%
Other assets and liabilities (net)	-0.3%
Total	100.0%

December 31, 2016
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Bruce Jenkyn-Jones Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 10.62%, 10.62%, 10.91% and 10.35%, respectively, versus 7.86% for the MSCI All-Country World (Net) Index and 11.68% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

2016 was a year of confounded expectations in terms of political developments, with both Brexit and the outcome of the U.S. election surprising many observers and the global equity markets. While separating the rhetoric from the reality will take some patience, a Trump Administration could well prove positive for global investors over the medium term given his stated commitments to cutting U.S. corporate taxes and implementing growth-friendly policies.

The 22nd Conference of the Parties to the United Nation Framework Convention on Climate Change (COP22) took place in Marrakesh in November and the mood was defiantly optimistic. The response from the international community to Trump’s pre-election threat to “cancel” the 2015 Paris Climate Agreement has been to redouble support for the climate treaty, with China, crucially, reiterating its commitment to addressing climate change. China also released its own 13th Five Year Plan, with heavy emphasis on improving environmental health, tackling air, water and land pollution, and investing further in renewable energy and energy efficiency.

Cyclical stocks delivered strong performance during the year, encouraged by the expectation of pro-growth policies including tax reform in the U.S. Economically sensitive companies outperformed.

December 31, 2016
Pax Global Environmental Markets Fund, continued

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s exposure to the Sustainable Food and Agriculture sub-sector was increased during 2016. The portfolio management team continues to see compelling opportunities within these markets and the benefits this diversification brings to the portfolio.

The Fund made its first investment in the Public Transportation sub-sector, with the purchase of East Japan Railway Co. The company is the world’s largest passenger railway company and demonstrates strong energy efficiency and pollution control credentials.

Renewable Energy exposure was reduced over the period as the managers remain cautious on the overcapacity issues within solar markets.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS?

The Water Infrastructure sub-sector delivered the strongest performance, driven by robust municipal spending on repair and renewal of aging networks, particularly in the U.S. Xylem, Inc. was one such example within the portfolio, additionally benefiting from the announcement of a significant water meter acquisition during the period. The outcome of the U.S. election also proved beneficial for this sub-sector. Under a Trump presidency, increased infrastructure spending is expected, with aging water infrastructure cited as a major issue and a priority to be addressed. This, we believe, should lead to higher spending on components and services, together with other infrastructure hardware that comply with local environmental standards.

The Fund’s Sustainable Food and Agriculture holdings performed well. WestRock Co. (Logistics, Food Safety and Packaging, U.S.) rose as U.S. containerboard prices increased during the year. Marine Harvest ASA (Sustainable and Efficient Agriculture, Norway) was driven by record-high prices of salmon in Europe early in the year, combined with expectations for continued tight supply in the market.

What portfolio holdings detracted from performance relative to the FTSE EOAS?

Following strong performance earlier in the year, defensive Water Utilities underperformed as investor preference moved away from ‘expensive defensives’ toward more cyclical stocks. Water Utilities serve as bond proxies and with the

December 31, 2016

renewed growth expectations leading to higher interest rates, European and UK utilities underperformed. Suez (France) and Pennon Group PLC (UK) were two such examples.

Negative sentiment within the automotive industry presented a headwind for Transport Energy Efficiency companies including Delphi Automotive PLC (U.S.). The portfolio managers continue to believe companies operating in emission control technologies and hybrid/electric vehicle supply chains are well positioned over the longer term, benefiting from tighter legislation and demand for lower carbon transportation.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

December 31, 2016
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		10.62%	1.96%	10.77%	4.46%
Class A1,2,4	PXEAX	NAV[3]	10.62%	1.98%	10.78%	4.46%
		POP	4.58%	0.08%	9.54%	3.79%
Institutional Class[1]	PGINX		10.91%	2.22%	11.04%	4.72%
Class R1	PGRGX		10.35%	1.72%	10.51%	4.19%
MSCI AC World (Net) Index[5]			7.86%	3.13%	9.36%	3.87%
FTSE Environmental Opportunities Index Series			11.68%	3.13%	11.04%	NA
MSCI World (Net) Index			7.51%	3.80%	10.41%	4.43%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is March 27, 2008. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Effective April 1, 2016, the performance benchmark of the Pax Global Environmental Markets Fund changed from the MSCI World Index to the MSCI AC World Index. The Adviser believes the MSCI AC World Index better represents the investment strategies of the Fund.

Asset Allocation	Percent of Investments
U.S. Stocks	50.2%
Foreign Stocks	46.7%
Cash & Cash Equivalents	3.1%
Total	100.0%

December 31, 2016

Top Ten Holdings

Company	Percent of Net Assets
Legrand SA	3.2%
Suez	3.0%
Delphi Automotive PLC	3.0%
Danaher Corp.	3.0%
Sealed Air Corp.	2.9%
Waste Management, Inc.	2.9%
Ecolab, Inc.	2.9%
WestRock Co.	2.9%
Thermo Fisher Scientific, Inc.	2.7%
East Japan Railway Co.	2.7%
Total	29.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Geographical Diversification

Country	Percent of Net Assets
United States	50.3%
Japan	11.0%
United Kingdom	8.9%
France	6.3%
Germany	5.5%
Switzerland	2.1%
Taiwan	2.0%
Norway	1.9%
Finland	1.8%
Hong Kong	1.8%
Spain	1.5%
Belgium	1.4%
China	1.2%
Ireland	1.2%
Other assets and liabilities (net)	3.1%
Total	100.0%

December 31, 2016
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		1.2%
	Renewable Energy Developers & Independent Power Producers (IPPs)	1.2%

	Energy Efficiency		25.2%
	Power Network Efficiency	3.5%
	Industrial Energy Efficiency	2.0%
	Buildings Energy Efficiency	9.7%
	Transport Energy Efficiency	5.3%
	Consumer Energy Efficiency	2.6%
	Diversified Energy Efficiency	2.1%

	Water Infrastructure & Technologies		32.1%
	Water Infrastructure	12.3%
	Water Treatment Equipment	7.7%
	Water Utilities	12.1%

	Pollution Control		17.2%
	Pollution Control Solutions	1.4%
	Environmental Testing & Gas Sensing	13.1%
	Public Transportation	2.7%

	Waste Management & Technologies		2.9%
	General Waste Management	2.9%

	Food, Agriculture & Forestry		13.3%
	Logistics, Food Safety and Packaging	7.8%
	Sustainable & Efficient Agriculture	5.5%

	Diversified Environmental		5.0%
	Diversified Environmental	5.0%
	Other assets and liabilities (net)		3.1%
			100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax Core Bond Fund

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

The inception date for the Pax Core Bond Fund was December 16, 2016. For the period from inception date December 16, 2016 through December 31, 2016, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 0.87% and 0.93%, respectively, compared to 1.11% for the Bloomberg Barclays US Aggregate Bond Index and 0.97% for the Lipper Core Bond Funds Index.

Portfolio Highlights (Unaudited)

Returns—Period ended December 31, 2016

Share class	Ticker Symbol	Total Return Since Inception[1]
Institutional Class[2]	PXBIX	0.93%
Individual Investor Class[2]	PAXBX	0.87%
Bloomberg Barclays US Aggregate Bond Index		1.11%
Lipper Core Bond Funds Index		0.97%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016. (Note A)

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	97.1%
Foreign Bonds	1.1%
Cash & Cash Equivalents	1.8%
Total	100.0%

December 31, 2016
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality

Bond Rating	Percent of Bonds
U.S. Government	63.3%
AAA	3.6%
AA+	1.5%
AA	1.6%
AA-	3.3%
A+	0.9%
A	4.6%
A-	2.9%
BBB+	8.3%
BBB	4.8%
BBB-	2.2%
BB+	0.6%
BB	0.8%
BB-	0.7%
Not Rated	0.9%
Total	100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

December 31, 2016

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 2.375%, 08/15/24	6.5%
United States Treasury Note, 1.750%, 11/30/21	5.9%
United States Treasury Note, 3.125%, 08/15/44	2.5%
United States Treasury Note, 2.125%, 11/30/23	2.5%
United States Treasury Note, 4.500%, 02/15/36	1.9%
United States Treasury Note, 1.625%, 05/15/26	1.9%
United States Treasury Note, 2.125%, 09/30/21	1.7%
United States Treasury Note, 1.750%, 09/30/19	1.3%
United States Treasury Note, 1.000%, 10/15/19	1.0%
United States Treasury Note, 6.250%, 05/15/30	0.9%
Total	26.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Treasury Bonds	30.9%
Mortgage-Backed Bonds	28.6%
Corporate Bonds	28.0%
Municipal Bonds	5.2%
Agency/Government Related Bonds	3.4%
Government Bonds	0.9%
Community Investment Notes	0.6%
Other assets and liabilities (net)	2.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager’s Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 13.81%, 13.80%, 13.96% and 13.52%, respectively, compared to 14.76% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 14.54% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund’s performance?

Recovering commodity prices, stable economic performance, moderate defaults and a global search for yield drove the robust performance in the asset class. The Pax High Yield Bond Fund, while falling modestly short of the benchmark for the year, performed relatively well in the second half on the back of a number of positions which recovered from their lows in late 2015 and early 2016.

Specific credit selection drove the majority of the fund’s performance. Sectors which contributed to performance were Technology, Media and Healthcare. Sectors which detracted during the year were Basic Industry, Retail and Energy.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund diversified into a larger number of positions during the year, growing from 107 to 155 companies. This resulted in average position sizes declining from 85 basis points to 55 basis points. By sector, the Fund increased exposure to the Consumer Goods, Leisure and Energy (mid-stream) sectors. The Fund reduced exposure to the Media, Financial Services and Transportation sectors.

The average credit quality of the Fund as measured by Standard & Poor’s was unchanged from the prior fiscal year at B+. The duration of the Fund declined from 4.45 years at 12/31/15 (versus the benchmark duration at 4.51) to 4.03 years at 12/31/16 (versus the benchmark duration at 4.15).

December 31, 2016

What portfolio holdings contributed positively to performance?

Syniverse Holdings, Inc., a technology company, performed very well in 2016 as their operating performance stabilized and the company was successful in extending its debt maturities. Chaparral Energy, Inc., an exploration and production company, recovered along with oil prices despite going through a pre-packaged bankruptcy. Quad Graphics, Inc., a commercial printing company, also performed very well as management executed material cost savings and bond buybacks in the open market.

What portfolio holdings detracted from performance?

Charlotte Russe Holdings, Inc., a retailer, has been facing declining mall traffic and heightened competition in “fast fashion.” The Company’s term loan has been very illiquid and volatile. SM Energy, Co., an exploration and production company, performed poorly in the early part of the year when the position was exited. Lastly, Carlstar Group, LLC, a niche industrial manufacturer, performed poorly on cyclical weakness in its end-markets and unclear intentions from its owner/sponsor.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 4.50% ($10,000 investment minus $450 sales load = $9,550).

December 31, 2016
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		13.81%	1.89%	5.09%	5.33%
Class A1,2,4	PXHAX	NAV[3]	13.80%	1.93%	5.12%	5.34%
		POP	8.76%	0.37%	4.15%	4.86%
Institutional Class[1,4]	PXHIX		13.96%	2.13%	5.35%	5.55%
Class R1,5	PXHRX		13.52%	1.64%	4.86%	5.08%
BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			14.76%	4.89%	7.04%	6.95%
Lipper High Yield Bond Funds Index			14.54%	3.67%	6.72%	5.92%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses in prior periods: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

December 31, 2016

Asset Allocation	Percent of Investments
U.S. Bonds	77.1%
Foreign Bonds	14.3%
Loans	3.7%
U.S. Stocks	0.1%
Cash & Cash Equivalents	4.8%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
BBB	0.3%
BBB-	5.7%
BB+	8.6%
BB	11.2%
BB-	22.6%
B+	13.7%
B	15.7%
B-	14.7%
CCC+	5.5%
CCC-	0.6%
Not Rated	1.4%
Total	100.0%

See bond rating descriptions on page 42.

Top Ten Holdings

Company	Percent of Net Assets
HCA, Inc., 5.875%, 02/15/26	1.5%
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1.2%
Charlotte Russe, Inc., 6.750%, 05/21/19	1.2%
Ahern Rentals, Inc., 144A, 7.375%, 05/15/23	1.1%
Syniverse Holdings, Inc., 9.125%, 01/15/19	1.1%
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19	1.1%
Frontier Communications Corp, 10.500%, 09/15/22	1.1%
Sprint Communications, Inc., 8.375%, 08/15/17	1.0%
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25	1.0%
Simmons Foods, Inc., 144A, 7.875%, 10/01/21	1.0%
Total	11.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2016
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	14.6%
Telecommunications	10.4%
Media	9.7%
Basic Industry	8.7%
Health Care	8.0%
Retail	5.7%
Capital Goods	5.7%
Technology & Electronics	4.9%
Services	4.4%
Banking	4.1%
Financial Services	3.6%
Consumer Goods	3.4%
Leisure	2.8%
Real Estate	2.3%
Transportation	2.3%
Automotive	2.2%
Utility	1.4%
Insurance	0.4%
Other assets and liabilities (net)	5.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2016
Pax Balanced Fund

Portfolio Manager Christopher Brown

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Nathan Moser, CFA

Portfolio Managers’ Comments

How did the Pax Balanced Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Institutional Class and Class R shares of the Fund had total returns of 5.81%, 6.06% and 5.50% respectively, compared to 8.31% for the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (“BARCAP”) blend (the Blended Index) and 7.54% for the Lipper Mixed-Asset Target Allocation Growth Funds Index.

What factors contributed to the Fund’s performance?

The overall equity component of the Fund underperformed relative to the S&P 500 Index. Stock selection in the Information Technology sector and the Fund’s exposure to international developed markets were the largest detractors to relative performance. Stock selection within the Healthcare sector contributed positively to relative performance. The bond component of the Fund underperformed the BARCAP. However, the Fund’s underweight to fixed income versus the Blended Index contributed positively to the overall relative performance of the Fund.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund converted to a fund of funds structure in December 2016. It continues to have the same investment objective, portfolio management team and strategic asset allocation; however, the Fund’s strategy has changed such that asset allocation components are now fully invested in Pax World Funds rather than a combination of individual securities and mutual funds.

During this structural change we initiated a position in the recently launched Pax ESG Beta Dividend Fund to help increase the dividend yield of the equity component of the Fund. Additionally, the Fund converted its large cap component of individual securities (“large cap sleeve”) into a direct investment in the recently

December 31, 2016
Pax Balanced Fund, continued

launched Pax Large Cap Fund, and converted its fixed income component of individual securities (“fixed income sleeve”) into a direct investment in the recently launched Pax Core Bond Fund. The large cap sleeve and Large Cap Fund were/are managed by Chris Brown, and the fixed income sleeve and Core Bond Fund were/are managed by Anthony Trzcinka.

The Fund continues to obtain its U.S. mid cap exposure through direct investments in the Pax Mid Cap Fund and its Non-U.S. exposure through direct investments in the Pax MSCI International ESG Index Fund.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2016

			Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	5.81%	4.36%	8.03%	4.05%
Institutional Class[1,2]	PAXIX	6.06%	4.62%	8.30%	4.30%
Class R1,3	PAXRX	5.50%	4.09%	7.76%	3.81%
S&P 500 Index		11.96%	8.87%	14.66%	6.95%
Blended Index		8.31%	6.66%	9.69%	6.21%
Lipper Mixed-Asset Target Alloc. Growth Funds Index		7.54%	4.61%	9.38%	5.28%

See “Glossary of Terms” for descriptions of benchmarks.

December 31, 2016

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	42.0%
Pax ESG Beta Dividend Fund	7.3%
Small/Mid-Cap Core Strategies
Pax Mid Cap Fund	9.2%
Foreign Large Cap Blend Strategy
Pax MSCI International ESG Index Fund	8.5%
Total Equity	67.0%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	32.0%
Total Fixed Income	32.0%

Cash & Cash Equivalents	1.0%
Total	100.0%

December 31, 2016
Pax Sustainable Managers Capital Appreciation Fund

Portfolio Manager Peter Di Teresa

Portfolio Manager Shannon Zimmerman

Portfolio Managers’ Comments

How did the Pax Sustainable Managers Capital Appreciation Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class, and Class C shares of the Fund returned 7.98%, 8.03%, 8.38%, and 7.24%, respectively, compared to 7.41% for its Blended Index*, and 7.54% for the Lipper Mixed-Asset Target Allocation Growth Funds Index.

How is the Fund’s portfolio positioned?

At the end of the year, the portfolio’s positioning was consistent with its longtime make up of a moderate overweight to equities and an emphasis on more-flexible funds in the fixed-income portion of the portfolio.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There were no significant changes to the Fund’s positioning but we did incrementally decrease the equity overweight while bringing international developed and emerging markets exposure closer to neutral weightings.

What contributed positively to performance?

In a year that saw equities deliver strong overall results while interest rate-sensitive bonds were solid but unexceptional, the portfolio’s overweight to equities and exposure to credit-sensitive bonds were positive contributors to the Fund’s performance.

What detracted from performance?

Although equity exposure overall was a positive for the Fund’s performance in 2016, holdings in developed international markets detracted from results as they posted a loss for the year.

*	See “Glossary of Terms” for descriptions of benchmarks.

December 31, 2016
Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1,2,6]	PWCAX		7.98%	3.55%	8.74%	7.27%
Class A1,3,6	PGPAX	NAV[4]	8.03%	3.57%	8.75%	7.28%
		POP	2.06%	1.62%	7.53%	6.42%
Institutional Class[1,6]	PMIIX		8.38%	3.86%	9.09%	7.56%
Class C1,5,6	PWCCX	NAV[4]	7.24%	2.78%	7.94%	6.46%
		CDSC	6.17%
Blended Index			7.41%	5.15%	10.20%	8.68%
Lipper Mixed-Asset Target Allocation Growth Funds Index			7.54%	4.61%	9.38%	8.16%
S&P 500 Index			11.96%	8.87%	14.66%	12.59%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 4, 2010. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Individual Investor Class is April 1, 2016. The performance information shown for Individual Investor Class shares includes the NAV performance of Class A shares for the period prior to Individual Investor Class inception.

December 31, 2016
Pax Sustainable Managers Capital Appreciation Fund, continued
Portfolio Highlights (Unaudited), continued

[3]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund’s Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[4]	NAV is Net Asset Value.

[5]

A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[6]

Effective March 29, 2016, the ESG Managers Growth Portfolio was consolidated into the ESG Managers Growth and Income Portfolio, and the ESG Managers Growth and Income Portfolio was renamed the Pax Sustainable Managers Capital Appreciation Fund. The ESG Managers Growth and Income Portfolio is considered the “Surviving Fund” of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Capital Appreciation Fund for periods prior to March 29, 2016 is that of the Surviving Fund.

Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
Neuberger Berman Socially Responsive Fund	0.4%
Parnassus Core Equity Fund	23.3%
TIAA-CREF Social Choice Equity Fund	14.3%
Touchstone Premium Yield Equity Fund	0.5%
Small/Mid-Cap
Ariel Fund	5.7%
Eventide Gilead Fund	8.5%
Pax Small Cap Fund	6.5%
International/World
Appleseed Fund	1.1%
Hartford Schroders Emerging Markets Equity Fund	4.5%
Pax MSCI International ESG Index Fund	19.5%
Portfolio 21 Global Equity Fund	1.2%
Sector Specific
Pax Global Environmental Markets Fund	2.5%
Total Equities	88.0%

FIXED INCOME
Investment Grade
PIMCO Income Fund	7.9%
Praxis Impact Bond Fund	0.1%
TIAA-CREF Social Choice Bond Fund	3.4%
High Yield
Pax High Yield Bond Fund	0.9%
Total Fixed Income	12.3%
Other assets and liabilities (net)	-0.3%

Total	100.0%

December 31, 2016

Top Ten Holdings

Company	Percent of Net Assets
Parnassus Core Equity Fund	23.3%
Pax MSCI International ESG Index Fund	19.5%
TIAA-CREF Social Choice Equity Fund	14.3%
Eventide Gilead Fund	8.5%
PIMCO Income Fund	7.9%
Pax Small Cap Fund	6.5%
Ariel Fund	5.7%
Hartford Schroders Emerging Markets Equity Fund	4.5%
TIAA-CREF Social Choice Bond Fund	3.4%
Pax Global Environmental Markets Fund	2.5%
Total	96.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2016
Pax Sustainable Managers Total Return Fund

Portfolio Manager Peter Di Teresa

Portfolio Manager Shannon Zimmerman

Portfolio Managers’ Comments

How did the Pax Sustainable Managers Total Return Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2016, the Individual Investor Class, Class A, Institutional Class, and Class C shares of the Fund returned 4.67%, 4.70%, 5.06%, and 3.96%, respectively, compared to 4.81% for its Blended Index* and 6.28% for the Lipper Mixed-Asset Target Allocation Conservative Funds Index.

How is the Fund’s portfolio positioned?

At the end of the year, the portfolio’s positioning was consistent with its longtime make up of a moderate overweight to equities and an emphasis on more-flexible funds in the fixed-income portion of the portfolio.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There were no significant changes to the Fund’s positioning but we did incrementally decrease the equity overweight while bringing international developed and emerging markets exposure closer to neutral weightings.

What contributed positively to performance?

In a year that saw equities deliver strong overall results while interest rate-sensitive bonds were solid but unexceptional, the portfolio’s overweight to equities and exposure to credit-sensitive bonds were positive contributors to the Fund’s performance.

What detracted from performance?

Although equity exposure overall was a positive for the Fund’s performance in 2016, holdings in developed international markets detracted from results as they posted a loss for the year. That weakness was the biggest factor in the Fund trailing its category for the year as the portfolio held roughly 4% more in international markets than the category average.

*	See “Glossary of Terms” for descriptions of benchmarks.

December 31, 2016
Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 4.50% ($10,000 investment minus $450 sales load = $9,550).

Returns—Period ended December 31, 2016

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1,2,6]	PWTRX		4.67%	3.19%	5.20%	5.14%
Class A1,3,6	PWMAX	NAV[4]	4.70%	3.20%	5.21%	5.15%
		POP	0.03%	1.64%	4.24%	4.46%
Institutional Class[1,6]	PWMIX		5.06%	3.47%	5.47%	5.40%
Class C1,5,6	PWMCX	NAV[4]	3.96%	2.41%	4.42%	4.35%
		CDSC	2.92%
Blended Index			4.81%	4.05%	5.75%	5.96%
Lipper Mixed-Asset Target Allocation Conservative Funds Index			6.28%	3.06%	5.01%	5.23%
Barclays U.S. Aggregate Bond Index			2.65%	3.03%	2.23%	3.61%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 4, 2010. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

December 31, 2016
Pax Sustainable Managers Total Return Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

Inception of Individual Investor Class is April 1, 2016. The performance information shown for Individual Investor Class shares includes the NAV performance of Class A shares for the period prior to Individual Investor Class inception.

[3]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund’s Class A shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[4]	NAV is Net Asset Value.

[5]

A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[6]

Effective March 29, 2016, the ESG Managers Balanced Portfolio was consolidated into the ESG Managers Income Portfolio, and the ESG Managers Income Portfolio was renamed the Pax Sustainable Managers Total Return Fund. The ESG Managers Income Portfolio is considered the “Surviving Fund” of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Total Return Fund for periods prior to March 29, 2016 is that of the Surviving Fund.

Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
Neuberger Berman Socially Responsive Fund	2.9%
Parnassus Core Equity Fund	8.3%
TIAA-CREF Social Choice Equity Fund	1.7%
Touchstone Premium Yield Equity Fund	4.9%
Small/Mid-Cap
Ariel Fund	1.2%
Eventide Gilead Fund	3.5%
Pax Small Cap Fund	2.1%
International/World
Appleseed Fund	3.8%
Hartford Schroders Emerging Markets Equity Fund	2.2%
Pax MSCI International ESG Index Fund	7.7%
Portfolio 21 Global Equity	1.3%
Sector Specific
Pax Global Environmental Markets Fund	1.3%
Total Equities	40.9%

FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	5.8%
CRA Qualified Investment Fund	5.8%
PIMCO Income Fund	12.2%
Praxis Impact Bond Fund	14.7%
TIAA-CREF Social Choice Bond Fund	16.4%

December 31, 2016

Manager/Strategy	Percent of Net Assets
High Yield
Pax High Yield Bond Fund	4.6%
Total Fixed Income	59.5%
Other assets and liabilities (net)	-0.4%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
TIAA-CREF Social Choice Bond Fund	16.4%
Praxis Impact Bond Fund	14.7%
PIMCO Income Fund	12.2%
Parnassus Core Equity Fund	8.3%
Pax MSCI International ESG Index Fund	7.7%
Access Capital Community Investment Fund	5.8%
CRA Qualified Investment Fund	5.8%
Touchstone Premium Yield Equity Fund	4.9%
Pax High Yield Bond Fund	4.6%
Appleseed Fund	3.8%
Total	84.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2016
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.,

For those of us committed to sustainability, 2016 was a year of drama. There were some great highs, including the entry into force of the Paris Agreement, in which most countries committed to reduce greenhouse gas emissions. And then there was the U.S. election, which brought climate skeptics into senior Administration positions.

We understand how important public policy can be to sustainability, but we also understand its limitations. Our own commitment to sustainability in investment is not diminished by policy headwinds. For example, Pax filed or co-filed shareholder resolutions with ten companies for the 2016 shareholder season, concentrating on two key aspects of sustainability: gender equality and climate change. For this year’s shareholder season, we have filed or co-filed 11 resolutions, again on the same two key topics. And even though the season has not really begun yet, we’ve already been able to withdraw one gender pay equity resolution after reaching an agreement on a way forward with one company. We are optimistic that we will be able to withdraw others as the season progresses, just as we were able to withdraw half our resolutions last year.

This kind of progress may sound laborious, but many, if not most, of the companies we’ve engaged with on these topics are some of the largest in the world. And when those companies commit to gender pay equity or agree to establish targets for greenhouse gas reduction, it helps to create pressure on others—including the thousands of companies in these companies’ supply chains—to step up as well. There is a halo effect to this kind of engagement that’s difficult to quantify, but real nonetheless.

When I first started engaging with companies on board diversity, the two typical polite responses I got were, “Okay, but can you prove to me that women will make effective board members?” and “We are committed to diversity, but there aren’t enough qualified women available.” Times have changed. Pax has been able to withdraw every resolution we have filed with companies on board gender diversity because we were able to reach agreements with companies to include diverse candidates for every director search. Several of the companies we’ve engaged with have added women to their boards. Our record on gender pay equity is similar, though this is only the second year we’ve focused our engagement efforts on that topic.

December 31, 2016
Sustainable Investing Update (Unaudited), continued

Why the success? Because both issues—and gender equality more generally—have become mainstream economic topics, and the recognition among investors that gender equality has financial value is growing quickly. Yes, in some countries, policy has also been a tailwind, especially countries that have statutes requiring gender diversity on boards (which is not the case in the United States). The thing that’s driving gender equality, in terms of board and executive suite representation as well as pay equality, is not so much policy as economics. Companies with more women in decision-making roles do better financially, according to numerous studies, as well as our own experience and analysis. In short, the market recognizes the importance of gender equality.

Similarly, financial markets are increasingly aware of and integrating climate risks and opportunities into investment decisions. President Trump has vowed to kill the Clean Power Plan, and that might happen. But the main thrust of that plan—reducing dependence on coal to produce electricity—has been underway in the U.S. for almost a decade, and there is widespread agreement among financial pundits that coal’s demise was market-driven, not policy-driven. Meanwhile, renewable energy continues to constitute the majority of new capacity added, and wind and solar, in particular, are increasingly cost-competitive with fossil fuels. Why? Not because of subsidies, but in our view, because of technology.

In short, sustainability is alive and well, and our own commitment to advancing it, using the tools we have as investors, is stronger than ever.

December 31, 2016
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2016 and ending on December 31, 2016.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

December 31, 2016
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Individual Investor [2]	$ 1,000.00	$ 991.70	0.96%	$ 0.52
Large Cap Fund - Institutional Investor [2]	1,000.00	991.70	0.71%	0.39
Mid Cap Fund - Individual Investor	1,000.00	1,050.90	1.15%	5.93
Mid Cap Fund - Institutional	1,000.00	1,051.20	0.90%	4.64
Small Cap Fund - Individual Investor	1,000.00	1,125.70	1.20%	6.41
Small Cap Fund - Class A	1,000.00	1,125.90	1.20%	6.41
Small Cap Fund - Institutional	1,000.00	1,127.00	0.95%	5.08
Small Cap Fund - Class R	1,000.00	1,124.20	1.45%	7.74
ESG Beta Quality Fund - Individual Investor	1,000.00	1,063.90	0.90%	4.67
ESG Beta Quality Fund - Class A	1,000.00	1,063.70	0.90%	4.67
ESG Beta Quality Fund - Institutional	1,000.00	1,065.00	0.65%	3.37
ESG Beta Quality Fund - Class R	1,000.00	1,062.50	1.15%	5.96
ESG Beta Dividend Fund - Individual Investor [2]	1,000.00	991.10	0.90%	0.49
ESG Beta Dividend Fund - Institutional Investor [2]	1,000.00	991.10	0.65%	0.35
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,024.60	0.80%	4.07
MSCI International ESG Index Fund - Institutional	1,000.00	1,025.10	0.55%	2.80
MSCI International ESG Index Fund - Class R	1,000.00	1,023.80	1.05%	5.34
Global Women's Index Fund - Individual Investor	1,000.00	1,037.00	0.90%	4.61
Global Women's Index Fund - Institutional	1,000.00	1,038.80	0.65%	3.33
Global Environmental Markets Fund - Individual Investor	1,000.00	1,065.00	1.23%	6.38
Global Environmental Markets Fund - Class A	1,000.00	1,065.00	1.23%	6.38
Global Environmental Markets Fund - Institutional	1,000.00	1,066.10	0.98%	5.09
Global Environmental Markets Fund - Class R	1,000.00	1,063.30	1.48%	7.68
Core Bond Fund - Individual Investor [2]	1,000.00	1,008.70	0.74%	0.41
Core Bond Fund - Institutional Investor [2]	1,000.00	1,009.30	0.49%	0.27
High Yield Bond Fund - Individual Investor	1,000.00	1,086.60	0.96%	5.04
High Yield Bond Fund - Class A	1,000.00	1,086.50	0.96%	5.03
High Yield Bond Fund - Institutional	1,000.00	1,086.60	0.71%	3.72
High Yield Bond Fund - Class R	1,000.00	1,085.20	1.21%	6.34
Balanced Fund - Individual Investor	1,000.00	1,030.90	0.70%	3.57
Balanced Fund - Institutional	1,000.00	1,032.40	0.45%	2.30
Balanced Fund - Class R	1,000.00	1,029.70	0.95%	4.85
Capital Appreciation Fund - Individual Investor	1,000.00	1,062.70	0.95%	4.93
Capital Appreciation Fund - Class A	1,000.00	1,062.70	0.92%	4.77
Capital Appreciation Fund - Institutional	1,000.00	1,065.10	0.68%	3.53
Capital Appreciation Fund - Class C	1,000.00	1,059.00	1.67%	8.64
Total Return Fund - Individual Investor	1,000.00	1,020.00	0.88%	4.47
Total Return Fund - Class A	1,000.00	1,020.90	0.87%	4.42
Total Return Fund - Institutional	1,000.00	1,022.70	0.62%	3.15
Total Return Fund - Class C	1,000.00	1,017.30	1.62%	8.21

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2016 and ending on December 31, 2016).

[2]

Commencement of operations for the Large Cap Fund, ESG Beta Dividend Fund and Pax Core Bond Fund were December 12, 2016. Expense calculations are based on 20 days, to reflect the period from December 12, 2016 through December 31, 2016.

December 31, 2016
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Individual Investor [2]	$ 1,000.00	$ 1,021.57	0.96%	$ 4.88
Large Cap Fund - Institutional Investor [2]	1,000.00	1,021.57	0.71%	3.61
Mid Cap Fund - Individual Investor	1,000.00	1,019.36	1.15%	5.84
Mid Cap Fund - Institutional	1,000.00	1,020.61	0.90%	4.57
Small Cap Fund - Individual Investor	1,000.00	1,019.10	1.20%	6.09
Small Cap Fund - Class A	1,000.00	1,019.10	1.20%	6.09
Small Cap Fund - Institutional	1,000.00	1,020.36	0.95%	4.82
Small Cap Fund - Class R	1,000.00	1,017.85	1.45%	7.35
ESG Beta Quality Fund - Individual Investor	1,000.00	1,020.61	0.90%	4.57
ESG Beta Quality Fund - Class A	1,000.00	1,020.61	0.90%	4.57
ESG Beta Quality Fund - Institutional	1,000.00	1,021.87	0.65%	3.30
ESG Beta Quality Fund - Class R	1,000.00	1,019.36	1.15%	5.84
ESG Beta Dividend Fund - Individual Investor [2]	1,000.00	1,021.87	0.90%	4.57
ESG Beta Dividend Fund - Institutional Investor [2]	1,000.00	1,021.87	0.65%	3.30
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,021.11	0.80%	4.06
MSCI International ESG Index Fund - Institutional	1,000.00	1,022.37	0.55%	2.80
MSCI International ESG Index Fund - Class R	1,000.00	1,019.86	1.05%	5.33
Global Women's Index Fund - Individual Investor	1,000.00	1,020.61	0.90%	4.57
Global Women's Index Fund - Institutional	1,000.00	1,021.87	0.65%	3.30
Global Environmental Markets Fund - Individual Investor	1,000.00	1,018.95	1.23%	6.24
Global Environmental Markets Fund - Class A	1,000.00	1,018.95	1.23%	6.24
Global Environmental Markets Fund - Institutional	1,000.00	1,020.21	0.98%	4.98
Global Environmental Markets Fund - Class R	1,000.00	1,017.70	1.48%	7.51
Core Bond Fund - Individual Investor [2]	1,000.00	1,021.42	0.74%	3.76
Core Bond Fund - Institutional Investor [2]	1,000.00	1,022.67	0.49%	2.49
High Yield Bond Fund - Institutional	1,000.00	1,020.31	0.96%	4.88
High Yield Bond Fund - Class R	1,000.00	1,020.31	0.96%	4.88
High Yield Bond Fund - Institutional	1,000.00	1,021.57	0.71%	3.61
High Yield Bond Fund - Class R	1,000.00	1,019.05	1.21%	6.14
Balanced Fund - Individual Investor	1,000.00	1,021.62	0.70%	3.56
Balanced Fund - Institutional	1,000.00	1,022.87	0.45%	2.29
Balanced Fund - Class R	1,000.00	1,020.36	0.95%	4.82
Capital Appreciation Fund - Individual Investor	1,000.00	1,020.36	0.95%	4.82
Capital Appreciation Fund - Class A	1,000.00	1,020.51	0.92%	4.67
Capital Appreciation Fund - Institutional	1,000.00	1,021.72	0.68%	3.46
Capital Appreciation Fund - Class C	1,000.00	1,016.74	1.67%	8.47
Total Return Fund - Individual Investor	1,000.00	1,020.71	0.88%	4.47
Total Return Fund - Class A	1,000.00	1,020.76	0.87%	4.42
Total Return Fund - Institutional	1,000.00	1,022.02	0.62%	3.15
Total Return Fund - Class C	1,000.00	1,016.99	1.62%	8.21

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2016 and ending on December 31, 2016).

[2]	For the Hypothetical examples, calculations shown assume the new Fund or new Share Class was in existence for the entire one-half year period beginning on July 1, 2016 and ending on December 31, 2016.

December 31, 2016
Schedule of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 97.5%

Consumer Discretionary: 9.0%
Amazon.com, Inc. (a)	23,539	$17,651,190
Home Depot, Inc., The	25,673	3,442,236
Mohawk Industries, Inc. (a)	59,903	11,961,431
Ross Stores, Inc.	136,921	8,982,018
Time Warner, Inc.	228,158	22,024,092
Walt Disney Co., The	64,230	6,694,051
		70,755,018
Consumer Staples: 10.2%
Estee Lauder Cos, Inc., The, Class A	190,355	14,560,254
General Mills, Inc.	239,954	14,821,959
Molson Coors Brewing Co., Class B	94,133	9,160,082
PepsiCo, Inc.	192,545	20,145,983
Procter & Gamble Co., The	201,103	16,908,740
Whole Foods Market, Inc.	171,151	5,264,605
		80,861,623
Energy: 8.2%
EOG Resources, Inc.	141,248	14,280,173
Occidental Petroleum Corp.	158,144	11,264,597
Pioneer Natural Resources Co.	106,114	19,107,948
Schlumberger, Ltd.	243,377	20,431,499
		65,084,217
Financials: 19.4%
Bank of America Corp.	840,000	18,564,000
Bank of New York Mellon Corp., The	360,530	17,081,911
Berkshire Hathaway, Inc., Class B (a)	154,036	25,104,787
Charles Schwab Corp., The	397,927	15,706,179
Chubb, Ltd.	210,431	27,802,144
First Republic Bank	105,429	9,714,228
Goldman Sachs Group, Inc., The	83,436	19,978,750
JPMorgan Chase & Co.	87,018	7,508,783
U.S. Bancorp	213,939	10,990,046
		152,450,828
Health Care: 13.7%
Biogen, Inc. (a)	50,918	14,439,326
Celgene Corp. (a)	124,085	14,362,839
Gilead Sciences, Inc.	171,151	12,256,123
Johnson & Johnson	141,200	16,267,652
Merck & Co., Inc.	303,794	17,884,353
Thermo Fisher Scientific, Inc.	115,527	16,300,860
Zoetis, Inc.	316,754	16,955,841
		108,466,994
Industrials: 10.0%
3M Co.	68,461	12,225,081
Ingersoll-Rand PLC	236,003	17,709,665
Stanley Black & Decker, Inc.	156,863	17,990,617
United Parcel Service, Inc., Class B	115,527	13,244,015
Waste Management, Inc.	256,727	18,204,512
		79,373,890
Information Technology: 19.0%
Alphabet, Inc., Class A (a)	23,533	18,648,726
Alphabet, Inc., Class C (a)	23,575	18,195,660
Apple, Inc.	297,375	34,441,973
Cisco Systems, Inc.	359,784	10,872,672
Facebook, Inc., Class A (a)	38,461	4,424,938
Microsoft Corp.	548,357	34,074,901
PayPal Holdings Inc (a)	80,000	3,157,600
QUALCOMM, Inc.	256,727	16,738,600
Visa, Inc., Class A	122,594	9,564,784
		150,119,854
Materials: 1.2%
Ecolab, Inc.	80,612	9,449,339

Real Estate: 3.0%
American Tower Corp., REIT	129,525	13,688,202
Crown Castle International Corp., REIT	111,248	9,652,989
		23,341,191
Telecommunication Services: 2.0%
AT&T, Inc.	364,296	15,493,509

Utilities: 1.8%
Eversource Energy	253,394	13,994,951

TOTAL COMMON STOCKS
(Cost $628,883,240)		769,391,414

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments

Pax Large Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
EXCHANGE-TRADED FUNDS: 2.4%
iShares Core S&P 500 ETF	85,576	$19,253,744
(Cost $19,046,359)

TIME DEPOSIT: 0.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	1,142,000	1,142,000
(Cost $1,142,000)

TOTAL INVESTMENTS: 100.0%
(Cost $649,071,599)		789,787,158

OTHER ASSETS AND LIABILITIES— (NET): 0.0% (b)		163,411

NET ASSETS: 100.0%		$789,950,569

(a)	Non-income producing security.

(b)	Rounds to less than 0.05%.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Mid Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 94.1%

Consumer Discretionary: 14.1%
Aramark	75,000	$2,679,000
Cabela's, Inc. (a)	69,259	4,055,114
Carter's, Inc.	42,471	3,669,070
Genuine Parts Co.	20,000	1,910,800
Newell Brands, Inc.	93,403	4,170,444
WCI Communities, Inc. (a)	153,302	3,594,932
Yum! Brands, Inc.	68,544	4,340,892
		24,420,252
Consumer Staples: 8.4%
Conagra Brands, Inc.	70,000	2,768,500
Lamb Weston Holdings, Inc. (a)	53,333	2,018,654
Maple Leaf Foods, Inc.	145,200	3,041,019
US Foods Holding Corp. (a)	176,000	4,836,480
Whole Foods Market, Inc.	60,000	1,845,600
		14,510,253
Energy: 7.1%
Antero Resources Corp. (a)	197,300	4,666,145
Concho Resources, Inc. (a)(b)	31,459	4,171,463
EQT Corp.	52,906	3,460,052
		12,297,660
Financials: 21.9%
Alleghany Corp. (a)	12,977	7,891,573
Capitol Federal Financial, Inc.	304,002	5,003,873
Citizens Financial Group, Inc.	145,000	5,166,350
Investors Bancorp, Inc.	434,319	6,058,750
Legg Mason, Inc.	102,693	3,071,548
RenaissanceRe Holdings, Ltd.	30,034	4,091,231
White Mountains Insurance Group, Ltd.	6,000	5,016,300
Willis Towers Watson PLC	15,000	1,834,200
		38,133,825
Health Care: 5.0%
Hologic, Inc. (a)	131,100	5,259,732
ICON PLC (a)	45,908	3,452,282
		8,712,014
Industrials: 9.7%
Arconic, Inc.	103,333	1,915,794
Expeditors Intl. of Washington, Inc.	65,575	3,472,852
Lincoln Electric Holdings, Inc.	22,500	1,725,075
Masco Corp.	70,597	2,232,277
Oshkosh Corp.	26,612	1,719,401
Robert Half International, Inc.	30,000	1,463,400
Waste Management, Inc.	60,000	4,254,600
		16,783,399
Information Technology: 14.3%
Amdocs, Ltd.	77,000	4,485,250
ARRIS International PLC (a)	139,308	4,197,350
Avnet, Inc.	80,000	3,808,800
Check Point Software Technologies, Ltd. (a)(b)	37,000	3,125,020
Citrix Systems, Inc. (a)	40,000	3,572,400
Genpact, Ltd. (a)	142,420	3,466,503
Qorvo, Inc. (a)	40,000	2,109,200
		24,764,523
Materials: 3.8%
Alcoa Corp.	49,999	1,403,972
Celanese Corp., Series A	45,000	3,543,300
Newmont Mining Corp. (b)	50,000	1,703,500
		6,650,772
Real Estate: 7.7%
Crown Castle International Corp., REIT	13,120	1,138,422
Forest City Realty Trust, Inc., REIT	128,253	2,672,793
Jones Lang LaSalle, Inc.	23,500	2,374,440
Prologis, Inc., REIT	58,000	3,061,820
Weyerhaeuser Co., REIT	137,500	4,137,375
		13,384,850
Utilities: 2.1%
ONE Gas, Inc.	57,821	3,698,231

TOTAL COMMON STOCKS
(Cost $142,725,014)		163,355,779

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Mid Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value

TIME DEPOSIT: 4.0%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	$6,863,000	$6,863,000
(Cost $6,863,000)

TOTAL INVESTMENTS: 98.1%
(Cost $149,588,014)		170,218,779

OTHER ASSETS AND LIABILITIES— (NET): 1.9%		3,263,263

NET ASSETS: 100.0%		$173,482,042

(a)	Non-income producing security.

(b)	Security or partial portion of this security was on loan as of December 31, 2016. The total market value of securities on loan at December 31, 2016 was $7,009,805.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 97.4%

Consumer Discretionary: 12.6%
Cabela's, Inc. (a)	314,821	$18,432,769
Carter's, Inc.	140,000	12,094,600
Gentex Corp. (b)	960,000	18,902,400
Jamba, Inc. (a)	650,000	6,695,000
Metaldyne Performance Group, Inc.	256,907	5,896,016
Planet Fitness, Inc., Class A	360,000	7,236,000
Sally Beauty Holdings, Inc. (a)(b)	290,000	7,661,800
WCI Communities, Inc. (a)	993,822	23,305,126
		100,223,711
Consumer Staples: 6.2%
Maple Leaf Foods, Inc.	660,000	13,822,813
Performance Food Group Co. (a)	525,000	12,600,000
US Foods Holding Corp. (a)	851,700	23,404,716
		49,827,529
Energy: 7.3%
Antero Resources Corp. (a)(b)	1,042,426	24,653,375
PDC Energy, Inc. (a)(b)	243,055	17,640,932
SemGroup Corp, Class A	390,429	16,300,411
		58,594,718
Financials: 29.2% (c)
Alleghany Corp. (a)(b)	29,681	18,049,610
Aspen Insurance Holdings, Ltd.	376,964	20,733,020
Beneficial Bancorp, Inc.	950,000	17,480,000
Capitol Federal Financial, Inc.	1,460,000	24,031,600
Charter Financial Corp.	401,997	6,701,290
FBR & Co.	269,972	3,509,636
HomeTrust Bancshares, Inc. (a)(b)	766,839	19,861,130
Investors Bancorp, Inc. (b)	1,800,000	25,110,000
Kearny Financial Corp/MD	1,020,000	15,861,000
Legg Mason, Inc.	808,392	24,179,005
Meridian Bancorp, Inc.	864,516	16,339,352
RenaissanceRe Holdings, Ltd. (b)	146,404	19,943,153
TheStreet, Inc. (a)(b)	1,471,653	1,250,904
White Mountains Insurance Group, Ltd.	23,500	19,647,175
		232,696,875
Health Care: 9.8%
Brookdale Senior Living, Inc. (a)(b)	680,000	8,445,600
ICON PLC (a)	210,000	15,792,000
Integra LifeSciences Holdings Corp. (a)(b)	204,278	17,525,010
Ligand Pharmaceuticals, Inc. (a)(b)	143,049	14,535,209
Natus Medical, Inc. (a)(b)	632,668	22,016,846
		78,314,665
Industrials: 15.7%
EMCOR Group, Inc. (b)	221,400	15,666,264
ICF International, Inc. (a)	94,793	5,232,574
KLX, Inc. (a)	265,000	11,954,150
Korn/Ferry International	572,347	16,844,172
Lincoln Electric Holdings, Inc. (b)	150,000	11,500,500
MRC Global, Inc. (a)	1,035,000	20,969,100
NN, Inc. (b)	420,000	8,001,000
Oshkosh Corp.	138,064	8,920,315
Thermon Group Holdings, Inc. (a)	635,000	12,122,150
WESCO International, Inc. (a)	210,000	13,975,500
		125,185,725
Information Technology: 9.5%
Apptio, Inc. (a)	477,172	8,841,997
ARRIS International PLC (a)	590,000	17,776,700
Callidus Software, Inc. (a)(b)	515,000	8,652,000
ExlService Holdings, Inc. (a)	253,869	12,805,152
Progress Software Corp.	165,587	5,287,193
Syntel, Inc. (b)	350,000	6,926,500
Verint Systems, Inc. (a)	420,000	14,805,000
Westell Technologies, Inc., Class A (a)	1,565,681	1,017,693
		76,112,235
Materials: 1.7%
Kaiser Aluminum Corp.	176,081	13,679,733

Real Estate: 3.3%
Physicians Realty Trust, REIT (b)	550,000	10,428,000
Ryman Hospitality Properties, Inc., REIT	170,000	10,711,700
Terreno Realty Corp., REIT	180,000	5,128,200
		26,267,900

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Utilities: 2.1%
Unitil Corp.	375,000	$17,002,500

TOTAL COMMON STOCKS
(Cost $710,544,898)		777,905,591

TIME DEPOSIT: 2.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	16,776,000	16,776,000
(Cost $16,776,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio	18,992,177	18,992,177
(Cost $18,992,177)

TOTAL INVESTMENTS: 101.9%
(Cost $746,313,075)		813,673,768

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.4%		(18,992,177)

OTHER ASSETS AND LIABILITIES— (NET): 0.5%		3,933,524

NET ASSETS: 100.0%		$798,615,115

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2016. The total market value of securities on loan as of December 31, 2016 was $66,548,299.

(c)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 98.9%

Consumer Discretionary: 13.3%
Amazon.com, Inc. (a)	5,166	$3,873,828
Best Buy Co., Inc. (b)	3,094	132,021
BorgWarner, Inc. (b)	20,464	807,100
Brinker International, Inc. (b)	31,879	1,578,967
Darden Restaurants, Inc. (b)	2,298	167,111
Delphi Automotive PLC	1,712	115,303
Foot Locker, Inc.	2,506	177,650
GameStop Corp., Class A (b)	18,739	473,347
Gap Inc., The	10,095	226,532
Home Depot, Inc., The	15,500	2,078,240
Lowe's Cos., Inc.	11,832	841,492
Macy's, Inc. (b)	28,545	1,022,196
Marriott International, Inc., Class A (b)	23,180	1,916,522
McDonald's Corp.	12,235	1,489,244
Michael Kors Holdings, Ltd. (a)(b)	441	18,954
NIKE, Inc., Class B (b)	26,027	1,322,952
Nordstrom, Inc. (b)	27,417	1,314,097
Sally Beauty Holdings, Inc. (a)(b)	3,000	79,260
Scripps Networks Interactive, Inc., Class A (b)	11,500	820,755
Starbucks Corp.	45,300	2,515,056
Target Corp. (b)	18,620	1,344,923
Time Warner, Inc.	11,579	1,117,721
VF Corp. (b)	16,300	869,605
Walt Disney Co., The	14,180	1,477,840
		25,780,716
Consumer Staples: 10.7%
Campbell Soup Co. (b)	13,901	840,593
Casey's General Stores, Inc. (b)	2,584	307,186
Clorox Co., The (b)	7,701	924,274
CVS Health Corp.	3,515	277,369
Dr. Pepper Snapple Group, Inc.	14,139	1,281,983
Estee Lauder Cos, Inc., The, Class A	8,219	628,671
General Mills, Inc. (b)	29,116	1,798,495
Hershey Co/The (b)	6,686	691,533
Ingredion, Inc.	7,122	889,965
JM Smucker Co., The	2,493	319,254
Kimberly-Clark Corp.	16,238	1,853,081
Kroger Co., The	75,845	2,617,411
PepsiCo, Inc.	45,180	4,727,183
Procter & Gamble Co., The (b)	22,100	1,858,168
Sysco Corp. (b)	8,800	487,256
Walgreens Boots Alliance, Inc.	7,894	653,307
Whole Foods Market, Inc. (b)	20,992	645,714
		20,801,443
Energy: 2.3%
ConocoPhillips	943	47,282
Dril-Quip, Inc. (a)(b)	11,504	690,815
Phillips 66 (b)	3,300	285,153
Schlumberger, Ltd. (b)	19,288	1,619,228
Spectra Energy Corp. (b)	2,662	109,382
Valero Energy Corp. (b)	10,615	725,217
World Fuel Services Corp.	22,405	1,028,614
		4,505,691
Financials: 11.8%
Aflac, Inc.	39,136	2,723,866
Allstate Corp., The	2,401	177,962
American Express Co. (b)	6,578	487,298
Amtrust Financial Services, Inc. (b)	15,605	427,265
Discover Financial Services	26,470	1,908,222
East West Bancorp, Inc. (b)	22,447	1,140,981
Factset Research Systems, Inc. (b)	789	128,946
FNF Group	1,241	42,144
Lincoln National Corp.	21,569	1,429,378
M&T Bank Corp. (b)	563	88,070
MetLife, Inc.	40,374	2,175,755
Nasdaq, Inc.	5,242	351,843
PNC Financial Services Group, Inc. (b)	30,700	3,590,672
Reinsurance Group of America, Inc. (b)	23,738	2,986,953
Travelers Cos., Inc., The (b)	16,532	2,023,847
Unum Group	55,824	2,452,348
U.S. Bancorp (b)	14,647	752,416
Validus Holdiings, Ltd.	1,944	106,939
		22,994,905
Health Care: 14.1%
AbbVie, Inc.	13,948	873,424
Agilent Technologies, Inc.	27,250	1,241,510
AmerisourceBergen Corp.	997	77,955
Anthem, Inc.	2,937	422,252
Baxter International, Inc.	104,113	4,616,370

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Health Care, continued
Bristol-Myers Squibb Co.	13,450	$786,018
Cardinal Health, Inc. (b)	2,261	162,724
Celgene Corp. (a)	17,207	1,991,710
Cigna Corp.	331	44,152
Gilead Sciences, Inc.	30,757	2,202,509
HCA Holdings, Inc. (a)(b)	14,908	1,103,490
Henry Schein, Inc. (a)(b)	589	89,357
Humana, Inc.	3,485	711,045
Johnson & Johnson	38,902	4,481,899
Merck & Co., Inc.	39,885	2,348,030
Quest Diagnostics, Inc. (b)	8,763	805,320
Quintiles Transnational Holdings, Inc. (a)(b)	3,717	282,678
Thermo Fisher Scientific, Inc.	24,962	3,522,138
UnitedHealth Group, Inc.	10,365	1,658,815
		27,421,396
Industrials: 10.1%
3M Co. (b)	23,800	4,249,966
C.H. Robinson Worldwide, Inc. (b)	535	39,194
Chicago Bridge & Iron Co. NV	5,123	162,655
Delta Air Lines, Inc.	13,402	659,244
Expeditors Intl. of Washington, Inc. (b)	12,396	656,492
FedEx Corp.	3,731	694,712
JB Hunt Transport Services, Inc.	2,335	226,658
Landstar System, Inc.	22,000	1,876,600
Owens Corning	1,148	59,191
Roper Technologies, Inc. (b)	8,580	1,570,826
Ryder System, Inc. (b)	17,933	1,334,933
Spirit AeroSystems Holdings, Inc., Class A (a)(b)	26,057	1,520,426
Stanley Black & Decker, Inc.	26,500	3,039,285
United Parcel Service, Inc., Class B	22,251	2,550,855
Waste Management, Inc.	13,039	924,595
W.W. Grainger, Inc. (b)	733	170,239
		19,735,871
Information Technology: 21.2%
Accenture PLC, Class A (b)	884	103,543
Alphabet, Inc., Class A (a)	7,051	5,587,565
Alphabet, Inc., Class C (a)	1,456	1,123,772
Apple, Inc.	49,086	5,685,141
CA, Inc.	5,519	175,339
Cisco Systems, Inc. (b)	66,029	1,995,396
Cognizant Technology Solutions, Class A (a)	31,811	1,782,370
F5 Networks, Inc. (a)	180	26,050
Facebook, Inc., Class A (a)	15,000	1,725,750
HP, Inc.	130,758	1,940,449
IBM (b)	15,980	2,652,520
Intel Corp. (b)	52,130	1,890,755
Intuit, Inc.	2,033	233,002
MasterCard, Inc., Class A (b)	28,000	2,891,000
Microsoft Corp.	52,646	3,271,422
NVIDIA Corp.	11,789	1,258,358
Oracle Corp. (b)	23,974	921,800
QUALCOMM, Inc.	17,000	1,108,400
Red Hat, Inc. (a)(b)	9,990	696,303
salesforce.com, Inc. (a)(b)	10,208	698,840
Synopsys, Inc. (a)	14,737	867,420
Texas Instruments, Inc.	45,595	3,327,068
Visa, Inc., Class A (b)	16,335	1,274,457
		41,236,720
Materials: 2.3%
Air Products & Chemicals, Inc.	4,886	702,705
Bemis Co., Inc. (b)	10,563	505,123
Eastman Chemical Co.	17,159	1,290,528
Praxair, Inc. (b)	10,232	1,199,088
Sonoco Products Co. (b)	12,362	651,477
Valspar Corp., The	1,450	150,235
		4,499,156
Real Estate: 3.8%
CBRE Group, Inc., Class A (a)(b)	45,500	1,432,795
Chimera Investment Corp., REIT (b)	164,637	2,802,122
Hospitality Properties Trust, REIT	1,120	35,549
Host Hotels & Resorts, Inc., REIT (b)	18,641	351,196
MFA Financial, Inc., REIT	253,770	1,936,265
Realogy Holdings Corp. (b)	4,201	108,092
Senior Housing Properties Trust, REIT	12,713	240,657
Starwood Property Trust, Inc., REIT (b)	17,120	375,784
		7,282,460

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Telecommunication Services: 4.9%
AT&T, Inc. (b)	86,571	$3,681,865
CenturyLink, Inc.	10,676	253,875
Verizon Communications, Inc.	104,281	5,566,520
		9,502,260
Utilities: 4.4%
American Water Works Co., Inc. (b)	37,984	2,748,522
Consolidated Edison, Inc. (b)	19,743	1,454,664
Dominion Resources, Inc. (b)	8,566	656,070
Entergy Corp. (b)	18,904	1,388,877
Eversource Energy (b)	7,832	432,561
Hawaiian Electric Industries, Inc. (b)	9,721	321,473
NextEra Energy, Inc. (b)	1,828	218,373
PG&E Corp.	8,457	513,932
Pinnacle West Capital Corp. (b)	7,636	595,837
WEC Energy Group, Inc.	4,681	274,541
		8,604,850
TOTAL COMMON STOCKS
(Cost $136,028,905)		192,365,468

TIME DEPOSIT: 0.9%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	1,738,000	1,738,000
(Cost $1,738,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio	593,023	593,023
(Cost $593,023)

TOTAL INVESTMENTS: 100.1%
(Cost $138,359,928)		194,696,491

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.3%		(593,023)

OTHER ASSETS AND LIABILITIES— (NET): 0.2%		410,654

NET ASSETS: 100.0%		$194,514,122

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2016. The total market value of securities on loan as of December 31, 2016 was $50,372,954.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 99.9%

Consumer Discretionary: 13.1%
Amazon.com, Inc. (a)	3,408	$2,555,557
Brinker International, Inc.	6,490	321,450
Coach, Inc.	12,833	449,412
Darden Restaurants, Inc.	12,626	918,163
Delphi Automotive PLC	3,351	225,690
Domino's Pizza, Inc.	1,335	212,585
GameStop Corp., Class A	7,269	183,615
Gap Inc., The	22,922	514,370
Garmin, Ltd.	12,106	587,020
Harley-Davidson, Inc.	2,781	162,244
Home Depot, Inc., The	15,672	2,101,302
John Wiley & Sons, Inc., Class A	2,461	134,125
Kohl's Corp.	9,123	450,494
Lowe's Cos., Inc.	7,182	510,784
Macy's, Inc.	3,675	131,602
Marriott International, Inc., Class A	2,761	228,279
Mattel, Inc.	5,349	147,365
McDonald's Corp.	12,672	1,542,436
Nordstrom, Inc.	8,203	393,170
Omnicom Group, Inc.	4,552	387,421
Regal Entertainment Group	23,928	492,917
Royal Caribbean Cruises, Ltd.	4,657	382,060
Staples, Inc.	84,116	761,250
Starbucks Corp.	12,600	699,551
Target Corp.	10,172	734,724
Time Warner, Inc.	4,008	386,892
Tupperware Brands Corp.	13,464	708,476
VF Corp.	6,400	341,440
Walt Disney Co., The	4,408	459,402
Williams-Sonoma, Inc.	14,980	724,882
		17,848,678
Consumer Staples: 9.3%
Campbell Soup Co.	6,922	418,573
Clorox Co., The	2,641	316,973
Coca-Cola Co., The	46,352	1,921,754
CVS Health Corp.	3,625	286,049
General Mills, Inc.	16,737	1,033,844
Hershey Co/The	2,537	262,402
Kellogg Co.	11,306	833,365
Kimberly-Clark Corp.	7,617	869,252
Kroger Co., The	4,180	144,252
PepsiCo, Inc.	24,223	2,534,452
Procter & Gamble Co., The	32,260	2,712,421
Sysco Corp.	17,327	959,396
Walgreens Boots Alliance, Inc.	3,192	264,170
Whole Foods Market, Inc.	5,598	172,194
		12,729,097
Energy: 5.5%
Baker Hughes, Inc.	9,540	619,814
EOG Resources Inc	6,023	608,925
Marathon Petroleum Corp.	4,247	213,836
Occidental Petroleum Corp.	10,352	737,373
Oceaneering International, Inc.	26,692	752,981
ONEOK, Inc.	14,083	808,505
Schlumberger, Ltd.	19,360	1,625,272
Spectra Energy Corp.	22,613	929,168
Targa Resources Corp.	15,979	895,943
Valero Energy Corp.	5,407	369,406
		7,561,223
Financials: 12.3%
American Express Co.	1,874	138,826
Ameriprise Financial, Inc.	6,762	750,176
Bank of America Corp.	31,250	690,625
Bank of Hawaii Corp.	1,619	143,589
BlackRock, Inc.	877	333,734
Cullen/Frost Bankers, Inc.	2,233	197,018
Discover Financial Services	3,362	242,367
Eaton Vance Corp.	11,166	467,632
Factset Research Systems, Inc.	2,274	371,640
Invesco, Ltd.	32,687	991,724
JPMorgan Chase & Co.	15,274	1,317,993
KeyCorp	23,560	430,441
LPL Financial Holdings, Inc.	16,597	584,380
MetLife, Inc.	18,776	1,011,839
New York Community Bancorp, Inc.	9,487	150,938
Old Republic International Corp.	46,626	885,894
People's United Financial, Inc.	123,267	2,386,449
Principal Financial Group, Inc.	12,419	718,563
Prudential Financial, Inc.	11,492	1,195,858
Regions Financial Corp.	23,014	330,481
State Street Corp.	4,683	363,963
T Rowe Price Group, Inc.	15,341	1,154,564
TD Ameritrade Holding Corp.	8,177	356,517
U.S. Bancorp	31,277	1,606,699
		16,821,910

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Health Care: 13.0%
Abbott Laboratories	27,383	$1,051,781
AbbVie, Inc.	28,511	1,785,359
Alkermes PLC (a)	2,376	132,058
Amgen, Inc.	8,843	1,292,935
Anthem, Inc.	948	136,294
Baxter International, Inc.	5,263	233,361
Becton Dickinson & Co.	2,436	403,280
Bristol-Myers Squibb Co.	21,827	1,275,570
Cardinal Health, Inc.	10,513	756,621
Celgene Corp. (a)	1,959	226,754
Eli Lilly & Co.	12,308	905,253
Humana, Inc.	3,400	693,702
IDEXX Laboratories, Inc. (a)	1,147	134,509
Illumina, Inc. (a)	2,085	266,963
Johnson & Johnson	28,438	3,276,342
Merck & Co., Inc.	46,166	2,717,792
Quest Diagnostics, Inc.	4,908	451,045
ResMed, Inc.	3,556	220,650
UnitedHealth Group, Inc.	11,376	1,820,615
		17,780,884
Industrials: 13.5%
3M Co.	20,631	3,684,078
Covanta Holding Corp.	47,237	736,897
Cummins, Inc.	8,329	1,138,324
Dover Corp.	6,179	462,992
Emerson Electric Co.	31,796	1,772,627
Fastenal Co	13,714	644,284
Hubbell, Inc.	1,202	140,273
Illinois Tool Works, Inc.	13,385	1,639,127
Ingersoll-Rand PLC	9,262	695,020
Lincoln Electric Holdings, Inc.	1,913	146,670
ManpowerGroup, Inc.	1,581	140,503
MSC Industrial Direct Co.	1,551	143,297
Nielsen Holdings PLC	9,299	390,093
Robert Half International, Inc.	8,803	429,410
Rockwell Automation, Inc.	10,480	1,408,512
RR Donnelley & Sons, Co.	23,989	391,500
Ryder System, Inc.	2,970	221,087
Stanley Black & Decker, Inc.	3,462	397,057
Timken Co.	3,457	137,243
Union Pacific Corp.	5,221	541,313
United Parcel Service, Inc., Class B	17,910	2,053,202
Waste Management, Inc.	7,965	564,798
Watsco, Inc.	1,414	209,442
W.W. Grainger, Inc.	1,711	397,380
		18,485,129
Information Technology: 18.5%
Accenture PLC, Class A	15,254	1,786,701
Activision Blizzard, Inc.	5,670	204,744
Adobe Systems, Inc. (a)	3,019	310,806
Akamai Technologies, Inc. (a)	2,677	178,502
Alphabet, Inc., Class A (a)	2,394	1,897,125
Analog Devices, Inc.	8,021	582,485
Automatic Data Processing, Inc.	4,917	505,369
Booz Allen Hamilton Holding Corp.	6,573	237,088
CA, Inc.	35,679	1,133,522
Cisco Systems, Inc.	93,371	2,821,672
Corning, Inc.	7,028	170,570
Facebook, Inc., Class A (a)	5,860	674,193
HP, Inc.	30,337	450,201
IBM	14,467	2,401,377
Intel Corp.	51,095	1,853,216
Intuit, Inc.	3,864	442,853
Jack Henry & Associates, Inc.	2,038	180,934
Leidos Holdings, Inc.	4,510	230,641
Linear Technology Corp.	5,669	353,462
MasterCard, Inc., Class A	9,060	935,445
Maxim Integrated Products, Inc.	15,534	599,146
National Instruments Corp.	12,813	394,897
NetApp, Inc.	7,586	267,558
NVIDIA Corp.	8,828	942,301
Oracle Corp.	12,974	498,850
QUALCOMM, Inc.	17,969	1,171,579
Sabre Corp.	9,059	226,022
salesforce.com, Inc. (a)	5,385	368,657
ServiceNow, Inc. (a)	2,421	179,977
Texas Instruments, Inc.	27,590	2,013,242
Visa, Inc., Class A	7,850	612,457
Western Digital Corp.	4,319	293,476
Xilinx, Inc.	4,735	285,852
		25,204,920
Materials: 2.7%
Air Products & Chemicals, Inc.	3,819	549,249
Avery Dennison Corp.	3,769	264,659
Celanese Corp., Series A	1,702	134,015
Eastman Chemical Co.	1,797	135,152

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Materials, continued
Ecolab, Inc.	1,278	$149,807
EI du Pont de Nemours & Co.	2,082	152,819
International Flavors & Fragrances, Inc.	2,625	309,304
Mosaic Co., The	15,224	446,520
Praxair, Inc.	8,356	979,240
Sherwin-Williams Co., The	502	134,907
Sonoco Products Co.	7,259	382,549
		3,638,221
Real Estate: 3.7%
Chimera Investment Corp., REIT	36,533	621,792
Columbia Property Trust, Inc., REIT	28,146	607,954
Communications Sales & Leasing, Inc., REIT	14,314	363,719
Host Hotels & Resorts, Inc., REIT	22,729	428,214
Iron Mountain, Inc., REIT	18,494	600,685
MFA Financial, Inc., REIT	110,909	846,236
Outfront Media, Inc., REIT	5,393	134,124
Public Storage, REIT	645	144,158
Senior Housing Properties Trust, REIT	38,534	729,449
Starwood Property Trust, Inc., REIT	24,043	527,744
		5,004,075
Telecommunication Services: 5.5%
AT&T, Inc.	72,753	3,094,185
CenturyLink, Inc.	72,217	1,717,320
Frontier Communications Corp.	85,997	290,670
Verizon Communications, Inc.	44,939	2,398,844
		7,501,019
Utilities: 2.8%
CenterPoint Energy, Inc.	47,107	1,160,716
Consolidated Edison, Inc.	16,139	1,189,122
Dominion Resources, Inc.	10,642	815,071
PG&E Corp.	11,467	696,850
		3,861,759
TOTAL COMMON STOCKS
(Cost $129,906,361)		136,436,915

TOTAL INVESTMENTS: 99.9%
(Cost $129,906,361)		136,436,915

OTHER ASSETS AND LIABILITIES— (NET): 0.1%		164,021

NET ASSETS: 100.0%		$136,600,936

(a)	Non-income producing security.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 99.2%

Australia: 9.4%
AGL Energy, Ltd.	91,884	$1,461,916
Amcor, Ltd.	181,115	1,949,308
AMP, Ltd.	197,082	714,785
APA Group	90,306	557,487
Australia & New Zealand Banking Group, Ltd.	215,143	4,709,733
Bendigo & Adelaide Bank, Ltd.	37,379	341,934
Brambles, Ltd.	127,521	1,138,007
Caltex Australia, Ltd.	35,117	769,963
Commonwealth Bank of Australia	175,259	10,397,075
Dexus Property Group, REIT	31,189	216,364
Goodman Group, REIT	183,000	939,819
GPT Group, The, REIT	351,695	1,275,084
Insurance Australia Group, Ltd.	211,555	912,294
LendLease Group	41,629	437,460
Macquarie Group, Ltd.	26,257	1,644,791
Mirvac Group, REIT	418,144	642,141
National Australia Bank, Ltd.	209,893	4,636,217
Newcrest Mining, Ltd.	56,881	815,619
Stockland, REIT	313,949	1,037,187
Sydney Airport	224,404	968,627
Transurban Group	174,731	1,300,400
Wesfarmers, Ltd.	91,137	2,766,183
Westpac Banking Corp.	252,854	5,935,469
Woodside Petroleum, Ltd.	80,928	1,812,647
		47,380,510
Austria: 0.1%
OMV AG	19,436	685,191

Belgium: 0.4%
Colruyt SA	8,694	429,701
KBC Group NV	16,297	1,006,955
Umicore SA	5,735	326,272
		1,762,928
Denmark: 2.0%
Novo Nordisk A/S, Class B	183,343	6,576,914
Novozymes A/S, Class B	15,396	529,806
Pandora A/S	10,873	1,419,361
Vestas Wind Systems A/S	25,814	1,671,831
		10,197,912
Finland: 0.1%
Wartsila OYJ Abp	11,548	517,770

France: 10.8%
Accor SA	18,680	695,880
Air Liquide SA	29,173	3,244,000
Atos SE	15,400	1,623,122
AXA SA	126,213	3,181,677
Bouygues SA	17,618	630,712
Bureau Veritas SA	100,963	1,954,068
Capgemini SA	20,795	1,751,960
Carrefour SA	37,840	911,034
Christian Dior SE	4,591	961,869
Cie de Saint-Gobain	51,790	2,409,134
Danone SA	47,386	2,998,518
Essilor International SA	29,480	3,326,176
Gecina SA, REIT	6,896	952,461
Kering	6,462	1,449,450
Legrand SA	24,581	1,394,607
L'Oreal SA	27,000	4,921,163
Natixis SA	58,580	329,885
Renault SA	19,021	1,689,384
Rexel SA	56,455	927,549
Schneider Electric SE	45,776	3,179,988
Societe BIC SA	3,046	413,880
Suez	28,167	415,026
Technip SA	7,146	509,022
TOTAL SA	131,544	6,747,168
Unibail-Rodamco SE, REIT	9,851	2,347,539
Valeo SA	55,887	3,208,350
Vivendi SA	94,085	1,784,502
		53,958,124
Germany: 7.3%
adidas AG	15,629	2,464,977
Allianz SE	29,742	4,908,557
BASF SE	74,832	6,935,161
Bayerische Motoren Werke AG	26,638	2,480,957
Beiersdorf AG	7,057	597,783
Deutsche Post AG	69,456	2,277,812
Fraport AG Frankfurt Airport Svc Worldwide	5,735	338,411
GEA Group AG	22,334	896,273
HeidelbergCement AG	17,128	1,594,274
Henkel AG & Co. KGaA	9,128	949,982
Merck KGaA	21,306	2,218,399
METRO AG	25,626	851,735
Muenchener Rueckversicherungs AG	11,634	2,197,406
ProSiebenSat.1 Media SE	16,772	645,587

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Germany, continued
SAP SE	75,330	$6,516,425
TUI AG	48,701	697,259
		36,570,998
Hong Kong: 1.9%
BOC Hong Kong Holdings Ltd	287,557	1,024,150
CLP Holdings, Ltd.	167,500	1,536,123
Hang Seng Bank, Ltd.	56,400	1,045,914
Hong Kong & China Gas Co., Ltd.	395,440	698,423
Hong Kong Exchanges and Clearing, Ltd.	119,106	2,801,179
Li & Fung, Ltd.	812,000	355,866
MTR Corp. Ltd.	144,045	698,363
Swire Pacific, Ltd., Class A	99,000	942,061
Swire Properties Ltd	183,400	504,880
		9,606,959
Ireland: 0.6%
CRH PLC	59,505	2,052,478
Kerry Group PLC, Class A	12,712	908,590
		2,961,068
Israel: 0.2%
Bank Hapoalim BM	161,248	957,090

Italy: 1.2%
Assicurazioni Generali SpA	72,871	1,080,120
CNH Industrial NV	92,539	802,960
Intesa Sanpaolo SpA	812,593	2,058,413
Snam SpA	386,996	1,591,657
Terna Rete Elettrica Nazionale	148,293	678,195
		6,211,345
Japan: 24.2%
Aeon Co., Ltd.	59,600	842,362
AEON Financial Service Co., Ltd.	12,200	216,088
Aisin Seiki Co., Ltd.	17,100	739,907
Ajinomoto Co., Inc.	47,000	945,760
Asahi Glass Co., Ltd.	123,000	834,512
Asahi Kasei Corp.	110,000	957,139
Asics Corp.	15,800	314,861
Astellas Pharma, Inc.	145,700	2,021,347
Benesse Holdings, Inc.	10,200	280,245
Casio Computer Co., Ltd.	16,400	231,127
Central Japan Railway Co.	11,300	1,855,342
Chugai Pharmaceutical Co., Ltd.	22,600	648,259
Dai Nippon Printing Co., Ltd.	88,000	868,265
Daikin Industries, Ltd.	19,000	1,740,569
Daiwa House Industry Co., Ltd.	86,500	2,358,886
Denso Corp.	25,500	1,103,040
Dentsu, Inc.	17,100	804,098
East Japan Railway Co.	24,900	2,146,846
Eisai Co., Ltd.	19,200	1,100,301
Fast Retailing Co., Ltd.	3,900	1,392,405
Fuji Heavy Industries, Ltd.	46,100	1,878,317
Fujitsu, Ltd.	158,000	874,932
Hitachi Chemical Co., Ltd.	16,400	409,119
Hitachi Construction Machinery Co., Ltd.	17,700	382,654
Honda Motor Co., Ltd.	120,600	3,520,952
Inpex Corp.	46,100	460,807
Kajima Corp.	113,000	780,504
Kao Corp.	39,100	1,850,793
KDDI Corp.	122,800	3,101,065
Keio Corp.	41,000	336,782
Keyence Corp.	3,400	2,326,449
Kikkoman Corp.	18,000	574,312
Kobe Steel, Ltd. (a)	26,400	251,016
Komatsu, Ltd.	81,500	1,845,987
Konica Minolta, Inc.	54,800	543,106
Kubota Corp.	88,000	1,254,071
Kyocera Corp.	33,900	1,680,779
Lawson, Inc.	3,900	273,748
Marui Group Co., Ltd.	15,800	230,200
Mazda Motor Corp.	40,300	656,244
Mitsubishi Corp.	127,900	2,716,422
Mitsubishi Electric Corp.	187,000	2,601,013
Mitsubishi Materials Corp.	11,400	348,694
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,900	283,160
Mitsui Fudosan Co., Ltd.	127,000	2,940,113
Mitsui OSK Lines, Ltd.	127,000	350,529
Mizuho Financial Group, Inc.	2,150,200	3,858,608
Murata Manufacturing Co., Ltd.	19,300	2,577,259
NEC Corp.	223,000	589,818
NGK Insulators, Ltd.	32,000	619,419
NGK Spark Plug Co., Ltd.	16,100	356,852
Nikon Corp.	31,700	492,315
Nippon Telegraph & Telephone Corp.	53,500	2,252,090
Nissan Motor Co., Ltd.	200,600	2,012,247

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Japan, continued
Nitto Denko Corp.	13,400	$1,025,918
NSK, Ltd.	40,900	472,373
NTT DOCOMO, Inc.	100,700	2,290,448
Obayashi Corp.	75,000	716,051
Omron Corp.	18,700	714,620
Oriental Land Co., Ltd./Japan	17,600	993,373
Osaka Gas Co., Ltd.	60,000	230,224
Panasonic Corp.	167,300	1,696,782
Resona Holdings, Inc.	674,800	3,458,361
Santen Pharmaceutical Co., Ltd.	210,900	2,573,258
Secom Co., Ltd.	15,800	1,154,413
Sekisui House, Ltd.	52,200	867,266
Seven & i Holdings Co., Ltd.	51,900	1,973,714
Shimadzu Corp.	32,000	508,383
Shimizu Corp.	64,000	584,190
Shin-Etsu Chemical Co., Ltd.	28,300	2,190,107
Sompo Holdings, Inc.	29,500	996,253
Sony Corp.	104,100	2,908,754
Stanley Electric Co., Ltd.	11,800	321,463
Sumitomo Chemical Co., Ltd.	86,000	407,668
Sumitomo Corp.	97,100	1,139,897
Sumitomo Electric Industries, Ltd.	58,200	838,040
Sumitomo Metal Mining Co., Ltd.	60,000	765,461
Sumitomo Mitsui Financial Group	111,600	4,250,059
Sumitomo Mitsui Trust Holdings Inc	21,100	754,931
Suzuken Co., Ltd./Aichi Japan	14,400	470,340
Sysmex Corp.	14,700	849,358
T&D Holdings, Inc.	241,400	3,185,852
Takeda Pharmaceutical Co., Ltd.	56,500	2,343,960
TDK Corp.	13,100	898,244
Teijin, Ltd.	16,000	323,291
Toho Gas Co., Ltd.	57,000	462,944
Tokyo Electron, Ltd.	17,200	1,617,649
Tokyo Gas Co., Ltd.	181,000	817,059
Tokyu Corp.	220,000	1,614,396
Toray Industries, Inc.	136,000	1,098,271
TOTO, Ltd.	19,700	778,121
Toyota Industries Corp.	14,800	703,669
Yakult Honsha Co., Ltd.	5,500	254,465
Yamada Denki Co., Ltd.	857,800	4,618,778
Yamaha Corp.	18,600	567,161
Yamaha Motor Co., Ltd.	21,600	473,667
		121,540,967
Luxembourg: 0.6%
SES SA	26,718	587,871
Tenaris SA	144,983	2,588,023
		3,175,894
Netherlands: 5.7%
Aegon NV	130,485	716,838
Akzo Nobel NV	20,947	1,308,910
ASML Holding NV	29,205	3,273,016
Gemalto NV	12,967	748,862
ING Groep NV	488,776	6,881,356
Koninklijke Ahold Delhaize NV	114,600	2,413,819
Koninklijke DSM NV	25,058	1,501,657
Koninklijke KPN NV	202,721	599,471
Koninklijke Philips NV	92,782	2,836,524
NN Group NV	24,805	839,712
RELX NV	69,410	1,167,468
Unilever NV	126,826	5,209,862
Wolters Kluwer NV	34,208	1,237,274
		28,734,769
New Zealand: 0.1%
Auckland International Airport, Ltd.	167,786	727,772

Norway: 1.0%
DNB ASA	107,452	1,595,156
Norsk Hydro ASA	140,922	672,582
Statoil ASA	79,169	1,444,967
Telenor ASA	86,544	1,291,817
		5,004,522
Portugal: 0.3%
EDP - Energias de Portugal SA	182,333	554,939
Galp Energia SGPS SA	60,311	899,131
		1,454,070
Singapore: 1.6%
Ascendas Real Estate Investment Trust, REIT	173,000	270,476
CapitaLand, Ltd.	204,200	424,350
City Developments, Ltd.	295,900	1,688,635
DBS Group Holdings, Ltd.	188,749	2,251,934
Keppel Corp., Ltd.	110,700	440,579

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Singapore, continued
Singapore Press Holdings, Ltd.	265,300	$645,170
Singapore Telecommunications, Ltd.	921,400	2,311,271
		8,032,415
Spain: 3.2%
Amadeus IT Group SA, Class A	65,437	2,967,838
Banco Bilbao Vizcaya Argentaria SA	417,405	2,812,861
Banco de Sabadell SA	420,253	583,973
CaixaBank SA	160,829	530,056
Distribuidora Internacional d Alimentacion	52,439	257,191
Enagas SA	17,069	432,584
Ferrovial SA	32,190	574,084
Iberdrola SA	412,331	2,699,895
Industria de Diseno Textil SA	80,265	2,734,305
Red Electrica Corp. SA	38,016	716,227
Repsol SA	106,671	1,499,062
		15,808,076
Sweden: 4.9%
Alfa Laval AB	28,035	462,447
Assa Abloy AB, Class B	105,509	1,952,300
Atlas Copco AB, Class A	63,913	1,938,900
Atlas Copco AB, Class B	35,462	964,121
Boliden AB	30,706	797,588
Electrolux AB, Class B	20,436	506,016
Hennes & Mauritz AB, Class B	67,745	1,877,966
Kinnevik AB, Class B	11,355	271,216
Nordea Bank AB	193,354	2,142,483
Sandvik AB	116,580	1,438,138
Skandinaviska Enskilda Banken AB, Class A	94,236	984,784
Skanska AB, Class B	26,783	630,589
SKF AB, Class B	54,554	1,000,311
Svenska Cellulosa AB SCA, Class B	98,577	2,774,599
Svenska Handelsbanken AB, Class A	118,956	1,647,594
Swedbank AB, Class A	68,961	1,661,579
Telia Co AB	411,970	1,654,962
Volvo AB, Class B	158,636	1,846,842
		24,552,435
Switzerland: 9.5%
Actelion, Ltd. (a)	9,667	2,089,120
Aryzta AG (a)	5,210	229,117
Chocoladefabriken Lindt & Spruengli AG	837	4,331,004
Givaudan SA	802	1,467,798
Kuehne & Nagel International AG	12,948	1,709,119
LafargeHolcim, Ltd. (a)	40,675	2,135,115
Lonza Group AG (a)	12,860	2,222,582
Novartis AG	172,624	12,553,811
Roche Holding AG	54,167	12,347,507
SGS SA	622	1,263,756
Swiss Re AG	25,239	2,387,933
Swisscom AG	3,632	1,623,483
Zurich Insurance Group AG (a)	11,126	3,057,645
		47,417,990
United Kingdom: 14.1%
3i Group PLC	151,361	1,309,331
Aberdeen Asset Management PLC	77,269	244,308
Associated British Foods PLC	26,974	910,158
Aviva PLC	305,045	1,817,039
Barratt Developments PLC	88,394	502,530
British Land Co. PLC, The, REIT	80,877	627,646
BT Group PLC	621,509	2,805,677
Bunzl PLC	51,551	1,338,332
Burberry Group PLC	42,408	781,533
Capita PLC	65,189	426,244
Croda International PLC	65,821	2,588,711
GlaxoSmithKline PLC	422,667	8,118,793
Hammerson PLC, REIT	79,013	556,848
InterContinental Hotels Group PLC	24,876	1,112,308
Intertek Group PLC	23,531	1,008,492
Intu Properties PLC, REIT	120,134	416,110
Investec PLC	45,815	300,482
ITV PLC	373,183	947,513
Johnson Matthey PLC	16,098	629,870
Kingfisher PLC	161,462	695,640
Land Securities Group PLC, REIT	64,906	852,678
Legal & General Group PLC	425,712	1,296,878

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

United Kingdom, continued
London Stock Exchange Group PLC	22,936	$819,757
Marks & Spencer Group PLC	128,030	551,513
Mondi PLC	35,200	718,863
National Grid PLC	308,256	3,601,582
Next PLC	15,861	973,003
Old Mutual PLC	362,357	923,999
Pearson PLC	77,814	780,757
Petrofac, Ltd.	35,459	379,468
Prudential PLC	190,393	3,799,761
Reckitt Benckiser Group PLC	55,614	4,710,946
RELX PLC	79,221	1,411,757
RSA Insurance Group PLC	97,809	705,331
Schroders PLC	9,485	348,364
Segro PLC, REIT	59,681	337,556
SSE PLC	88,835	1,696,221
Standard Chartered PLC (a)	234,489	1,912,237
Standard Life PLC	136,287	624,083
Taylor Wimpey PLC	361,727	682,247
Tesco PLC (a)	660,383	1,683,843
Unilever PLC	105,742	4,276,191
United Utilities Group PLC	79,368	879,738
Vodafone Group PLC	1,986,874	4,889,452
Whitbread PLC	20,901	972,276
Wm Morrison Supermarkets PLC	319,969	908,801
Wolseley PLC	18,534	1,131,429
WPP PLC	77,085	1,715,405
		70,721,701
TOTAL COMMON STOCKS
(Cost $516,966,527)		497,980,506

PREFERRED STOCKS: 0.5%

Germany: 0.4%
Bayerische Motoren Werke AG	9,007	687,866
Henkel AG & Co. KGaA	12,130	1,443,953
		2,131,819
Italy: 0.1%
Intesa Sanpaolo SpA	159,732	374,123

TOTAL PREFERRED STOCKS
(Cost $2,355,305)		2,505,942

EXCHANGE-TRADED FUNDS: 0.3%
iShares MSCI EAFE ETF	24,565	1,418,137
(Cost $1,412,873)

TOTAL INVESTMENTS: 100.0%
(Cost $520,734,705)		501,904,585

OTHER ASSETS AND LIABILITIES— (NET): 0.0% (b)		(206,460)

NET ASSETS: 100.0%		$501,698,125

(a)	Non-income producing security.

(b)	Rounds to less than 0.05%

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

SUMMARY OF INVESTMENTS BY SECTOR

Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$62,609,123	12.4%
Consumer Staples	51,199,327	10.2%
Energy	19,387,106	3.9%
Financials	109,727,769	21.9%
Health Care	59,460,125	11.9%
Industrials	71,819,226	14.3%
Information Technology	29,212,462	5.8%
Materials	37,044,696	7.4%
Real Estate	19,768,294	3.9%
Telecommunication Services	22,819,737	4.5%
Utilities	17,438,583	3.5%
Exchange Traded Funds	1,418,137	0.3%
Other assets and liabilities - (net)	(206,460)	0.0%*
Total	$501,698,125	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 97.7%

Consumer Discretionary: 12.3%
Accor SA	1,118	$41,648
Aristocrat Leisure, Ltd.	3,429	38,256
Bayerische Motoren Werke AG	2,166	201,733
Best Buy Co., Inc. (b)	1,931	82,396
Burberry Group PLC	2,818	51,933
Carnival PLC	1,246	63,134
Coach, Inc. (b)	1,831	64,122
Darden Restaurants, Inc. (b)	866	62,976
Dixon Carphone PLC	6,400	27,952
Dollar General Corp. (b)	1,898	140,585
Electrolux AB, Class B	1,524	37,736
Eutelsat Communications SA	1,106	21,387
Foot Locker, Inc.	900	63,801
Gap Inc., The	1,606	36,039
Genuine Parts Co. (b)	1,000	95,540
Hasbro, Inc. (b)	743	57,798
Hennes & Mauritz AB, Class B	26,316	729,509
Hermes International	169	69,327
Home Depot, Inc., The	8,166	1,094,897
Husqvarna AB, Class B	2,723	21,128
InterContinental Hotels Group PLC	1,227	54,864
Interpublic Group of Cos., Inc., The	2,653	62,107
Kering	6,209	1,392,701
Kingfisher PLC	14,569	62,769
Kohl's Corp. (b)	1,263	62,367
Lagardere SCA	766	21,261
lululemon athletica, Inc. (a)(b)	791	51,407
Macy's, Inc. (b)	34,700	1,242,607
Marks & Spencer Group PLC	10,271	44,244
Marriott International, Inc., Class A	2,204	182,227
MGM China Holdings, Ltd.	6,400	13,220
Michael Kors Holdings, Ltd. (a)(b)	11,550	496,419
Michelin	1,191	132,390
Netflix, Inc. (a)	2,801	346,764
Next PLC	907	55,640
NIKE, Inc., Class B	42,523	2,161,444
Nokian Renkaat OYJ	749	27,846
Nordstrom, Inc. (b)	853	40,884
Omnicom Group, Inc. (b)	1,555	132,346
Publicis Groupe SA	1,240	85,442
REA Group, Ltd.	310	12,319
Renault SA	1,257	111,643
Schibsted ASA, Class A	494	11,306
Schibsted ASA, Class B	583	12,339
Scripps Networks Interactive, Inc. Class A (b)	532	37,969
Signet Jewelers, Ltd.	493	46,470
Singapore Press Holdings, Ltd.	10,500	25,534
Sodexo SA	4,774	548,119
Staples, Inc. (b)	4,109	37,186
Tabcorp Holdings, Ltd.	5,009	17,354
Target Corp.	3,700	267,251
Taylor Wimpey PLC	20,333	38,350
TEGNA, Inc. (b)	13,000	278,070
Telenet Group Holding NV (a)	334	18,513
Tiffany & Co. (b)	894	69,222
TJX Cos., Inc., The	4,387	329,595
TUI AG	3,262	46,703
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,820	718,931
Valeo SA	1,559	89,499
Viacom, Inc., Class B (a)	2,269	79,642
Walt Disney Co., The	10,102	1,052,830
Whitbread PLC	1,165	54,194
Wyndham Worldwide Corp. (b)	779	59,492
		13,633,377
Consumer Staples: 12.8%
Brown-Forman Corp., Class B (b)	1,500	67,380
Campbell Soup Co. (b)	1,370	82,844
Carrefour SA	3,622	87,203
Clorox Co., The (b)	851	102,137
Coca-Cola Amatil, Ltd.	3,691	26,918
Coca-Cola Co., The (b)	26,935	1,116,725
Colgate-Palmolive Co. (b)	5,632	368,558
CVS Health Corp.	7,067	557,657
Danone SA	3,860	244,255
Diageo PLC	21,053	546,322
Dr. Pepper Snapple Group, Inc.	1,251	113,428
Empire Co., Ltd., Class A	1,100	12,879
Estee Lauder Cos, Inc., The, Class A	16,867	1,290,157
General Mills, Inc.	22,709	1,402,735
Heineken Holding NV	660	45,897

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Consumer Staples, continued
Henkel AG & Co. KGaA	680	$70,770
ICA Gruppen AB	474	14,428
Ingredion, Inc.	3,259	407,245
J Sainsbury PLC	10,724	32,960
Jean Coutu Group PJC, Inc., The, Class A	500	7,791
JM Smucker Co., The (b)	860	110,132
Kellogg Co. (b)	20,681	1,524,397
Kimberly-Clark Corp.	2,384	272,062
Kroger Co., The	5,956	205,542
Loblaw Cos, Ltd.	1,500	79,142
L'Oreal SA	1,657	302,014
Marine Harvest ASA (a)	2,502	45,237
McCormick & Co., Inc.	755	70,464
Mead Johnson Nutrition Co. (b)	1,267	89,653
Metro, Inc., Class A	1,600	47,858
Mondelez International, Inc., Class A	10,159	450,348
Orkla ASA	5,161	46,700
PepsiCo, Inc.	9,486	992,520
Procter & Gamble Co., The (b)	19,972	1,679,246
Remy Cointreau SA	138	11,763
Saputo, Inc.	1,717	60,756
Svenska Cellulosa AB SCA, Class B	3,969	111,714
Tate & Lyle PLC	2,892	25,168
Unilever NV	10,727	440,652
Unilever PLC	8,467	342,404
Walgreens Boots Alliance, Inc.	6,100	504,836
Woolworths, Ltd.	8,362	145,144
		14,156,041
Energy: 2.1%
Cameco Corp.	2,531	26,466
ConocoPhillips	8,197	410,998
Core Laboratories NV	334	40,093
Encana Corp.	39,103	458,990
Lundin Petroleum AB (a)	1,281	27,761
Neste OYJ	812	31,073
Occidental Petroleum Corp.	5,000	356,150
Phillips 66	3,177	274,525
PrairieSky Royalty, Ltd.	1,411	33,566
Snam SpA	15,514	63,807
Statoil ASA	7,293	133,109
Technip SA	720	51,287
TransCanada Corp.	5,254	236,903
Veresen, Inc.	1,830	17,869
Williams Cos., Inc., The	4,700	146,358
		2,308,955
Financials: 18.4%
3i Group PLC	6,158	53,269
ABN AMRO Group NV	1,537	34,032
Admiral Group PLC	1,375	30,922
Allianz SE	2,989	493,298
Allstate Corp., The	2,541	188,339
Ally Financial, Inc. (b)	2,767	52,628
Ameriprise Financial, Inc.	1,100	122,034
AMP, Ltd.	19,180	69,563
Aon PLC (b)	1,740	194,062
Assicurazioni Generali SpA	7,650	113,391
ASX, Ltd.	1,226	43,922
Australia & New Zealand Banking Group, Ltd.	19,602	429,111
AXA SA	12,703	320,227
Banco Santander SA	95,472	496,671
Bank Hapoalim BM	6,740	40,005
Bank Leumi Le-Israel BM (a)	9,461	38,881
Bank of America Corp.	67,240	1,486,005
Bank of Montreal	4,347	312,658
Bank of Nova Scotia, The	7,931	441,605
Bank of Queensland, Ltd.	2,294	19,605
Bankinter SA	4,268	33,006
Bendigo & Adelaide Bank, Ltd.	3,019	27,617
BNP Paribas SA	6,928	440,883
Canadian Imperial Bank of Commerce	2,604	212,486
CIT Group, Inc.	1,343	57,319
Citizens Financial Group, Inc.	3,500	124,705
CNP Assurances	1,010	18,694
Comerica, Inc.	1,216	82,822
Commonwealth Bank of Australia	12,086	716,991
DBS Group Holdings, Ltd.	11,421	136,262
Deutsche Bank AG (a)	9,019	163,599
Deutsche Boerse AG	1,262	101,256
Discover Financial Services	2,717	195,869
DNB ASA	47,584	706,398
Eaton Vance Corp.	764	31,996
Eurazeo SA	265	15,492
EXOR NV	725	31,180
First Republic Bank (b)	986	90,850

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Financials, continued
Gjensidige Forsikring ASA	30,989	$491,288
Hang Seng Bank, Ltd.	5,100	94,577
Hartford Financial Services Group	2,581	122,985
Industrivarden AB, Class C	1,074	19,974
ING Groep NV	25,353	356,939
Insurance Australia Group, Ltd.	15,735	67,854
Intact Financial Corp.	17,543	1,255,639
Investor AB, Class B	2,980	111,035
KBC Group NV	1,641	101,394
KeyCorp	7,184	131,252
Kinnevik AB, Class B	1,491	35,613
Macquarie Group, Ltd.	9,315	583,510
Manulife Financial Corp.	13,000	231,505
MetLife, Inc.	6,147	331,262
Mizrahi Tefahot Bank, Ltd.	796	11,625
Moody's Corp.	1,215	114,538
MSCI, Inc. (b)	3,466	273,051
Muenchener Rueckversicherungs AG	1,057	199,644
National Australia Bank, Ltd.	17,298	382,086
National Bank of Canada	2,259	91,746
Nordea Bank AB	19,862	220,083
Old Mutual PLC	32,229	82,183
PNC Financial Services Group, Inc.	3,300	385,968
Poste Italiane SpA	3,416	22,672
Principal Financial Group, Inc. (b)	2,072	119,886
Progressive Corp., The	3,900	138,450
Prudential Financial, Inc. (b)	2,940	305,936
Prudential PLC	16,824	335,764
Regions Financial Corp.	8,194	117,666
Royal Bank of Canada	19,428	1,314,881
Royal Bank of Scotland Group PLC (a)	23,026	63,624
Sampo OYJ, Class A	2,924	130,711
Skandinaviska Enskilda Banken AB, Class A	9,933	103,802
Societe Generale SA	5,018	246,819
Standard Chartered PLC (a)	21,463	175,029
Sun Life Financial, Inc.	4,009	153,922
Suncorp Group, Ltd.	8,414	81,928
Svenska Handelsbanken AB, Class A	9,907	137,216
Swedbank AB, Class A	21,786	524,922
Toronto-Dominion Bank, The	12,219	602,646
Travelers Cos., Inc., The (b)	1,996	244,350
Tryg A/S	654	11,810
Unum Group	1,600	70,288
U.S. Bancorp (b)	11,325	581,765
Voya Financial, Inc.	1,386	54,359
Wendel SA	189	22,743
Westpac Banking Corp.	22,446	526,895
Willis Towers Watson PLC (b)	935	114,332
Zurich Insurance Group AG (a)	985	270,698
		20,336,518
Health Care: 11.1%
Abbott Laboratories	46,224	1,775,464
Aetna, Inc.	14,071	1,744,945
Alkermes PLC (a)	1,041	57,859
AmerisourceBergen Corp.	1,312	102,585
AstraZeneca PLC	8,269	451,551
Becton Dickinson & Co. (b)	1,426	236,074
Biogen, Inc. (a)	1,528	433,310
Bristol-Myers Squibb Co.	10,996	642,606
Cardinal Health, Inc. (b)	2,152	154,879
Cigna Corp.	1,740	232,099
CSL, Ltd.	2,992	216,381
DaVita, Inc. (a)	1,100	70,620
Eli Lilly & Co.	6,595	485,062
Getinge AB	1,309	20,974
GlaxoSmithKline PLC	31,855	611,886
Healthscope, Ltd.	11,346	18,703
Hologic, Inc. (a)	1,714	68,766
IDEXX Laboratories, Inc. (a)(b)	585	68,603
Johnson & Johnson	18,077	2,082,652
McKesson Corp. (b)	1,562	219,383
Medtronic PLC	9,232	657,595
Novo Nordisk A/S, Class B	12,503	448,510
Orion OYJ, Class B	671	29,814
Patterson Cos., Inc. (b)	601	24,659
Quest Diagnostics, Inc. (b)	1,000	91,900
Ryman Healthcare, Ltd.	2,452	13,806
Sanofi	7,574	612,473
Shire PLC	5,876	335,515
Smith & Nephew PLC	5,716	85,793

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Health Care, continued
UCB SA	801	$51,249
United Therapeutics Corp. (a)	300	43,029
Varian Medical Systems, Inc. (a)(b)	684	61,410
Vertex Pharmaceuticals, Inc. (a)(b)	1,666	122,734
		12,272,889
Industrials: 6.1%
Aeroports de Paris	188	20,132
Alfa Laval AB	1,859	30,665
Alstom SA (a)	1,003	27,581
Ashtead Group PLC	3,292	63,998
Atlantia SpA	2,614	61,158
Atlas Copco AB, Class A	4,391	133,208
Atlas Copco AB, Class B	2,552	69,382
Auckland International Airport, Ltd.	6,031	26,159
Bouygues SA	1,311	46,933
Brambles, Ltd.	20,687	184,612
Capita PLC	99,623	651,393
Cie de Saint-Gobain	3,237	150,577
CNH Industrial NV	6,684	57,997
Cummins, Inc.	1,735	237,122
Deere & Co.	1,800	185,472
Deutsche Lufthansa AG	1,471	18,962
Deutsche Post AG	6,345	208,084
Dun & Bradstreet Corp., The	301	36,517
easyJet PLC	21,665	267,983
Edenred	28,488	564,077
Fraport AG Frankfurt Airport Svc Worldwide	240	14,162
Groupe Eurotunnel SE	2,960	28,120
Ingersoll-Rand PLC (b)	1,700	127,568
Intertek Group PLC	1,022	43,801
Kone OYJ, Class B	2,205	98,527
Koninklijke Philips NV	6,089	186,152
Legrand SA	1,747	99,116
ManpowerGroup, Inc.	540	47,990
MTR Corp. Ltd.	9,849	47,750
Qantas Airways, Ltd.	4,072	9,755
Randstad Holding NV	749	40,572
Rexel SA	35,415	581,864
Royal Mail PLC	5,886	33,458
Sandvik AB	6,972	86,007
Schneider Electric SE	3,658	254,116
Securitas AB, Class B	1,983	31,105
SEEK, Ltd.	2,072	22,191
Siemens AG	5,003	612,567
Skanska AB, Class B	2,224	52,363
Societe BIC SA	183	24,865
Southwest Airlines Co.	1,130	56,319
Sydney Airport	42,918	185,253
Transurban Group	19,298	143,621
United Parcel Service, Inc., Class B	4,583	525,395
Vestas Wind Systems A/S	1,449	93,844
Volvo AB, Class B	10,082	117,375
Wolters Kluwer NV	1,975	71,434
Zodiac Aerospace	1,328	30,452
		6,707,754
Information Technology: 18.5%
Accenture PLC, Class A (b)	4,130	483,747
Alphabet, Inc., Class A (a)	1,927	1,527,051
Alphabet, Inc., Class C (a)	2,035	1,570,654
Arrow Electronics, Inc. (a)	600	42,780
ASML Holding NV	2,409	269,978
Auto Trader Group PLC	6,546	32,910
Autodesk, Inc. (a)	1,408	104,206
Capgemini SE	1,070	90,147
CDW Corp.	975	50,788
Cisco Systems, Inc. (b)	32,925	994,994
Dassault Systemes SA	841	64,014
Ericsson, Class B	165,415	969,492
Facebook, Inc., Class A (a)	17,798	2,047,660
Gemalto NV	508	29,338
Hexagon AB, Class B	1,637	58,303
HP, Inc.	11,429	169,606
IBM (b)	6,042	1,002,912
Ingenico Group SA	348	27,765
Intuit, Inc.	1,670	191,399
MasterCard, Inc., Class A	6,403	661,110
Microsoft Corp.	48,829	3,034,234
Open Text Corp.	819	50,580
salesforce.com, Inc. (a)(b)	29,500	2,019,570
Symantec Corp. (b)	4,216	100,720
Texas Instruments, Inc.	6,575	479,778
Visa, Inc., Class A (b)	12,538	978,215
Xerox Corp.	170,830	1,491,346
Yahoo!, Inc. (a)	49,174	1,901,559
		20,444,856

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Materials: 2.7%
Agrium, Inc.	900	$90,466
Air Liquide SA	2,534	281,778
Akzo Nobel NV	1,620	101,229
Avery Dennison Corp.	592	41,570
Boliden AB	1,732	44,989
Boral, Ltd.	4,946	19,255
Celanese Corp., Series A	1,000	78,740
CRH PLC	5,425	187,122
Ecolab, Inc. (b)	1,751	205,252
EMS-Chemie Holding AG	52	26,407
Goldcorp, Inc.	5,500	74,882
International Flavors & Fragrances, Inc.	531	62,568
Kinross Gold Corp. (a)	7,800	24,341
Koninklijke DSM NV	1,187	71,134
Martin Marietta Materials, Inc. (b)	400	88,612
Methanex Corp.	589	25,834
Newmont Mining Corp. (b)	18,149	618,336
Norsk Hydro ASA	83,676	399,363
Potash Corp. of Saskatchewan, Inc.	5,413	97,927
Solvay SA	470	54,946
Stora Enso OYJ, Class R	3,488	37,311
Syngenta AG, Registered Shares	608	240,222
UPM-Kymmene OYJ	3,491	85,374
Yara International ASA	1,133	44,571
		3,002,229
Real Estate: 2.6%
Azrieli Group Ltd	270	11,718
British Land Co. PLC, The, REIT	6,394	49,621
Cheung Kong Property Holdings, Ltd.	18,000	109,926
Dexus Property Group, REIT	6,128	42,511
Duke Realty Corp., REIT (b)	2,322	61,672
Federal Realty Investment Trust, REIT (b)	494	70,202
First Capital Realty, Inc.	900	13,855
Fonciere Des Regions, REIT	222	19,356
Gecina SA, REIT	261	36,049
GPT Group, The, REIT	11,376	41,244
Host Hotels & Resorts, Inc., REIT (b)	4,835	91,091
ICADE, REIT	235	16,749
Intu Properties PLC, REIT	6,036	20,907
Jones Lang LaSalle, Inc.	335	33,848
Klepierre, REIT	1,394	54,699
Land Securities Group PLC, REIT	5,039	66,198
LendLease Group	3,618	38,020
Link, REIT	15,000	97,246
Mirvac Group, REIT	225,518	346,326
Realty Income Corp., REIT (b)	1,705	98,003
Scentre Group, REIT	34,816	116,546
UDR, Inc., REIT	1,813	66,138
Unibail-Rodamco SE, REIT	648	154,422
Vicinity Centres, REIT	21,303	45,940
Weyerhaeuser Co., REIT (b)	38,239	1,150,613
		2,852,900
Telecommunication Services: 6.0%
AT&T, Inc. (b)	40,283	1,713,236
Deutsche Telekom AG	21,086	361,777
Elisa OYJ	901	29,248
Frontier Communications Corp. (b)	35,752	120,842
Iliad SA	173	33,224
Orange SA	12,991	196,995
Proximus SADP	963	27,683
Rogers Communications, Inc., Class B	2,373	91,534
Singapore Telecommunications, Ltd.	197,100	494,412
Tele2 AB, Class B	2,367	18,927
Telefonica Deutschland Holding AG	253,566	1,083,843
Telenor ASA	4,909	73,275
Telia Co AB	227,903	915,530
Telstra Corp., Ltd.	27,980	102,817
Verizon Communications, Inc.	26,663	1,423,271
		6,686,614
Utilities: 5.1%
Alliant Energy Corp. (b)	1,546	58,578
Ameren Corp. (b)	1,665	87,346
American Electric Power Co., Inc.	3,247	204,431
American Water Works Co., Inc. (b)	27,496	1,989,611
Atco, Ltd., Class I	500	16,631

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Utilities, continued
AusNet Services	11,866	$13,508
Canadian Utilities, Ltd., Class A	875	23,585
CenterPoint Energy, Inc.	2,764	68,105
CMS Energy Corp.	1,900	79,078
Consolidated Edison, Inc.	1,999	147,286
Contact Energy, Ltd.	4,279	13,837
Dominion Resources, Inc. (b)	4,048	310,036
DUET Group	15,909	31,418
Duke Energy Corp. (b)	4,603	357,285
Edison International (b)	2,135	153,699
Engie SA	9,555	121,625
Entergy Corp. (b)	1,200	88,164
Fortum OYJ	51,963	794,315
Hydro One, Ltd.	7,168	125,886
Mercury NZ , Ltd.	4,118	8,460
National Grid PLC	24,501	286,263
NiSource, Inc.	2,103	46,560
Red Electrica Corp. SA	11,281	212,536
Sempra Energy (b)	1,603	161,326
Severn Trent PLC	1,490	40,720
Suez	2,062	30,383
United Utilities Group PLC	4,317	47,851
WEC Energy Group, Inc.	2,100	123,165
		5,641,688
TOTAL COMMON STOCKS
(Cost $104,038,457)		108,043,821

PREFERRED STOCKS: 0.1%

Consumer Discretionary: 0.0% (c)
Bayerische Motoren Werke AG	357	27,264

Consumer Staples: 0.1%
Henkel AG & Co. KGaA	1,165	138,681

TOTAL PREFERRED STOCKS
(Cost $163,570)		165,945

EXCHANGE-TRADED FUNDS: 1.9%
iShares Core S&P 500 ETF	5,879	1,322,716
iShares MSCI EAFE ETF	14,217	820,747

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,155,451)		2,143,463

TIME DEPOSIT: 0.6%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	635,000	635,000
(Cost $635,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	125,132	125,132
(Cost $125,132)

TOTAL INVESTMENTS: 100.4%
(Cost $107,117,610)		111,113,361

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.1%		(125,132)

OTHER ASSETS AND LIABILITIES— (NET): -0.3%		(297,804)

NET ASSETS: 100.0%		$110,690,425

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2016. The total market value of securities on loan as of December 31, 2016 was $20,493,636.

(c)	Rounds to less than 0.05%.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Australia	$4,767,176	4.3%
Belgium	253,785	0.2%
Canada	6,234,827	5.6%
Denmark	554,164	0.5%
Finland	1,264,219	1.1%
France	7,842,309	7.1%
Germany	3,742,343	3.3%
Hong Kong	362,720	0.3%
Ireland	1,570,364	1.4%
Israel	102,229	0.1%
Italy	319,025	0.3%
Netherlands	1,718,630	1.6%
New Zealand	62,262	0.1%
Norway	1,963,587	1.8%
Singapore	656,208	0.6%
Spain	742,213	0.7%
Sweden	4,643,241	4.2%
Switzerland	537,327	0.5%
United Kingdom	5,424,636	4.9%
United States	67,591,964	61.1%
Time Deposit	635,000	0.6%
Other assets and liabilities - (net)	(297,804)	-0.3%
Total	$110,690,425	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 96.9%

RENEWABLE & ALTERNATIVE ENERGY: 1.2%

Renewable Energy Developers & Independent Power Producers (IPPS) : 1.2%
Huaneng Renewables Corp., Ltd.	13,164,000	$4,255,748

ENERGY EFFICIENCY: 25.2%

Power Network Efficiency: 3.5%
Hubbell, Inc.	63,741	7,438,575
Itron, Inc. (a)	73,485	4,618,532
		12,057,107
Industrial Energy Efficiency: 2.0%
Delta Electronics, Inc.	1,414,475	6,953,740

Buildings Energy Efficiency: 9.7%
Acuity Brands, Inc.	13,500	3,116,610
Ingersoll-Rand PLC	112,300	8,426,992
Kingspan Group PLC	148,152	4,023,568
Legrand SA	198,774	11,277,478
Sekisui Chemical Co., Ltd.	438,200	6,975,503
		33,820,151
Transport Energy Efficiency: 5.3%
BorgWarner, Inc.	197,300	7,781,512
Delphi Automotive PLC	156,358	10,530,711
		18,312,223
Consumer Energy Efficiency: 2.6%
Murata Manufacturing Co., Ltd.	68,300	9,120,558

Diversified Energy Efficiency: 2.1%
Siemens AG	60,000	7,346,397

WATER INFRASTRUCTURE & TECHNOLOGIES: 32.1%

Water Infrastructure: 12.3%
IDEX Corp.	93,750	8,443,124
Roper Technologies, Inc. (b)	34,239	6,268,476
Toro Co., The	97,200	5,438,340
Watts Water Technologies, Inc., Class A	104,386	6,805,967
Wolseley PLC	118,189	7,214,981
Xylem, Inc.	179,699	8,898,694
		43,069,582
Water Treatment Equipment: 7.7%
Danaher Corp. (b)	132,000	10,274,880
Ecolab, Inc.	85,454	10,016,918
Kemira Oyj	499,476	6,367,021
		26,658,819
Water Utilities: 12.1%
American Water Works Co., Inc.	114,359	8,275,017
Beijing Enterprises Water Group, Ltd. (a)	9,456,000	6,258,486
Pennon Group PLC	861,389	8,766,975
Severn Trent PLC	305,212	8,341,069
Suez	718,549	10,587,449
		42,228,996

POLLUTION CONTROL: 17.2%

Pollution Control Solutions: 1.4%
Umicore SA	84,747	4,821,376

Environmental Testing & Gas Sensing: 13.1%
Agilent Technologies, Inc.	202,798	9,239,477
Applus Services SA	499,633	5,063,520
Horiba, Ltd.	141,193	6,520,664
Intertek Group PLC	84,000	3,600,073
PerkinElmer, Inc. (b)	131,400	6,852,510
Thermo Fisher Scientific, Inc.	67,600	9,538,360
Waters Corp. (a)	37,500	5,039,625
		45,854,229
Public Transportation: 2.7%
East Japan Railway Co.	108,200	9,328,863

WASTE MANAGEMENT & TECHNOLOGIES: 2.9%

General Waste Management: 2.9%
Waste Management, Inc.	144,034	10,213,451

FOOD, AGRICULTURE & FORESTRY: 13.3%

Logistics, Food Safety & Packaging: 7.8%
GEA Group AG	175,175	7,029,847
Sealed Air Corp.	226,500	10,269,510
WestRock Co.	195,933	9,947,518
		27,246,875

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

FOOD, AGRICULTURE & FORESTRY, continued

Sustainable & Efficient Agriculture: 5.5%
Kubota Corp.	492,000	$7,011,399
Marine Harvest ASA (a)	362,481	6,553,831
Trimble, Inc. (a)	181,700	5,478,255
		19,043,485

DIVERSIFIED ENVIRONMENTAL: 5.0%

Diversified Environmental: 5.0%
3M Co.	35,586	6,354,592
Linde AG	29,322	4,809,910
Praxair, Inc.	52,616	6,166,069
		17,330,571
TOTAL COMMON STOCKS
(Cost $291,864,641)		337,662,171

TIME DEPOSIT: 3.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	10,623,000	10,623,000
(Cost $10,623,000)

TOTAL INVESTMENTS: 100.0%
(Cost $302,487,641)		348,285,171

OTHER ASSETS AND LIABILITIES— (NET): 0.0%		(80,021)

NET ASSETS: 100.0%		$348,205,150

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2016. The total market value of securities on loan as of December 31, 2016 was $13,243,117.

(c)	Rounds to less than 0.05%.

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Belgium	$4,821,376	1.4%
China	4,255,748	1.2%
Finland	6,367,021	1.8%
France	21,864,928	6.3%
Germany	19,186,154	5.5%
Hong Kong	6,258,486	1.8%
Ireland	4,023,568	1.2%
Japan	38,956,986	11.0%
Norway	6,553,831	1.9%
Spain	5,063,519	1.5%
Switzerland	7,214,981	2.1%
Taiwan	6,953,740	2.0%
United Kingdom	31,238,828	8.9%
United States	174,903,005	50.3%
Time Deposit	10,623,000	3.1%
Other assets and liabilities - (net)	(80,021)	0.0	%(c)
Total	$348,205,150	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS: 97.6%

Community Investment Notes: 0.6%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	$3,000,000	$3,000,000
CINI Investment Note, 2.000%, 11/01/17 (a)(b)	265,516	265,516
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20 (a)	100,000	97,752

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,365,516)		3,363,268

CORPORATE BONDS: 28.0%

Consumer Discretionary: 2.6%
Home Depot, Inc., The, 3.000%, 04/01/26	2,000,000	1,998,564
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	3,028,875
MGM Resorts International, 4.625%, 09/01/26	2,000,000	1,935,000
Newell Brands, Inc., 2.050%, 12/01/17	170,000	170,601
Ross Stores, Inc., 3.375%, 09/15/24	3,000,000	3,025,872
Sirius XM Radio, Inc., 144A, 4.625%, 05/15/23 (c)	1,500,000	1,490,625
Time Warner Cable LLC, 6.750%, 07/01/18	1,000,000	1,068,001
TJX Cos, Inc., The, 2.250%, 09/15/26	1,000,000	922,171
Walt Disney Co., The, 3.750%, 06/01/21	2,026,000	2,152,568
		15,792,277
Consumer Staples: 2.3%
Aramark Services, Inc., 144A, 4.750%, 06/01/26 (c)	1,000,000	992,500
Campbell Soup Co., 3.300%, 03/19/25	3,000,000	3,018,435
Coca-Cola Refreshments USA, Inc., 6.750%, 09/15/28	1,000,000	1,285,118
General Mills, Inc., 5.650%, 02/15/19	2,500,000	2,689,205
Kimberly-Clark Corp., 2.650%, 03/01/25	2,000,000	1,947,548
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (c)	1,500,000	1,507,500
Lamb Weston Holdings, Inc., 144A, 4.875%, 11/01/26 (c)	500,000	495,938
PepsiCo, Inc., 2.375%, 10/06/26	2,000,000	1,895,788
		13,832,032
Energy: 2.4%
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26	1,000,000	1,020,000
Antero Midstream Partners LP, 144A, 5.375%, 09/15/24 (c)	1,000,000	1,015,000
ConocoPhillips Co., 2.875%, 11/15/21	3,000,000	3,026,175
Hess Corp, 3.500%, 07/15/24	2,000,000	1,928,156
Noble Energy, Inc., 3.900%, 11/15/24	2,000,000	2,018,538
Occidental Petroleum Corp., 3.500%, 06/15/25	2,000,000	2,030,404
ONEOK Partners, LP, 8.625%, 03/01/19	2,000,000	2,257,166
Sabine Pass Liquefaction LLC, 144A, 5.000%, 03/15/27 (c)	1,000,000	1,012,500
		14,307,939
Financials: 11.9%
Ally Financial, Inc., 3.250%, 11/05/18	2,000,000	2,007,500
American Express Co., 7.000%, 03/19/18	1,000,000	1,063,003
Asian Development Bank, 2.125%, 03/19/25	2,000,000	1,932,658
Bank of America Corp., 1.950%, 05/12/18	3,000,000	3,005,211
Bank of America Corp., 2.151%, 11/09/20	2,000,000	1,975,812

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Financials, continued
Bank of America Corp., 3.300%, 01/11/23	$1,000,000	$1,004,700
Bank of America Corp., 3.500%, 04/19/26	1,000,000	988,613
Bank of New York Mellon Corp., The, 2.450%, 08/17/26	1,000,000	930,376
BlackRock, Inc., 3.375%, 06/01/22	2,350,000	2,438,146
CIT Group, Inc., 5.000%, 08/15/22	1,000,000	1,045,000
Discover Bank, 3.200%, 08/09/21	1,000,000	1,006,908
Discover Bank, 4.250%, 03/13/26	1,300,000	1,326,850
Fifth Third Bank, 2.250%, 06/14/21	1,000,000	989,254
Ford Motor Credit Co., LLC, 1.886%, 11/20/18	3,000,000	2,997,405
Ford Motor Credit Co., LLC, 1.783%, 03/12/19	1,000,000	1,001,784
Ford Motor Credit Co., LLC, 8.125%, 01/15/20	2,000,000	2,307,936
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	2,000,000	2,099,868
Goldman Sachs Group, Inc., The, 2.087%, 04/30/18	4,000,000	4,035,628
Goldman Sachs Group, Inc., The, 6.750%, 10/01/37	2,000,000	2,477,180
ING Bank NV, 144A, 2.000%, 11/26/18 (c)	2,000,000	1,999,756
International Bank for Reconstruction & Development, 0.625%, 07/12/17	2,000,000	1,992,760
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	3,856,712
International Finance Corp., 2.000%, 09/15/24	3,000,000	2,997,834
International Lease Finance Corp., 4.625%, 04/15/21	1,000,000	1,038,750
JPMorgan Chase & Co., 2.972%, 01/15/23	2,000,000	1,994,942
JPMorgan Chase & Co., 2.950%, 10/01/26	2,000,000	1,911,370
Morgan Stanley, 1.918%, 04/25/18	4,000,000	4,042,636
Morgan Stanley, 3.100%, 11/09/18	1,177,000	1,183,566
Morgan Stanley, 2.200%, 12/07/18	2,000,000	2,008,304
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,943,088
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,119,520
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,252,692
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	977,197
State Street Corp., 4.956%, 03/15/18	2,010,000	2,077,176
Toyota Motor Credit Corp., 4.250%, 01/11/21	1,480,000	1,590,370
Toyota Motor Credit Corp., 1.900%, 04/08/21	500,000	490,203
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	946,062
U.S. Bancorp, 1.950%, 11/15/18	2,064,000	2,075,042
		72,131,812
Health Care: 2.2%
Becton Dickinson & Co., 3.250%, 11/12/20	1,000,000	1,029,113
Becton Dickinson & Co., 7.000%, 08/01/27	2,250,000	2,822,603
Care Capital Properties LP, 144A, 5.125%, 08/15/26 (c)	2,000,000	1,951,872

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Health Care, continued
Celgene Corp., 3.950%, 10/15/20	$2,000,000	$2,092,706
Gilead Sciences, Inc., 3.700%, 04/01/24	2,000,000	2,054,740
HCA, Inc., 4.500%, 02/15/27	1,500,000	1,477,500
Merck & Co., Inc., 2.350%, 02/10/22	2,000,000	1,987,404
		13,415,938
Industrials: 1.9%
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,299,052
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,382,556
Ryder System, Inc., 2.500%, 05/11/20	2,000,000	1,992,442
SolarCity Corp., 4.700%, 05/29/25	2,000,000	1,977,410
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,042,355
Waste Management, Inc., 2.900%, 09/15/22	2,500,000	2,516,170
		11,209,985
Information Technology: 2.7%
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,236,497
Apple, Inc., 2.850%, 05/06/21	2,500,000	2,553,423
CA, Inc., 5.375%, 12/01/19	3,000,000	3,242,310
Cisco Systems, Inc., 1.431%, 03/01/19	2,000,000	2,012,052
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,468,424
eBay, Inc., 3.800%, 03/09/22	2,000,000	2,068,648
Microsoft Corp., 2.400%, 08/08/26	1,000,000	945,897
NetApp, Inc., 3.250%, 12/15/22	671,000	665,482
NVIDIA Corp., 2.200%, 09/16/21	1,000,000	977,183
		16,169,916
Materials: 0.5%
LyondellBasell Industries NV, 6.000%, 11/15/21	2,000,000	2,270,450
Steel Dynamics, Inc., 144A, 5.000%, 12/15/26 (c)	500,000	499,375
		2,769,825
Real Estate: 0.6%
American Tower Corp., REIT, 2.250%, 01/15/22	2,000,000	1,917,992
Digital Realty Trust LP, REIT, 3.950%, 07/01/22	1,750,000	1,800,425
		3,718,417
Telecommunication Services: 0.4%
Verizon Communications, Inc., 3.500%, 11/01/24	2,500,000	2,496,215

Utilities: 0.5%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	978,639
Southern Power Co., 4.150%, 12/01/25	2,000,000	2,076,082
		3,054,721
TOTAL CORPORATE BONDS
(Cost $167,985,737)		168,899,077

U.S. GOVERNMENT AGENCY BONDS: 3.4%

Federal Farm Credit Bank (Agency): 2.0%
1.120%, 08/20/18	4,000,000	3,981,583
1.140%, 09/04/18	3,500,000	3,476,218
1.875%, 03/02/22	2,000,000	1,982,196
1.770%, 10/05/23	2,465,000	2,352,902
		11,792,899
Federal Home Loan Bank System (Agency): 0.2%
2.375%, 03/12/21	1,000,000	1,016,184

Fannie Mae (Agency): 1.2%
1.050%, 05/25/18	3,000,000	2,994,159
1.000%, 12/20/18	4,000,000	3,981,504
		6,975,663
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $19,919,585)		19,784,746

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

GOVERNMENT BONDS: 0.9%
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	$5,000,000	$5,256,520
(Cost $4,992,320)

MUNICIPAL BONDS: 5.2%
American Municipal Power, Inc., 6.973%, 02/15/24	2,000,000	2,413,740
City of Napa CA Solid Waste Revenue, 2.890%, 08/01/31	1,500,000	1,418,325
City of San Francisco CA Public Utilities Commission, 6.000%, 11/01/40	2,815,000	3,413,187
Commonwealth of Massachusetts, 4.200%, 12/01/21	2,000,000	2,154,840
Dallas Independent School District, 6.450%, 02/15/35	1,000,000	1,144,270
Kentucky State Property & Building Commission, 5.373%, 11/01/25	2,000,000	2,217,400
Long Island Power Authority, 3.983%, 09/01/25	2,000,000	2,067,640
Metropolitan Water Reclamation District of Greater Chicago, 4.000%, 12/01/36	1,000,000	919,480
New Jersey Transportation Trust Fund Authority, 6.104%, 12/15/28	2,500,000	2,655,150
New York City Transitional Finance Authority, 3.190%, 08/01/25	2,000,000	1,993,900
New York City Transitional Finance Authority, 4.100%, 11/01/27	2,550,000	2,683,748
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,311,029
State Board of Administration Finance Corp., Ser A, 2.995%, 07/01/20	1,000,000	1,029,440
State of California, 5.000%, 10/01/28	1,000,000	1,165,700
University of California, 4.059%, 05/15/31	2,800,000	2,821,896
University of Massachusetts Building Authority, 6.573%, 05/01/39	1,800,000	1,946,736

TOTAL MUNICIPAL BONDS
(Cost $32,094,162)		31,356,481

U.S. TREASURY NOTES: 30.9%
0.125%, 04/15/18	1,024,766	1,034,357
1.750%, 09/30/19	8,000,000	8,080,160
1.000%, 10/15/19	6,000,000	5,936,604
1.250%, 07/15/20 (TIPS)	4,433,480	4,684,406
2.125%, 09/30/21	10,000,000	10,090,430
2.000%, 10/31/21	3,000,000	3,009,198
2.000%, 11/15/21	3,000,000	3,008,790
1.750%, 11/30/21	36,000,000	35,736,336
0.375%, 07/15/23 (TIPS)	2,077,360	2,097,677
2.125%, 11/30/23	15,000,000	14,902,440
2.375%, 08/15/24	39,000,000	39,188,136
0.625%, 01/15/26 (TIPS)	3,051,870	3,080,396
1.625%, 02/15/26	5,000,000	4,672,755
1.625%, 05/15/26	12,000,000	11,192,112
0.125%, 07/15/26 (TIPS)	3,025,260	2,927,157
6.250%, 05/15/30	4,000,000	5,660,080
4.500%, 02/15/36	9,000,000	11,391,156
4.375%, 11/15/39	4,000,000	4,939,296
3.125%, 08/15/44	15,000,000	15,185,160

TOTAL U.S. TREASURY NOTES
(Cost $188,848,169)		186,816,646

MORTGAGE-BACKED SECURITIES: 28.6%

Ginnie Mae (Mortgage-Backed): 3.2%
2.000%, 11/20/33	1,576,863	1,636,947
2.125%, 05/20/34	1,710,413	1,777,361
2.125%, 08/20/34	935,345	974,795
2.125%, 04/20/35	1,625,811	1,689,553

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Ginnie Mae (Mortgage-Backed), continued
2.125%, 07/20/35	$1,257,041	$1,311,068
6.000%, 01/15/38	430,156	501,365
3.020%, 09/15/41	1,987,121	1,905,211
2.125%, 06/20/43	1,436,460	1,477,487
4.000%, 02/20/45	1,147,692	1,220,396
3.458%, 05/16/53	2,432,011	2,469,468
2.900%, 10/16/53	1,795,353	1,781,014
2.582%, 03/16/55	2,408,588	2,370,870
		19,115,535
Freddie Mac (Mortgage-Backed): 6.7%
2.313%, 03/25/20	4,000,000	4,051,013
3.062%, 12/25/24	2,250,000	2,300,940
3.000%, 11/01/26	1,439,299	1,478,358
3.500%, 06/01/28	1,433,661	1,502,956
3.000%, 11/01/28	1,589,966	1,634,758
3.500%, 01/01/29	1,266,116	1,326,439
4.000%, 08/01/31	1,703,440	1,808,635
3.000%, 07/01/33	2,310,026	2,345,522
3.500%, 01/01/34	2,146,647	2,227,105
3.500%, 03/01/35	1,558,923	1,611,283
4.000%, 10/01/35	2,988,082	3,175,034
2.619%, 12/01/35	962,538	1,018,647
2.750%, 01/01/38	1,018,956	1,078,160
5.500%, 10/01/39	518,965	575,855
2.747%, 12/01/39	2,348,471	2,482,334
3.500%, 01/01/41	1,280,114	1,319,083
3.000%, 01/15/42	1,946,000	1,869,070
3.500%, 04/01/42	1,659,464	1,709,877
2.437%, 01/01/43	2,619,918	2,647,496
4.000%, 08/01/44	1,715,546	1,814,830
3.500%, 02/01/45	2,434,900	2,513,456
		40,490,851
Fannie Mae (Mortgage-Backed): 16.7%
3.500%, 01/01/26	1,080,090	1,127,639
3.500%, 02/01/26	905,959	945,802
2.480%, 08/01/26	2,000,000	1,912,124
2.270%, 09/01/26	2,000,000	1,868,210
4.000%, 10/01/26	1,512,048	1,595,178
3.000%, 11/01/26	2,346,077	2,413,668
3.500%, 12/01/26	1,717,298	1,794,820
2.500%, 03/01/27	1,249,889	1,254,108
2.500%, 06/01/27	3,723,858	3,736,494
2.500%, 09/01/27	1,655,272	1,660,886
2.500%, 12/01/27	2,410,305	2,418,474
3.000%, 09/01/28	2,317,531	2,382,615
4.000%, 01/01/31	1,446,904	1,535,373
4.000%, 02/01/31	818,469	868,567
4.000%, 01/01/32	1,508,559	1,622,812
2.679%, 03/01/34	2,360,997	2,487,731
4.500%, 04/01/34	1,984,139	2,148,083
4.000%, 05/01/34	1,371,189	1,454,187
2.805%, 07/01/34	852,335	899,862
3.500%, 07/01/35	2,467,871	2,565,384
3.000%, 09/01/35	2,550,955	2,586,271
2.548%, 10/01/35	1,700,733	1,772,245
4.000%, 07/01/36	1,922,195	2,044,645
2.760%, 09/01/37	2,173,097	2,283,998
2.708%, 09/01/39	2,213,261	2,325,817
6.000%, 06/01/40	1,037,706	1,199,851
5.000%, 06/01/40	1,636,759	1,808,639
3.500%, 12/01/40	1,811,588	1,868,738
4.000%, 01/01/41	2,019,577	2,132,602
4.000%, 02/01/41	1,512,341	1,605,983
4.500%, 03/01/41	1,751,933	1,888,948
3.500%, 10/01/41	1,693,246	1,747,057
3.000%, 03/01/42	1,749,231	1,748,737
2.716%, 04/01/42	1,427,649	1,460,688
3.500%, 07/01/42	2,083,676	2,149,683
2.070%, 09/01/42	1,262,363	1,329,706
3.000%, 06/01/43	1,472,930	1,472,971
2.766%, 09/01/43	2,122,772	2,195,029
3.066%, 08/01/44	1,756,231	1,825,645
4.000%, 01/01/45	1,845,216	1,941,364
3.500%, 04/01/45	1,596,849	1,638,520
4.000%, 06/01/45	2,313,396	2,451,126
3.500%, 08/01/45	4,642,885	4,783,767
4.000%, 09/01/45	2,576,653	2,723,760
4.000%, 10/01/45	4,157,232	4,376,171
3.500%, 10/01/45	2,697,359	2,770,655
4.000%, 11/01/45	2,483,714	2,613,509
3.500%, 06/01/46	1,938,170	1,994,919
3.000%, 06/01/46	1,933,169	1,923,167
3.000%, 10/01/46	1,992,654	1,982,345
		101,338,573

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Commercial Mortgage-Backed: 2.0%
FREMF Mortgage Trust, 144A, 5.449%, 04/25/20 (c)	$3,264,000	$3,546,945
FREMF Mortgage Trust, 144A, 5.167%, 02/25/47 (c)	3,300,000	3,612,444
FREMF Mortgage Trust, 3.565%, 11/25/47 (c)	2,000,000	1,954,297
FREMF Mortgage Trust, 144A, 4.610%, 01/25/48 (c)	2,986,504	3,192,587
		12,306,273
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $174,446,080)		173,251,232

TOTAL BONDS
(Cost $591,651,569)		588,727,970

CERTIFICATES OF DEPOSIT: 0.1%
Hope Community Credit Union, 1.300%, 05/07/17	100,000	100,000
Urban Partnership Bank, 0.200%, 07/01/17	248,000	248,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $348,000)		348,000

MONEY MARKET: 0.1%
Self Help Credit Union Money Market Account	422,388	422,388
(Cost $422,388)

TIME DEPOSIT: 1.6%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	9,539,000	9,539,000
(Cost $9,539,000)

TOTAL INVESTMENTS: 99.4%
(Cost $601,960,957)		599,037,358

OTHER ASSETS AND LIABILITIES— (NET): 0.6%		3,455,151

NET ASSETS: 100.0%		$602,492,509

(a)	Fair valued security.

(b)	Illiquid security.

(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

LP	Limited Partnership

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
COMMON STOCKS: 0.1%

Energy: 0.1%
ION Geophysical Corp. (d)	50,000	$300,000

Health Care: 0.0%
Interactive Health, Inc. (b)(c)(d)	706	0

TOTAL COMMON STOCKS
(Cost $921,481)		300,000

PREFERRED STOCKS: 0.0% (e)

Health Care: 0.0%
Interactive Health, Inc., 0.000% (b)(c)	1,412	0
(Cost $357,962)

BONDS: 94.6%

CORPORATE BONDS: 90.9%

Automotive: 2.2%
Allison Transmission, Inc., 144A, 5.000%, 10/01/24 (a)	1,900,000	1,923,750
IHO Verwaltungs GmbH, 144A, 4.500%, 09/15/23 (a)	1,450,000	1,421,000
Meritor, Inc., 6.750%, 06/15/21	1,000,000	1,027,500
Meritor, Inc., 6.250%, 02/15/24	1,000,000	985,000
MPG Holdco I, Inc., 7.375%, 10/15/22	950,000	997,500
Nexteer Automotive Group Ltd, 144A, 5.875%, 11/15/21 (a)	1,000,000	1,042,500
TI Group Automotive Systems LLC, 144A, 8.750%, 07/15/23 (a)	1,500,000	1,575,000
		8,972,250
Banking: 4.1%
Ally Financial, Inc., 3.250%, 11/05/18	1,000,000	1,003,750
Ally Financial, Inc., 3.500%, 01/27/19	1,500,000	1,511,250
Ally Financial, Inc., 4.250%, 04/15/21	2,000,000	2,023,750
Ally Financial, Inc., 4.125%, 02/13/22	2,300,000	2,285,625
Ally Financial, Inc., 5.750%, 11/20/25	3,750,000	3,754,688
CIT Group, Inc., 144A, 5.000%, 05/15/18 (a)	1,000,000	1,015,000
CIT Group, Inc., 5.000%, 08/01/23	1,000,000	1,035,000
Citigroup, Inc, 5.950%, 05/15/25	3,000,000	2,966,850
Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	900,000	898,741
		16,494,654
Basic Industry: 8.7%
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (a)	200,000	219,500
Aleris International, Inc., 7.875%, 11/01/20	1,000,000	1,007,500
Aleris International, Inc., 144A, 9.500%, 04/01/21 (a)	1,400,000	1,508,500
Barminco Finance Pty, Ltd., 144A, 9.000%, 06/01/18 (a)	1,069,000	1,103,743
BlueScope Steel Finance, Ltd/USA LLC, 144A, 6.500%, 05/15/21 (a)	900,000	955,890
Boise Cascade Co., 144A, 5.625%, 09/01/24 (a)	950,000	947,625
Brookfield Residential Properties, Inc., 144A, 6.375%, 05/15/25 (a)	1,400,000	1,403,500
Constellium NV, 144A, 7.875%, 04/01/21 (a)	900,000	970,875
FBM Finance, Inc., 144A, 8.250%, 08/15/21 (a)	2,000,000	2,120,000
First Quantum Minerals, Ltd., 144A, 7.250%, 10/15/19 (a)	1,000,000	1,015,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Basic Industry, continued
First Quantum Minerals, Ltd., 144A, 6.750%, 02/15/20 (a)	$1,000,000	$1,002,500
Lennar Corp., 4.750%, 05/30/25	1,000,000	980,000
Lundin Mining Corp., 144A, 7.500%, 11/01/20 (a)	1,000,000	1,068,750
M/I Homes, Inc., 6.750%, 01/15/21	1,500,000	1,571,250
Petra Diamonds US Treasury PLC, 144A, 8.250%, 05/31/20 (a)	1,900,000	1,971,250
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (a)	1,900,000	1,767,000
SPCM SA, 144A, 6.000%, 01/15/22 (a)	2,400,000	2,501,999
Steel Dynamics, Inc., 144A, 5.000%, 12/15/26 (a)	1,000,000	998,750
Summit Materials LLC / Finance Corp., 8.500%, 04/15/22	2,000,000	2,220,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 144A, 5.625%, 03/01/24 (a)	1,500,000	1,522,500
TRI Pointe Group, Inc., 4.875%, 07/01/21	1,400,000	1,431,500
US Concrete, Inc., 6.375%, 06/01/24	1,750,000	1,855,000
WESCO Distribution, Inc., 144A, 5.375%, 06/15/24 (a)	1,900,000	1,909,500
Wise Metals Group LLC/Alloys Finance Corp., 144A, 8.750%, 12/15/18 (a)	2,000,000	2,090,000
Xerium Technologies, Inc., 144A, 9.500%, 08/15/21 (a)	950,000	950,000
		35,092,132
Capital Goods: 5.7%
Arconic, Inc., 5.870%, 02/23/22	1,000,000	1,075,000
ARD Finance SA, 144A, 7.125%, 09/15/23 (a)	3,000,000	2,973,750
Ardagh Packaging Finance PLC/ Holdings USA, Inc., 144A, 7.250%, 05/15/24 (a)	2,000,000	2,115,000
Bombardier, Inc., 144A, 8.750%, 12/01/21 (a)	2,400,000	2,553,000
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (a)	3,700,000	3,209,749
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	2,950,000	3,045,875
PaperWorks Industries, Inc., 144A, 9.500%, 08/15/19 (a)	3,000,000	2,610,000
Shape Technologies Group, Inc., 144A, 7.625%, 02/01/20 (a)	1,650,000	1,695,375
SPX FLOW, Inc., 144A, 5.875%, 08/15/26 (a)	500,000	501,250
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	2,916,000	2,916,000
		22,694,999
Consumer Goods: 3.4%
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (a)	1,475,000	1,482,375
Lamb Weston Holdings, Inc., 144A, 4.875%, 11/01/26 (a)	1,450,000	1,438,219
Post Holdings, Inc., 144A, 6.000%, 12/15/22 (a)	900,000	942,750
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (a)	2,000,000	1,920,000
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (a)	2,000,000	2,110,000
Simmons Foods, Inc., 144A, 7.875%, 10/01/21 (a)	3,800,000	3,923,500

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Consumer Goods, continued
Tempur Sealy International, Inc., 5.500%, 06/15/26	$1,800,000	$1,813,500
		13,630,344
Energy: 14.6%
Alta Mesa Holdings LP/Finance Services Corp., 144A, 7.875%, 12/15/24 (a)	1,000,000	1,040,000
AmeriGas Partners LP / Finance Corp., 5.625%, 05/20/24	2,000,000	2,055,000
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26	1,000,000	1,020,000
Antero Midstream Partners LP/Finance Corp., 144A, 5.375%, 09/15/24 (a)	1,900,000	1,928,500
Antero Resources Corp., 5.375%, 11/01/21	3,000,000	3,078,750
Archrock Partners LP/Finance Corp., 6.000%, 04/01/21	2,250,000	2,193,750
Archrock Partners LP/Finance Corp., 6.000%, 10/01/22	1,000,000	975,000
Callon Petroleum Co., 144A, 6.125%, 10/01/24 (a)	900,000	931,500
Chaparral Energy, Inc., 7.625%, 11/15/22	3,000,000	2,700,000
Concho Resources, Inc., 5.500%, 04/01/23	2,900,000	3,019,770
DCP Midstream LLC, 144A, 4.750%, 09/30/21 (a)	1,650,000	1,678,875
DCP Midstream Operating LP, 3.875%, 03/15/23	900,000	870,192
Denbury Resources, Inc., 6.375%, 08/15/21	1,000,000	905,000
Ferrellgas LP/Finance Corp., 6.750%, 01/15/22	1,950,000	1,935,375
Genesis Energy LP / Finance Corp., 5.750%, 02/15/21	850,000	862,750
Genesis Energy LP / Finance Corp., 6.000%, 05/15/23	1,000,000	1,022,500
Genesis Energy LP / Finance Corp., 5.625%, 06/15/24	1,450,000	1,431,875
Great Western Petroleum LLC/Finance Corp., 144A, 9.000%, 09/30/21 (a)	1,000,000	1,045,000
ION Geophysical Corp., 144A, 9.125%, 12/15/21 (a)(b)	5,000,000	3,200,000
Laredo Petroleum, Inc., 5.625%, 01/15/22	2,000,000	2,025,000
Laredo Petroleum, Inc., 6.250%, 03/15/23	1,350,000	1,404,000
Noble Holding International, Ltd., 7.750%, 01/15/24	1,900,000	1,791,890
Precision Drilling Corp., 144A, 7.750%, 12/15/23 (a)	950,000	1,007,000
Pride International, Inc., 6.875%, 08/15/20	1,000,000	1,072,500
RSP Permian, Inc., 144A, 5.250%, 01/15/25 (a)	950,000	957,125
Sabine Pass Liquefaction, LLC, 6.250%, 03/15/22	2,900,000	3,189,999
Sabine Pass Liquefaction, LLC, 144A, 5.875%, 06/30/26 (a)	1,500,000	1,621,875
Sabine Pass Liquefaction, LLC, 144A, 5.000%, 03/15/27 (a)	500,000	506,250
Southwestern Energy Co., 7.500%, 02/01/18	900,000	940,500
Southwestern Energy Co., 4.100%, 03/15/22	1,450,000	1,377,210

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Energy, continued
Southwestern Energy Co., 6.700%, 01/23/25	$500,000	$513,750
Sunoco LP / Sunoco Finance Corp., 6.250%, 04/15/21	950,000	970,188
Sunoco LP / Sunoco Finance Corp., 6.375%, 04/01/23	1,900,000	1,933,250
Targa Resources Partners LP/Finance Corp., 5.250%, 05/01/23	1,350,000	1,370,250
Targa Resources Partners LP/Finance Corp., 144A, 5.125%, 02/01/25 (a)	1,400,000	1,394,750
Tesoro Logistics LP/Finance Corp., 6.125%, 10/15/21	1,000,000	1,052,500
Tesoro Logistics LP/Finance Corp., 6.375%, 05/01/24	900,000	967,500
Tesoro Logistics LP/Finance Corp., 5.250%, 01/15/25	950,000	973,750
Weatherford International, Ltd., 5.125%, 09/15/20	900,000	850,500
Weatherford International, Ltd., 144A, 9.875%, 02/15/24 (a)	1,000,000	1,068,120
		58,881,744
Financial Services: 3.6%
AerCap Ireland Capital Ltd/Global Aviation Trust, 3.950%, 02/01/22	1,000,000	1,011,250
Fly Leasing, Ltd., 6.750%, 12/15/20	2,000,000	2,097,500
Fly Leasing, Ltd., 6.375%, 10/15/21	3,000,000	3,135,000
International Lease Finance Corp., 4.625%, 04/15/21	950,000	986,813
International Lease Finance Corp., 5.875%, 08/15/22	1,900,000	2,066,250
KCG Holdings, Inc., 144A, 6.875%, 03/15/20 (a)	1,400,000	1,407,000
Springleaf Finance Corp., 7.750%, 10/01/21	3,350,000	3,546,813
		14,250,626
Health Care: 8.0%
Care Capital Properties LP, 144A, 5.125%, 08/15/26 (a)	3,350,000	3,269,386
Centene Corp., 5.625%, 02/15/21	450,000	474,255
Centene Corp., 6.125%, 02/15/24	900,000	950,625
DaVita, Inc., 5.125%, 07/15/24	1,850,000	1,848,844
DaVita, Inc., 5.000%, 05/01/25	1,000,000	986,250
Endo Finance, LLC/Finco, Inc., 144A, 7.250%, 01/15/22 (a)	850,000	786,250
Endo, Ltd/ Finance, LLC/ Finco, Inc., 144A, 6.000%, 07/15/23 (a)	1,100,000	969,375
HCA, Inc., 5.875%, 05/01/23	1,750,000	1,863,750
HCA, Inc., 5.875%, 02/15/26	5,850,000	6,040,124
HCA, Inc., 5.250%, 06/15/26	1,000,000	1,036,250
HCA, Inc., 4.500%, 02/15/27	950,000	935,750
inVentiv Group Holdings, Inc., 144A, 7.500%, 10/01/24 (a)	1,000,000	1,052,400
Kindred Healthcare, Inc., 6.375%, 04/15/22	550,000	492,938
Kindred Healthcare, Inc., 8.750%, 01/15/23	1,500,000	1,408,125
LifePoint Health, Inc., 144A, 5.375%, 05/01/24 (a)	2,800,000	2,749,600

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Health Care, continued
Mallinckrodt International Finance SA/CB, LLC, 144A, 5.625%, 10/15/23 (a)	$1,500,000	$1,406,250
MEDNAX, Inc., 144A, 5.250%, 12/01/23 (a)	2,850,000	2,942,625
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,051,250
Tenet Healthcare Corp., 6.750%, 06/15/23	2,000,000	1,770,000
		32,034,047
Insurance: 0.4%
MGIC Investment Corp., 5.750%, 08/15/23	1,450,000	1,515,250

Leisure: 2.8%
Carlson Travel, Inc., 144A, 6.750%, 12/15/23 (a)	950,000	990,375
Carlson Travel, Inc., 144A, 9.500%, 12/15/24 (a)	1,000,000	1,048,750
Live Nation Entertainment, Inc., 144A, 4.875%, 11/01/24 (a)	1,450,000	1,457,250
MGM Growth Properties Operating Partnership LP, 144A, 4.500%, 09/01/26 (a)	1,900,000	1,833,500
MGM Resorts International, 4.625%, 09/01/26	900,000	870,750
NCL Corp., Ltd., 144A, 4.625%, 11/15/20 (a)	1,750,000	1,789,375
NCL Corp., Ltd., 144A, 4.750%, 12/15/21 (a)	1,950,000	1,953,666
Scientific Games International, Inc., 6.625%, 05/15/21	500,000	425,000
Scientific Games International, Inc., 10.000%, 12/01/22	1,000,000	1,000,000
		11,368,666
Media: 9.7%
Altice Financing SA, 144A, 6.500%, 01/15/22 (a)	2,000,000	2,090,000
Altice Financing SA, 144A, 6.625%, 02/15/23 (a)	2,000,000	2,060,000
Altice Financing SA, 144A, 7.500%, 05/15/26 (a)	3,750,000	3,909,374
CBS Radio, Inc., 144A, 7.250%, 11/01/24 (a)	1,800,000	1,894,500
CCO Holdings LLC/Capital Corp., 144A, 5.875%, 04/01/24 (a)	900,000	963,000
CCO Holdings LLC/Capital Corp., 144A, 5.750%, 02/15/26 (a)	2,000,000	2,075,000
CCO Holdings LLC/Capital Corp., 144A, 5.500%, 05/01/26 (a)	1,000,000	1,022,500
Camelot Finance SA, 144A, 7.875%, 10/15/24 (a)	1,000,000	1,037,500
Columbus Cable Barbados, Ltd., 144A, 7.375%, 03/30/21 (a)	2,600,000	2,776,514
Donnelley Financial Solutions, Inc., 144A, 8.250%, 10/15/24 (a)	1,900,000	1,938,000
Gray Television, Inc., 144A, 5.125%, 10/15/24 (a)	900,000	873,000
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (a)	2,500,000	2,425,000
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (a)	2,000,000	2,080,000
SFR Group SA, 144A, 6.000%, 05/15/22 (a)	2,000,000	2,060,000
SFR Group SA, 144A, 6.250%, 05/15/24 (a)	900,000	907,875
SFR Group SA, 144A, 7.375%, 05/01/26 (a)	1,900,000	1,954,625
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (a)	4,000,000	3,990,000
Unitymedia GmbH, 144A, 6.125%, 01/15/25 (a)	2,000,000	2,065,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Media, continued
Virgin Media Finance PLC, 144A, 6.000%, 10/15/24 (a)	$950,000	$982,063
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (a)	950,000	950,000
VTR Finance BV, 144A, 6.875%, 01/15/24 (a)	900,000	931,500
		38,985,451
Real Estate: 2.3%
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (a)	2,800,000	2,793,000
iStar, Inc., 6.500%, 07/01/21	1,500,000	1,548,750
Kennedy-Wilson, Inc., 5.875%, 04/01/24	4,700,000	4,805,750
		9,147,500
Retail: 2.5%
CST Brands, Inc., 5.000%, 05/01/23	3,000,000	3,112,500
Ingles Markets, Inc., 5.750%, 06/15/23	1,000,000	1,032,500
JC Penney Corp., Inc., 5.650%, 06/01/20	2,000,000	1,982,500
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (a)	900,000	909,000
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	3,000,000	3,135,000
		10,171,500
Services: 4.4%
Ahern Rentals, Inc., 144A, 7.375%, 05/15/23 (a)	5,300,000	4,478,500
Alliance Data Systems Corp., 144A, 5.875%, 11/01/21 (a)	1,900,000	1,933,250
Aramark Services, Inc., 144A, 4.750%, 06/01/26 (a)	950,000	942,875
Avis Budget Car Rental LLC / Finance, Inc., 144A, 6.375%, 04/01/24 (a)	1,800,000	1,806,750
Cloud Crane LLC, 144A, 10.125%, 08/01/24 (a)	1,900,000	2,037,750
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19 (a)	4,653,675	4,258,112
Prime Security Services Borrower LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (a)	1,000,000	1,091,250
Richie Bros Auctioneers, Inc., 144A, 5.375%, 01/15/25 (a)	950,000	971,375
		17,519,862
Technology & Electronics: 4.9%
BCP Singapore VI Cayman Financing Co., Ltd., 144A, 8.000%, 04/15/21 (a)	1,600,000	1,576,000
Diamond 1 Finance Corp/ 2 Finance Corp, 144A, 5.875%, 06/15/21 (a)	950,000	1,011,081
Diamond 1 Finance Corp/ 2 Finance Corp, 144A, 7.125%, 06/15/24 (a)	1,450,000	1,610,663
Entegris, Inc., 144A, 6.000%, 04/01/22 (a)	1,510,000	1,576,063
First Data Corp., 144A, 7.000%, 12/01/23 (a)	3,000,000	3,202,500
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 144A, 8.625%, 11/15/24 (a)	1,900,000	2,015,805
Micron Technology, Inc., 144A, 7.500%, 09/15/23 (a)	900,000	999,000
Sensata Technologies UK Financing Co. PLC, 144A, 6.250%, 02/15/26 (a)	900,000	945,000
Solera LLC / Finance, Inc., 144A, 10.500%, 03/01/24 (a)	1,000,000	1,130,000
Syniverse Holdings, Inc., 9.125%, 01/15/19	5,013,000	4,411,440
Western Digital Corp., 144A, 7.375%, 04/01/23 (a)	1,000,000	1,102,500
		19,580,052

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Telecommunications: 9.9%
CenturyLink, Inc., 7.500%, 04/01/24	$1,900,000	$1,999,750
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (a)	3,100,000	3,216,250
Communications Sales & Leasing, Inc./CSL Capital LLC, 144A, 7.125%, 12/15/24 (a)	1,000,000	1,012,500
Digicel, Ltd., 144A, 6.000%, 04/15/21 (a)	1,900,000	1,727,992
Equinix, Inc., 5.750%, 01/01/25	1,000,000	1,050,000
Frontier Communications Corp., 10.500%, 09/15/22	4,000,000	4,220,200
Frontier Communications Corp., 6.875%, 01/15/25	900,000	766,125
Hughes Satellite Systems Corp., 144A, 5.250%, 08/01/26 (a)	900,000	884,250
Inmarsat Finance PLC, 144A, 6.500%, 10/01/24 (a)	950,000	966,625
Intelsat Jackson Holdings SA, 144A, 8.000%, 02/15/24 (a)	950,000	980,875
Level 3 Communications, Inc., 5.750%, 12/01/22	900,000	927,000
Level 3 Financing, Inc., 5.375%, 01/15/24	1,000,000	1,012,500
Level 3 Financing, Inc., 144A, 5.250%, 03/15/26 (a)	1,000,000	992,500
Sprint Communications, Inc., 8.375%, 08/15/17	4,000,000	4,155,000
Sprint Communications, Inc., 144A, 7.000%, 03/01/20 (a)	1,000,000	1,087,500
Sprint Communications, Inc., 6.000%, 11/15/22	2,000,000	2,020,000
Sprint Corp., 7.250%, 09/15/21	1,000,000	1,065,000
Sprint Corp., 7.875%, 09/15/23	1,000,000	1,070,000
Sprint Corp., 7.125%, 06/15/24	2,000,000	2,065,000
Sprint Corp., 7.625%, 02/15/25	1,500,000	1,580,625
T-Mobile USA, Inc., 6.731%, 04/28/22	500,000	523,750
T-Mobile USA, Inc., 6.625%, 04/01/23	1,000,000	1,062,500
T-Mobile USA, Inc., 6.000%, 04/15/24	1,000,000	1,056,250
T-Mobile USA, Inc., 6.375%, 03/01/25	1,000,000	1,071,250
T-Mobile USA, Inc., 6.500%, 01/15/26	1,000,000	1,083,750
Wind Acquisition Finance SA, 144A, 7.375%, 04/23/21 (a)	2,000,000	2,085,000
		39,682,192
Transportation: 2.3%
Air Canada, 144A, 7.750%, 04/15/21 (a)	2,800,000	3,143,000
Kenan Advantage Group, Inc., The, 144A, 7.875%, 07/31/23 (a)	3,000,000	3,045,000
Navios Maritime Acquisition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21 (a)	3,450,000	2,949,750
		9,137,750
Utility: 1.4%
Atlantica Yield PLC, 144A, 7.000%, 11/15/19 (a)	900,000	922,500
Calpine Corp., 144A, 7.875%, 01/15/23 (a)	1,850,000	1,935,563
Calpine Corp., 5.500%, 02/01/24	1,000,000	970,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Utility, continued
Calpine Corp., 5.750%, 01/15/25	$1,000,000	$970,000
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)	25,420	25,547
Ormat Funding Corp., 8.250%, 12/30/20 (b)	683,217	679,801
		5,503,411
TOTAL CORPORATE BONDS
(Cost $357,846,731)		364,662,430

LOANS: 3.7%

Retail: 3.2%
Charlotte Russe, Inc., 6.750%, 05/21/19 (b)	7,850,277	4,773,989
JC Penney Corp., Inc., 5.250%, 06/23/23	2,484,382	2,499,388
Neiman Marcus Group LTD LLC, 1.000%, 10/25/20	1,900,000	1,657,275
TOMS Shoes LLC, 1.000%, 10/31/20 (b)	3,890,303	2,878,824
Toys R Us - Delaware, Inc., 1.000%, 04/24/20	1,000,000	881,250
		12,690,726
Telecommunications: 0.5%
PRWireless, Inc., 1.000%, 06/29/20 (b)	2,925,000	2,120,625

TOTAL LOANS
(Cost $19,401,610)		14,811,351

TOTAL BONDS
(Cost $377,248,341)		379,473,781

CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, 1.250%, 05/10/17	100,074	100,074
Beneficial State Bank, 0.500%, 01/21/18	200,000	200,000
Beneficial State Bank, FSB CDARS, 0.200%, 04/27/17	100,160	100,160
Self Help Credit Union, 1.050%, 01/04/17	100,000	100,000
Shared Interest, Inc., 0.700%, 09/30/18	500,000	500,000
Urban Partnership Bank, 0.200%, 02/03/17	100,000	100,000
Urban Partnership Bank, 0.300%, 07/01/17	100,539	100,539

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,200,773)		1,200,773

MONEY MARKET: 0.0% (e)
Beneficial State Bank Money Market Account	200,443	200,443
(Cost $200,443)

TIME DEPOSIT: 4.3%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	17,448,000	17,448,000
(Cost $17,448,000)

TOTAL INVESTMENTS: 99.3%
(Cost $397,377,000)		398,622,997

OTHER ASSETS AND LIABILITIES— (NET): 0.7%		2,774,507

NET ASSETS: 100.0%		$401,397,504

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Fair valued security.

(d)	Non-income producing security.

(e)	Rounds to less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
AFFILIATED INVESTMENT COMPANIES: 99.0%
Pax Core Bond Fund (a)	60,156,106	$602,162,621
Pax ESG Beta Dividend Fund (a)	13,854,711	136,607,447
Pax Large Cap Fund (a)	79,743,155	790,254,663
Pax Mid Cap Fund (a)	16,309,362	173,042,330
Pax MSCI International ESG Index Fund (a)	20,935,664	160,157,829

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,875,310,738)		1,862,224,890

TIME DEPOSIT: 0.9%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/17	17,769,000	17,769,000
(Cost $17,769,000)

TOTAL INVESTMENTS: 99.9%
(Cost $1,893,079,738)		1,879,993,890

OTHER ASSETS AND LIABILITIES— (NET): 0.1%		2,560,210

NET ASSETS: 100.0%		$1,882,554,100

(a)	Institutional Class shares

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Sustainable Managers Capital Appreciation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
AFFILIATED INVESTMENT COMPANIES: 29.3%
Pax Global Environmental Markets Fund (a)	52,484	$694,892
Pax High Yield Bond Fund (a)	37,589	251,095
Pax MSCI International ESG Index Fund (a)	713,533	5,458,531
Pax Small Cap Fund (a)	117,116	1,808,274

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $7,651,558)		8,212,792

NON-AFFILIATED INVESTMENT COMPANIES: 71.0%
Appleseed Fund (a)	27,050	321,630
Ariel Fund (a)	24,786	1,594,733
Eventide Gilead Fund (a)(b)	91,492	2,391,605
Hartford Schroders Emerging Markets Equity Fund (c)	104,782	1,247,948
Neuberger Berman Socially Responsive Fund (a)	3,477	118,569
Parnassus Core Equity Fund (a)	165,071	6,495,552
PIMCO Income Fund (a)	184,152	2,220,878
Portfolio 21 Global Equity Fund (a)	10,070	345,602
NON-AFFILIATED INVESTMENT COMPANIES, continued
Praxis Impact Bond Fund (a)	1,843	18,895
TIAA-CREF Social Choice Bond Fund (a)	93,600	947,236
TIAA-CREF Social Choice Equity Fund (a)	242,123	3,995,035
Touchstone Premium Yield Equity Fund (d)	17,179	151,176

TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $18,444,200)		19,848,859

TOTAL INVESTMENTS: 100.3%
(Cost $26,095,758)		28,061,651

OTHER ASSETS AND LIABILITIES— (NET): -0.3%		(76,081)

NET ASSETS: 100.0%		$27,985,570

(a)	Institutional Class shares

(b)	Non-income producing security

(c)	Investor Class shares

(d)	Class Y shares

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Schedule of Investments, continued

Pax Sustainable Managers Total Return Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
AFFILIATED INVESTMENT COMPANIES: 15.7%
Pax Global Environmental Markets Fund (a)	31,486	$416,872
Pax High Yield Bond Fund (a)	218,103	1,456,925
Pax MSCI International ESG Index Fund (a)	313,271	2,396,520
Pax Small Cap Fund (a)	43,796	676,207

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $4,601,107)		4,946,524

NON-AFFILIATED INVESTMENT COMPANIES: 84.7%
Access Capital Community Investment Fund (a)	203,667	1,839,114
Appleseed Fund (a)	101,850	1,211,001
Ariel Fund (a)	5,759	370,549
CRA Qualified Investment Fund (a)	174,514	1,835,886
Eventide Gilead Fund (a)(b)	42,701	1,116,192
Hartford Schroders Emerging Markets Equity Fund (c)	58,294	694,286
Neuberger Berman Socially Responsive Fund (a)	26,522	904,386
Parnassus Core Equity Fund (a)	66,911	2,632,944
PIMCO Income Fund (a)	320,354	3,863,465
NON-AFFILIATED INVESTMENT COMPANIES, continued
Portfolio 21 Global Equity Fund (a)	11,799	404,941
Praxis Impact Bond Fund (a)	452,617	4,639,328
TIAA-CREF Social Choice Bond Fund (a)	511,374	5,175,104
TIAA-CREF Social Choice Equity Fund (a)	33,062	545,515
Touchstone Premium Yield Equity Fund (d)	175,089	1,540,782

TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $26,491,193)		26,773,493

TOTAL INVESTMENTS: 100.4%
(Cost $31,092,300)		31,720,017

OTHER ASSETS AND LIABILITIES— (NET): -0.4%		(134,005)

NET ASSETS: 100.0%		$31,586,012

(a)	Institutional Class shares

(b)	Non-income producing security

(c)	Investor Class shares

(d)	Class Y shares

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2016
Statements of Assets and Liabilities

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
ASSETS
Investments, at cost - Note A	$649,071,599	$149,588,014	$746,313,075	$138,359,928	$129,906,361

Investments in unaffiliated issuers, at value	$789,787,158	$170,218,779	$813,673,768	$194,696,491	$136,436,915
Investments in affiliated issuers, at value	—	—	—	—	—
Total investments, at value - Note A1	789,787,158	170,218,779	813,673,768	194,696,491	136,436,915
Cash	601	602	11,789	939	39,061
Foreign currency at value (cost $8,224; $35,115; $9,073; and $823, respectively)	—	8,273	35,268	—	—
Prepaid expenses	39,846	16,218	30,352	—	—
Receivables:
Capital stock sold	1,000	22,500	4,934,947	265,626	—
Dividends and interest - Note A	470,164	94,323	414,418	329,049	173,962
Investment securities sold	3,131,646	6,083,386	310,416	—	—
Investment Adviser reimbursement	—	—	—	—	—
Other	—	319	6,536	22,841	—
Total Assets	793,430,415	176,444,400	819,417,494	195,314,946	136,649,938

LIABILITIES
Collateral on securities loaned, at value	—	—	18,992,177	593,023	—
Payables:
Capital stock reacquired	—	—	1,051,621	63,934	—
Investment securities purchased	3,173,079	2,771,419	—	—	—
Dividend payable - Note A	—	—	—	—	—
Payable to bank	—	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	283,565	110,696	500,672	107,983	49,002
Distribution expense	—	59	67,799	35,884	—
Transfer agent fees	1,967	14,489	100,557	—	—
Printing and other shareholder communication fees	—	6,979	721	—	—
Custodian fees	5,473	1,924	7,333	—	—
Legal and audit fees	15,762	23,150	23,400	—	—
Other accrued expenses	—	33,642	58,099	—	—
Total Liabilities	3,479,846	2,962,358	20,802,379	800,824	49,002
NET ASSETS	$789,950,569	$173,482,042	$798,615,115	$194,514,122	$136,600,936

[1]

Investments at market value include securities loaned. At December 31, 2016, the Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, Global Women’s Index Fund and Global Environmental Markets Fund had a total market value of securities on loan of $7,009,805; $66,548,299; $50,372,954; $20,493,636 and $13,243,117, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Intl ESG Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund	Capital Appreciation Fund	Total Return Fund

$520,734,705	$107,117,610	$302,487,641	$601,960,957	$397,377,000	$1,893,079,738	$26,095,758	$31,092,300

$501,904,585	$111,113,361	$348,285,171	$599,037,358	$398,622,997	$17,769,000	$19,848,859	$26,773,493
—	—	—	—	—	1,862,224,890	8,212,792	4,946,524
501,904,585	111,113,361	348,285,171	599,037,358	398,622,997	1,879,993,890	28,061,651	31,720,017
—	127	46,392	494	112,463	2,780,123	—	—
9,126	835	—	—	—	—	—	—
—	—	20,328	39,429	21,938	—	12,893	12,902

2,144,640	482,881	2,013,971	—	246,633	1,444,019	1,829	4,593
659,801	138,716	321,989	3,571,554	6,248,600	1,433,635	—	60,145
406,674	—	—	—	107,280	—	1,133,909	153,189
—	—	46,160	—	—	—	31,777	35,716
545,804	34,275	15,103	—	—	2,162	—	—
505,670,630	111,770,195	350,749,114	602,648,835	405,359,911	1,885,653,829	29,242,059	31,986,562

—	125,132	—	—	—	—	—	—

1,648,077	76,870	308,089	—	732,025	1,772,402	111,954	141,055
1,412,873	801,987	1,848,128	—	2,587,500	730,919	—	60,145
—	—	—	—	290,107	—	—	—
657,091	—	—	—	—	—	1,058,600	110,444

233,085	60,410	231,947	130,828	168,585	255,233	13,077	13,483
21,379	15,371	29,733	7	49,758	341,175	9,647	11,028
—	—	51,790	1,311	54,349	—	3,746	3,672
—	—	1,418	—	4,989	—	1,356	523
—	—	5,409	8,975	13,738	—	2,064	2,518
—	—	27,768	15,205	44,448	—	47,554	47,555
—	—	39,682	—	16,908	—	8,491	10,127
3,972,505	1,079,770	2,543,964	156,326	3,962,407	3,099,729	1,256,489	400,550
$501,698,125	$110,690,425	$348,205,150	$602,492,509	$401,397,504	$1,882,554,100	$27,985,570	$31,586,012

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Statements of Assets and Liabilities, continued

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
Net Assets Represented By:
Paid in Capital	$645,355,532	$153,258,130	$722,931,585	$137,577,432	$130,104,287
Undistributed net investment income	14,991	—	44,010	126,995	—
Accumulated net realized gain	3,864,487	(406,889)	8,278,674	475,515	(33,905)
Net unrealized appreciation (depreciation) of:
Investments and written options	140,715,559	20,630,765	67,360,693	56,336,563	6,530,554
Foreign currency translations	—	36	153	(2,383)	—
NET ASSETS	$789,950,569	$173,482,042	$798,615,115	$194,514,122	$136,600,936

Individual Investor Class
Net assets	$1,010	$306,168	$272,158,843	$161,040,918	$10
Capital Shares Outstanding	102	28,842	17,741,380	9,529,908	1
Net asset value per share[1]	$9.91	$10.62	$15.34	$16.90	$9.86
Class A
Net assets			$39,477,044	$4,296,401
Capital Shares Outstanding			2,578,470	254,832
Net asset value per share			$15.31	$16.86
Institutional Class
Net assets	$789,949,559	$173,175,874	$482,315,267	$27,579,905	$136,600,926
Capital Shares Outstanding	79,743,154	16,315,398	31,228,071	1,590,513	13,854,710
Net asset value per share	$9.91	$10.61	$15.44	$17.34	$9.86
Class C
Net assets
Capital Shares Outstanding
Net asset value per share
Class R
Net assets			$4,663,961	$1,596,898
Capital Shares Outstanding			307,265	95,124
Net asset value per share			$15.18	$16.79

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Intl ESG Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund	Capital Appreciation Fund	Total Return Fund

$538,889,094	$106,714,336	$304,156,813	$605,430,637	$460,641,476	$1,697,859,270	$25,728,530	$31,348,368
(350,171)	(35,207)	(76,594)	7	(123,109)	7,117,337	328,418	193,640
(17,970,447)	19,178	(1,668,783)	(14,536)	(60,366,860)	190,681,134	(37,271)	(583,713)

(18,830,120)	3,995,751	45,797,530	(2,923,599)	1,245,997	(13,085,848)	1,965,893	627,717
(40,231)	(3,633)	(3,816)	—	—	(17,793)	—	—
$501,698,125	$110,690,425	$348,205,150	$602,492,509	$401,397,504	$1,882,554,100	$27,985,570	$31,586,012

$97,924,407	$72,770,813	$122,610,022	$108,679	$228,936,748	$1,596,717,174	$54,795	$88,162
12,564,834	3,539,978	9,313,542	10,853	34,123,961	71,476,127	4,429	8,152
$7.79	$20.56	$13.16	$10.01	$6.71	$22.34	$12.37	$10.81

		$13,042,378		$5,622,998		$16,757,878	$15,251,617
		992,374		836,736		1,354,580	1,410,306
		$13.14		$6.72		$12.37	$10.81

$402,693,778	$37,919,612	$209,758,631	$602,383,830	$166,051,399	$279,573,597	$5,897,848	$8,578,115
52,616,013	1,836,665	15,837,944	60,156,105	24,840,548	12,356,391	474,257	792,013
$7.65	$20.65	$13.24	$10.01	$6.68	$22.63	$12.44	$10.83

						$5,275,049	$7,668,118
						431,945	719,826
						$12.21	$10.65

$1,079,940		$2,794,119		$786,359	$6,263,329
139,681		214,029		117,124	278,436
$7.73		$13.05		$6.71	$22.49

[1]	The net asset value per share for Large Cap Fund and ESG Beta Dividend Fund do not compute due to rounding.

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2016
Statements of Operations

	Large Cap Fund[1]	Mid Cap Fund[2]	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund[1]
Investment Income
Income
Dividends (net of foreign withholding tax of $0; $0; $6,883; $0; $0; $1,233,333; $152,701; $272,477; $0; $0; $0; $0 and $0 respectively)	$880,649	$3,311,071	$13,015,669	$3,890,056	$213,013
Dividends from affiliate - Note C	—	—	—	—	—
Interest	3	130	2,912	393	—
Income from securities lending - Note A	—	1,194	40,599	34,329	—
Total Income	880,652	3,312,395	13,059,180	3,924,778	213,013

Expenses
Investment advisory fees - Note B	283,565	938,887	4,765,306	1,384,180	49,002
Distribution expenses - Individual Investor (Note B)	—	382	587,575	399,657	—
Distribution expenses - Class A (Note B)	—	—	82,631	8,492	—
Distribution expenses - Class C (Note B)	—	—	—	—	—
Distribution expenses - Class R (Note B)	—	—	18,176	7,092	—
Service Plan expenses - Class C (Note B)	—	—	—	—	—
Transfer agent fees - Note A	1,967	18,784	749,756	136,006	—
Printing and other shareholder communication fees	250	7,514	64,398	18,627	—
Custodian fees	5,473	20,218	98,093	22,884	—
Legal fees and related expenses	3,262	16,203	47,447	13,350	—
Trustees' fees and expenses - Note B	—	23,873	61,139	16,795	—
Compliance expense	—	11,738	16,957	8,176	—
Audit fees	12,500	30,418	30,419	29,086	—
Registration fees	2,459	33,812	115,157	32,392	—
Other expenses	—	20,519	49,337	8,698	—
Total Expenses	309,476	1,122,348	6,686,391	2,085,435	49,002
Less: Advisory fee waiver - Note B	—	—	—	—	—
Expenses assumed by Adviser - Note B	—	—	—	(49,125)	—
Net expenses	309,476	1,122,348	6,686,391	2,036,310	49,002
Net investment income	571,176	2,190,047	6,372,789	1,888,468	164,011
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	4,728,918	1,107,377	21,021,983	17,277,446	—
Investment in affiliated issuers	—	—	—	—	—
Option contracts written	—	—	—	—	—
Foreign currency transactions	—	(8,824)	(8,981)	(111)	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	140,715,559	20,630,765	87,666,815	(6,844,015)	6,530,554
Investment in affiliated issuers	—	—	—	—	—
Foreign currency translation	—	36	170	57	—
Net realized and unrealized gain (loss) on investments and foreign currency	145,444,477	21,729,354	108,679,987	10,433,377	6,530,554

Net increase (decrease) in net assets resulting from operations	$146,015,653	$23,919,401	$115,052,776	$12,321,845	$6,694,565

[1]	Commencement of operations is December 12, 2016. (Note A)
[2]	Commencement of operations is March 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2016

Intl ESG Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund[1]	High Yield Bond Fund	Balanced Fund	Capital Appreciation Fund	Total Return Fund

$15,520,370	$2,718,164	$5,723,822	$—	$311,790	$16,766,370	$457,171	$728,015
—	—	—	—	—	7,896,351	221,188	170,355
158	33	310	890,020	26,854,852	13,961,146	—	—
—	4,852	1,802	—	7,857	55,719	—	—
15,520,528	2,723,049	5,725,934	890,020	27,174,499	38,679,586	678,359	898,370

2,574,091	645,392	2,550,303	130,828	1,974,071	8,913,458	150,995	147,233
227,494	172,071	282,972	7	574,559	3,975,420	71	244
—	—	34,113	—	3,691	—	51,431	40,658
—	—	—	—	—	—	46,342	61,987
4,592	—	12,704	—	15,946	30,451	—	—
—	—	—	—	—	—	15,447	20,662
—	—	363,877	1,311	453,962	1,578,694	42,330	39,227
—	—	36,920	250	57,468	157,139	6,766	1,758
—	—	98,399	8,975	142,456	301,718	20,130	22,296
—	—	32,301	2,705	39,522	98,743	21,962	21,985
—	—	42,236	—	48,868	126,958	27,679	27,653
—	—	15,885	—	18,193	28,849	14,958	14,955
—	—	35,534	12,500	61,169	81,297	48,302	48,301
—	—	80,692	2,459	79,397	57,135	75,047	76,635
—	—	25,215	—	30,070	116,061	4,468	4,955
2,806,177	817,463	3,611,151	159,035	3,499,372	15,465,923	525,928	528,549
—	—	—	—	—	(1,796,652)	(34,981)	(19,328)
—	—	(141,275)	—	—	—	(148,262)	(179,252)
2,806,177	817,463	3,469,876	159,035	3,499,372	13,669,271	342,685	329,969
12,714,351	1,905,586	2,256,058	730,985	23,675,127	25,010,315	335,674	568,401

(10,325,741)	418,713	1,326,194	(14,536)	(20,886,542)	211,239,426	454,935	(133,484)
—	—	—	—	—	(2,087,169)	(145,565)	(135,052)
—	—	—	—	—	450,725
(435,274)	(12,125)	(150,536)	—	—	(4,820)	19	—

(3,677,345)	3,413,916	28,099,750	(2,923,599)	48,381,946	(127,803,135)	1,655,425	411,928
—	—	—	—	—	(673,793)	627,483	280,306
(14,365)	714	272	—	—	4,700	—	—
(14,452,725)	3,821,218	29,275,680	(2,938,135)	27,495,404	81,125,934	2,592,297	423,698

$(1,738,374)	$5,726,804	$31,531,738	$(2,207,150)	$51,170,531	$106,136,249	$2,927,971	$992,099

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund[1]	Mid Cap Fund[2]
	Period Ended 12/31/16	Period Ended 12/31/16
Increase (Decrease) in Net Assets
Operations
Investment income, net	$571,176	$2,190,047
Net realized gain (loss) on investments and foreign currency transactions	4,728,918	1,098,553
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	140,715,559	20,630,801
Net increase (decrease) in net assets resulting from operations	146,015,653	23,919,401
Distributions to shareholders from:
Net investment income
Individual Investor Class	—	(3,069)
Class A	—	—
Institutional Class	(537,108)	(2,179,224)
Class R	—	—
Realized gains
Individual Investor Class	—	(2,542)
Class A	—	—
Institutional Class	—	(1,538,463)
Class R	—	—
Total distributions to shareholders	(537,108)	(3,723,298)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	1,010	401,813
Proceeds from reinvestment of distributions	—	5,513
Cost of shares redeemed	—	(111,486)
Net increase (decrease) from Individual Investor Class transactions	1,010	295,840
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	—	62,107
Shares issued in connection with in kind subscription	796,895,502	159,614,142
Proceeds from reinvestment of distributions	537,108	3,717,687
Cost of shares redeemed	—	(385)
Net increase (decrease) from Institutional Class transactions	797,432,610	163,393,551
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in connection with in kind subscription	(152,961,596)	(10,403,452)
Net increase (decrease) from capital share transactions	644,472,024	153,285,939
Net increase (decrease) in net assets	789,950,569	173,482,042
Net assets
Beginning of period	—	—
End of period (1)	$789,950,569	$173,482,042
(1) Includes undistributed net investment income (loss)	$14,991	$—

[1]	Commencement of Operations is December 12, 2016. (Note A)
[2]	Commencement of Operations is March 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

Small Cap Fund		ESG Beta Quality Fund		ESG Beta Dividend Fund[1]	International ESG Index Fund
Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/16	Year Ended 12/31/15

$6,372,789	$1,236,922	$1,888,468	$470,417	$164,011	$12,714,351	$6,411,960
21,013,002	1,472,623	17,277,335	9,716,070	—	(10,761,015)	(6,713,015)
87,666,985	(28,400,681)	(6,843,958)	(5,657,554)	6,530,554	(3,691,710)	(12,779,092)
115,052,776	(25,691,136)	12,321,845	4,528,933	6,694,565	(1,738,374)	(13,080,147)

(1,809,899)	(295,628)	(1,418,134)	(253,458)	—	(2,284,218)	(1,041,350)
(262,699)	(37,413)	(35,441)	(5,668)	—
(4,009,698)	(800,679)	(311,119)	(149,491)	(158,371)	(10,377,391)	(5,526,704)
(26,154)	—	(10,057)	(448)	—	(21,975)	(12,478)

(4,135,100)	(1,060,603)	(14,126,494)	(9,603,201)	—	—	(5,006)
(598,504)	(141,411)	(355,608)	(186,122)	—
(7,194,420)	(1,213,531)	(2,370,055)	(2,206,751)	—	—	(22,668)
(72,359)	(11,710)	(138,567)	(94,630)	—	—	(73)
(18,108,833)	(3,560,975)	(18,765,475)	(12,499,769)	(158,371)	(12,683,584)	(6,608,279)

77,721,155	183,819,174	13,520,744	20,940,113	10	54,701,132	52,181,467
5,755,645	1,318,500	15,127,470	9,616,037	—	2,150,378	986,985
(62,201,999)	(58,943,968)	(23,344,644)	(22,659,641)	—	(24,612,118)	(20,962,556)
21,274,801	126,193,706	5,303,570	7,896,509	10	32,239,392	32,205,896

14,084,352	17,299,149	1,202,387	1,755,464
787,871	163,619	365,884	178,749
(8,697,571)	(7,133,316)	(345,487)	(240,818)
6,174,652	10,329,452	1,222,784	1,693,395

236,330,266	236,632,301	8,680,004	8,919,545	—	163,386,603	275,536,280
				138,387,930		—
9,377,290	1,751,229	2,292,574	2,003,146	158,371	8,998,478	4,677,404
(81,623,197)	(40,392,289)	(21,547,104)	(8,444,660)	—	(82,092,606)	(26,968,031)
164,084,359	197,991,241	(10,574,526)	2,478,031	138,546,301	90,292,475	253,245,653

2,553,886	2,337,697	493,107	835,373		562,423	259,982
47,716	9,031	146,735	94,190		21,966	12,550
(1,323,832)	(807,903)	(563,672)	(264,660)		(357,444)	(178,225)
1,277,770	1,538,825	76,170	664,903		226,945	94,307
				(8,481,569)	—	—
192,811,582	336,053,224	(3,972,002)	12,732,838	130,064,742	122,758,812	285,545,856
289,755,525	306,801,113	(10,415,632)	4,762,002	136,600,936	108,336,854	265,857,430

508,859,590	202,058,477	204,929,754	200,167,752	—	393,361,271	127,503,841
$798,615,115	$508,859,590	$194,514,122	$204,929,754	$136,600,936	$501,698,125	$393,361,271
$44,010	$—	$126,995	$99,432	$—	$(350,171)	$54,335

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Women’s Index Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations
Investment income, net	$1,905,586	$1,322,084
Net realized gain (loss) on investments and foreign currency transactions	406,588	(257,523)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,414,630	(2,134,839)
Net increase (decrease) in net assets resulting from operations	5,726,804	(1,070,278)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(1,286,039)	(983,136)
Class A
Institutional Class	(637,546)	(331,300)
Class R
Realized gains
Individual Investor Class	—	(496,242)
Class A
Institutional Class	—	(137,863)
Class R
Total distributions to shareholders	(1,923,585)	(1,948,541)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	15,762,854	19,895,482
Proceeds from reinvestment of distributions	1,187,184	1,372,490
Cost of shares redeemed	(11,871,295)	(9,619,621)
Net increase (decrease) from Individual Investor Class transactions	5,078,743	11,648,351
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	21,617,754	11,353,602
Shares issued in connection with in kind subscription
Proceeds from reinvestment of distributions	457,256	341,295
Cost of shares redeemed	(5,546,254)	(3,738,084)
Net increase (decrease) from Institutional Class transactions	16,528,756	7,956,813
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in connection with in kind subscription
Net increase (decrease) from capital share transactions	21,607,499	19,605,164
Net increase (decrease) in net assets	25,410,718	16,586,345
Net assets
Beginning of period	85,279,707	68,693,362
End of period (1)	$110,690,425	$85,279,707
(1) Includes undistributed net investment income (loss)	$(35,207)	$(1,547)

[1]	Commencement of Operations is December 12, 2016. (Note A)

SEE NOTES TO FINANCIAL STATEMENTS

Global Environmental Markets Fund		Core Bond Fund[1]	High Yield Bond Fund		Balanced Fund
Year Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

$2,256,058	$990,771	$730,985	$23,675,127	$30,179,068	$25,010,315	$21,661,647
1,175,658	(1,204,512)	(14,536)	(20,886,542)	(24,909,709)	209,598,162	126,993,287
28,100,022	(4,084,915)	(2,923,599)	48,381,946	(30,061,469)	(128,472,228)	(157,774,516)
31,531,738	(4,298,656)	(2,207,150)	51,170,531	(24,792,110)	106,136,249	(9,119,582)

(631,107)	(311,071)	(66)	(13,487,522)	(18,165,717)	(20,540,475)	(14,138,878)
(72,507)	(38,210)	—	(372,913)	(252,283)
(1,455,687)	(540,230)	(730,919)	(9,662,124)	(11,656,549)	(4,149,013)	(2,949,223)
(7,518)	(4,546)	—	(41,326)	(49,600)	(63,448)	(36,932)

—	(676,043)	—	—	—	(27,424,924)	(111,813,463)
—	(86,015)	—	—	—
—	(847,504)	—	—	—	(4,661,322)	17,767,453
—	(14,944)	—	—	—	(105,949)	(411,612)
(2,166,819)	(2,518,563)	(730,985)	(23,563,885)	(30,124,149)	(56,945,131)	(147,117,561)

36,079,799	26,597,939	107,830	39,365,229	78,418,520	82,777,482	87,386,792
589,280	937,050	66	12,515,145	16,756,106	46,086,723	121,508,288
(29,912,660)	(16,449,267)	—	(81,001,057)	(171,134,720)	(170,721,222)	(219,178,498)
6,756,419	11,085,722	107,896	(29,120,683)	(75,960,094)	(41,857,017)	(10,283,418)

3,338,849	5,979,853		2,279,150	3,985,259
56,133	111,735		270,949	211,186
(5,076,814)	(2,086,991)		(3,330,517)	(737,652)
(1,681,832)	4,004,597		(780,418)	3,458,793

82,907,508	65,450,880	—	45,847,131	51,324,587	59,873,990	68,555,214
		600,830,860
1,337,553	1,277,589	730,920	7,208,966	8,789,598	8,357,025	19,506,073
(24,991,204)	(16,720,924)	—	(60,480,878)	(78,067,416)	(52,446,577)	(58,111,829)
59,253,857	50,007,545	601,561,780	(7,424,781)	(17,953,231)	15,784,438	29,949,458

737,189	865,376		94,815	405,208	1,392,665	1,828,678
7,294	19,275		41,284	49,593	167,031	443,997
(509,340)	(1,012,630)		(79,728)	(814,859)	(1,532,141)	(1,014,640)
235,143	(127,979)		56,371	(360,058)	27,555	1,258,035
		3,760,968
64,563,587	64,969,885	605,430,644	(37,269,511)	(90,814,590)	(26,045,024)	20,924,075
93,928,506	58,152,666	602,492,509	(9,662,865)	(145,730,849)	23,146,094	(135,313,068)

254,276,644	196,123,978	—	411,060,369	556,791,218	1,859,408,006	1,994,721,074
$348,205,150	$254,276,644	$602,492,509	$401,397,504	$411,060,369	$1,882,554,100	$1,859,408,006
$(76,594)	$(18,412)	$7	$(123,109)	$(216,007)	$7,117,337	$7,233,041

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Capital Appreciation Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations
Investment income, net	$335,674	$207,912
Net realized gain (loss) on investments and foreign currency transactions	309,389	541,003
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,282,908	(1,574,256)
Net increase (decrease) in net assets resulting from operations	2,927,971	(825,341)
Distributions to shareholders from:
Net investment income
Individual Investor Class	—	—
Class A	(13,048)	(143,202)
Institutional Class	(5,111)	(35,536)
Class C	(4)	(21,133)
Realized gains
Individual Investor Class	(424)	—
Class A	(386,438)	(283,213)
Institutional Class	(112,230)	(67,127)
Class C	(105,068)	(95,439)
Total distributions to shareholders	(622,323)	(645,650)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	62,430
Proceeds from reinvestment of distributions	423
Cost of shares redeemed	(10,602)
Net increase (decrease) from Individual Investor Class transactions	52,251
Class A
Proceeds from shares sold	4,384,714	5,202,514
Shares issued in connection with fund acquisition	10,468,434
Proceeds from reinvestment of distributions	383,704	393,554
Cost of shares redeemed	(13,322,894)	(1,798,690)
Net increase from Class A transactions	1,913,958	3,797,378
Institutional Class
Proceeds from shares sold	3,539,972	1,333,468
Shares issued in connection with fund acquisition	3,212,112
Proceeds from reinvestment of distributions	113,279	102,370
Cost of shares redeemed	(4,052,426)	(1,219,520)
Net increase (decrease) from Institutional Class transactions	2,812,937	216,318
Class C
Proceeds from shares sold	855,673	1,469,049
Shares issued in connection with fund acquisition	2,639,824
Proceeds from reinvestment of distributions	101,444	114,582
Cost of shares redeemed	(2,825,628)	(1,442,159)
Net increase (decrease) from Institutional Class transactions	771,313	141,472
NAV of shares issued in fund merger	(147,629)
Net increase (decrease) from capital share transactions	5,402,830	4,155,168
Net increase (decrease) in net assets	7,708,478	2,684,177
Net assets
Beginning of period	20,277,092	17,592,915
End of period (1)	$27,985,570	$20,277,092
(1) Includes undistributed net investment income (loss)	$328,418	$18,102

SEE NOTES TO FINANCIAL STATEMENTS

Total Return Fund
Year Ended 12/31/16	Year Ended 12/31/15

$568,401	$201,139
(268,536)	168,112
692,234	(436,610)
992,099	(67,359)

(1,072)	—
(203,772)	(94,863)
(129,872)	(53,911)
(46,807)	(29,596)

(435)	—
(82,178)	(96,292)
(42,210)	(49,651)
(47,238)	(47,166)
(553,584)	(371,479)

225,182
1,507
(140,491)
86,198

4,240,245	2,318,914
14,179,827
263,515	170,143
(9,473,644)	(1,036,607)
9,209,943	1,452,450

1,441,627	3,682,084
7,438,464
169,102	102,678
(3,525,978)	(3,532,236)
5,523,215	252,526

697,486	1,279,474
8,010,088
90,396	73,920
(4,297,551)	(231,835)
4,500,419	1,121,559
735,947
20,055,722	2,826,535
20,494,237	2,387,697

11,091,775	8,704,078
$31,586,012	$11,091,775
$193,640	$20,113

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Large Cap Fund[1]	Mid Cap Fund[2]
	Period Ended 12/31/16	Period Ended 12/31/16
Individual Investor Class
Shares sold	102	38,617
Shares issued in reinvestment of distributions	—	515
Shares redeemed	—	(10,290)
Net increase (decrease) in shares outstanding	102	28,842

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	—	5,951
Shares issued in in kind subscription	79,689,550	15,961,414
Shares issued in reinvestment of distributions	53,604	348,069
Shares redeemed	—	(36)
Net increase (decrease) in shares outstanding	79,743,154	16,315,398

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

	International ESG Index Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Individual Investor Class
Shares sold	7,099,277	6,158,518
Shares issued in reinvestment of distributions	274,700	113,670
Shares redeemed	(3,147,105)	(2,523,478)
Net increase (decrease) in shares outstanding	4,226,872	3,748,710

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	21,525,533	32,248,255
Shares issued in reinvestment of distributions	1,170,900	551,896
Shares redeemed	(10,701,836)	(3,245,725)
Net increase (decrease) in shares outstanding	11,994,597	29,554,426

Class R
Shares sold	72,575	30,931
Shares issued in reinvestment of distributions	2,829	1,447
Shares redeemed	(45,644)	(21,214)
Net increase (decrease) in shares outstanding	29,760	11,164

[1]	Commencement of Operations is December 12, 2016. (Note A)
[2]	Commencement of Operations is March 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

Small Cap Fund		ESG Beta Quality Fund		ESG Beta Dividend Fund[1]
Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16

5,543,358	13,038,448	785,969	1,127,502	1
372,066	97,900	886,027	538,833	—
(4,477,132)	(4,267,608)	(1,335,262)	(1,225,815)	—
1,438,292	8,868,740	336,734	440,520	1

1,007,794	1,223,563	67,906	93,649
51,030	12,174	21,483	10,047
(619,185)	(514,494)	(20,161)	(12,953)
439,639	721,243	69,228	90,743

16,874,824	16,743,968	507,308	472,696	—
				13,838,793
603,625	129,155	130,881	109,635	15,917
(5,737,566)	(2,917,817)	(1,203,977)	(442,288)	—
11,740,883	13,955,306	(565,788)	140,043	13,854,710

186,713	171,597	27,982	44,960
3,119	684	8,653	5,315
(97,729)	(57,292)	(33,376)	(14,321)
92,103	114,989	3,259	35,954

Global Women’s Index Fund		Global Environmental Markets Fund
Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

783,031	971,972	2,894,496	2,136,032
58,493	66,871	46,021	76,072
(586,206)	(473,479)	(2,382,741)	(1,316,248)
255,318	565,364	557,776	895,856

		270,899	475,850
		4,400	9,103
		(399,469)	(166,950)
		(124,170)	318,003

1,057,931	555,542	6,612,461	5,259,933
22,387	16,635	103,437	102,858
(273,532)	(182,985)	(2,010,404)	(1,348,817)
806,786	389,192	4,705,494	4,013,974

		60,156	69,806
		578	1,587
		(41,025)	(82,739)
		19,709	(11,346)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest, continued

Core Bond Fund[1]
Period Ended 12/31/16
Individual Investor Class
Shares sold	10,846
Shares issued in reinvestment of distributions	7
Shares redeemed	—
Net increase (decrease) in shares outstanding	10,853

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	—
Shares issued in in kind subscription	60,083,086
Shares issued in reinvestment of distributions	73,019
Shares redeemed	—
Net increase (decrease) in shares outstanding	60,156,105

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

	Capital Appreciation Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Individual Investor Class
Shares sold	5,242
Shares issued in reinvestment of distributions	36
Shares redeemed	(849)
Net increase (decrease) in shares outstanding	4,429

Class A
Shares sold	375,109	425,617
Shares issued in connection with fund acquisition	898,568
Shares issued in reinvestment of distributions	32,879	31,922
Shares redeemed	(1,126,135)	(147,038)
Net increase in shares outstanding	180,421	310,501

Institutional Class
Shares sold	303,352	107,700
Shares issued in connection with fund acquisition	274,774
Shares issued in reinvestment of distributions	9,666	8,264
Shares redeemed	(330,049)	(101,141)
Net increase (decrease) in shares outstanding	257,743	14,823

Class C
Shares sold	74,941	118,501
Shares issued in connection with fund acquisition	228,359
Shares issued in reinvestment of distributions	8,768	9,257
Shares redeemed	(234,227)	(118,000)
Net increase (decrease) in shares outstanding	77,841	9,758

[1]	Commencement of Operations is December 12, 2016. (Note A)

SEE NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund		Balanced Fund
Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

6,161,960	11,424,575	3,755,137	3,720,601
1,960,488	2,452,964	2,078,479	5,508,927
(12,729,382)	(25,087,817)	(7,723,141)	(9,311,560)
(4,606,934)	(11,210,278)	(1,889,525)	(82,032)

360,864	589,205
42,322	31,174
(512,931)	(108,792)
(109,745)	511,587

7,196,109	7,511,337	2,670,613	2,861,032

1,133,746	1,293,470	371,971	872,522
(9,572,756)	(11,473,450)	(2,332,984)	(2,474,098)
(1,242,901)	(2,668,643)	709,600	1,259,456

15,246	60,580	62,567	77,359
6,452	7,242	7,482	20,014
(12,339)	(118,632)	(69,429)	(43,057)
9,359	(50,810)	620	54,316

Total Return Fund
Year Ended 12/31/16	Year Ended 12/31/15

20,914
141
(12,903)
8,152

396,634	212,857
1,344,059
24,583	15,747
(877,094)	(95,297)
888,182	133,307

135,659	350,446
703,733
15,742	9,481
(325,890)	(325,518)
529,244	34,409

66,492	118,014
771,685
8,586	6,926
(403,082)	(21,951)
443,681	102,989

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Large Cap Fund[5]
Individual Investor Class
Period Ended December 31, 2016	$10.00	$—	$(0.08)	$(0.08)	$0.01	$—
Institutional Class
Period Ended December 31, 2016	$10.00	$0.01	$(0.09)	$(0.08)	$0.01	$—

Mid Cap Fund[6]
Individual Investor Class
Period Ended December 31, 2016	$10.00	$0.14	$0.70	$0.84	$0.12	$0.10
Institutional Class
Period Ended December 31, 2016	$10.00	$0.14	$0.71	$0.85	$0.14	$0.10

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.01	$9.91	(0.83%)	$1	0.96%	1.06%	0.96%	3%[7]

$0.01	$9.91	(0.83%)	$789,950	0.71%	1.31%	0.71%	3%[7]

$0.22	$10.62	8.35%	$306	1.15%	1.82%	1.15%	53%[7]

$0.24	$10.61	8.41%	$173,176	0.90%	1.75%	0.90%	53%[7]

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	Per share data is reflected from the Fund’s inception date of March 31, 2016.
[7]	For purposes of calculating the turnover ratio for the Large Cap Fund and Mid Cap Fund, transactions related to the in-kind subscription have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain(loss)	Total from investment operations	From net investment income	From net realized gains
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2016	$13.30	$0.12	$2.26	$2.38	$0.10	$0.24
Year Ended December 31, 2015	13.92	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.58	0.12	0.83	0.95	0.10	0.51
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25
Class A
Year Ended December 31, 2016	$13.28	$0.12	$2.25	$2.37	$0.10	$0.24
Year Ended December 31, 2015	13.90	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.56	0.13	0.83	0.96	0.11	0.51
Period Ended December 31, 2013[5]	11.83	0.13	3.15	3.28	0.13	1.42
Institutional Class
Year Ended December 31, 2016	$13.38	$0.16	$2.27	$2.43	$0.13	$0.24
Year Ended December 31, 2015	14.00	0.06	(0.56)	(0.50)	0.05	0.07
Year Ended December 31, 2014	13.65	0.16	0.83	0.99	0.13	0.51
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25
Class R
Year Ended December 31, 2016	$13.18	$0.09	$2.24	$2.33	$0.09	$0.24
Year Ended December 31, 2015	13.81	(0.01)	(0.55)	(0.56)	—	0.07
Year Ended December 31, 2014	13.48	0.09	0.82	0.91	0.07	0.51
Year Ended December 31, 2013	10.52	0.08	4.39	4.47	0.09	1.42
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.34	$15.34	17.90%	$272,159	1.19%	0.82%	1.19%	49%
0.09	13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%
0.61	13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%
1.53	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%
0.35	10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%

$0.34	$15.31	17.85%	$39,477	1.19%	0.84%	1.19%	49%
0.09	13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%
0.62	13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%
1.55	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%

$0.37	$15.44	18.17%	$482,315	0.94%	1.14%	0.94%	49%
0.12	13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%
0.64	14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%
1.56	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%
0.37	10.62	13.75%	442	0.99%	1.69%	1.95%	166%

$0.33	$15.18	17.62%	$4,664	1.45%	0.64%	1.45%	49%
0.07	13.18	(4.09%)	2,836	1.47%	(0.07%)	1.48%	48%
0.58	13.81	6.79%	1,384	1.49%	0.63%	1.62%	167%
1.51	13.48	42.90%	621	1.49%	0.58%	1.91%	162%
0.33	10.52	13.24%	111	1.49%	2.12%	2.45%	166%

[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Individual Investor Class
Year Ended December 31, 2016	$17.55	$0.16	$0.95	$1.11	$0.16	$1.60
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—
Class A
Year Ended December 31, 2016	$17.52	$0.17	$0.93	$1.10	$0.16	$1.60
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70
Period Ended December 31, 2013[5]	14.39	—	3.09	3.09	0.05	0.37
Institutional Class
Year Ended December 31, 2016	$17.97	$0.19	$0.99	$1.18	$0.21	$1.60
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—
Class R
Year Ended December 31, 2016	$17.45	$0.12	$0.94	$1.06	$0.12	$1.60
Year Ended December 31, 2015	18.18	(0.01)	0.38	0.37	0.01	1.09
Year Ended December 31, 2014	17.03	0.08	1.85	1.93	0.08	0.70
Year Ended December 31, 2013	13.48	(0.01)[6]	3.95	3.94	0.02	0.37
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—

ESG Beta Dividend Fund[7]
Individual Investor Class
Period Ended December 31, 2016	$9.96	$0.01	$(0.10)	$(0.09)	$0.01	$—
Institutional Class
Period Ended December 31, 2016	$9.96	$0.01	$(0.10)	$(0.09)	$0.01	$—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.76	$16.90	6.26%	$161,041	1.07%	0.93%	1.09%	80%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%
0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%
0.41	17.08	29.61%	141,698	1.29%	0.18%	1.35%	27%
0.02	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%

$1.76	$16.86	6.24%	$4,296	1.06%	0.96%	1.09%	80%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%
0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%
0.42	17.06	21.58%	289	1.29%	0.02%	1.35%	27%

$1.81	$17.34	6.49%	$27,580	0.84%	1.08%	0.84%	80%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%
0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%
0.42	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%
0.07	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%

$1.72	$16.79	5.99%	$1,597	1.31%	0.70%	1.34%	80%
1.10	17.45	1.97%	1,603	1.49%	(0.05%)	1.53%	26%
0.78	18.18	11.37%	1,016	1.51%	0.47%	1.57%	29%
0.39	17.03	29.30%	819	1.54%	(0.07%)	1.60%	27%
—	13.48	12.80%	489	1.54%	0.11%	1.69%	21%

$0.01	$9.86	(0.89%)	$0	0.90%	1.93%	0.90%	0%[8]

$0.01	$9.86	(0.89%)	$136,601	0.65%	2.18%	0.65%	0%[8]

[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]

The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[7]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[8]	For purposes of calculating the turnover ratio for the ESG Beta Dividend Fund, transactions related to the in-kind subscription have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
International ESG Index Fund
Individual Investor Class
Year Ended December 31, 2016	$8.13	$0.20	$(0.35)	$(0.15)	$0.19	$—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.00	[7]
Period Ended December 31, 2014[5]	8.84	0.20	(0.70)	(0.50)	0.11	0.04
Institutional Class[6]
Year Ended December 31, 2016	$7.99	$0.21	$(0.34)	$(0.13)	$0.21	$—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.00	[7]
Year Ended December 31, 2014	8.84	0.34	(0.80)	(0.46)	0.29	0.04
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—
Year Ended December 31, 2012	6.36	0.22	0.76	0.98	0.19	—
Class R
Year Ended December 31, 2016	$8.07	$0.18	$(0.35)	$(0.17)	$0.17	$—
Year Ended December 31, 2015	8.13	0.15	(0.09)	0.06	0.12	0.00	[7]
Period Ended December 31, 2014[5]	8.80	0.16	(0.67)	(0.51)	0.12	0.04

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from class inception date of March 31, 2014
[6]

Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the “Reorganizations”). Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

					Ratios to average net assets[3]
Total distributions	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.19	$—	$7.79	(1.85%)	$97,924	0.80%	2.55%	0.80%	44%[9]
0.14	—	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[9]
0.15	—	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[8,9]

$0.21	$—	$7.65	(1.63%)	$402,694	0.55%	2.76%	0.55%	44%[9]
0.16	—	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[9]
0.33	—	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[8,9]
0.17	0.08	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%
0.19	0.08	7.23	16.98%	13,162	0.55%	3.21%	0.55%	8%

$0.17	$—	$7.73	(2.07%)	$1,080	1.05%	2.34%	1.05%	44%[9]
0.12	—	8.07	0.66%	888	1.05%	1.75%	1.05%	86%[9]
0.16	—	8.13	(6.06%)	803	1.05%	1.86%	1.05%	36%[8,9]

[7]	Rounds to less than $0.01
[8]	For purposes of calculating turnover ratio for the International ESG Index Fund, transactions related to the Reorganization have been excluded.
[9]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International ESG Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 10% for the year ended December 31, 2016, 8% for the year ended December 31, 2015, and 15% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Index Fund[4]
Individual Investor Class
Year Ended December 31, 2016	$19.75	$0.39	$0.79	$1.18	$0.37	$—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Year Ended December 31, 2014	21.78	0.47	0.84	1.31	0.45	2.21
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—
Institutional Class
Year Ended December 31, 2016	$19.83	$0.42	$0.82	$1.24	$0.42	$—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16
Year Ended December 31, 2014	21.86	0.39	0.99	1.38	0.51	2.21
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.37	$20.56	6.01%	$72,771	0.92%	1.93%	0.92%	49%[5]
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50%[5]
2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134%[5]
0.19	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%
0.22	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%

$0.42	$20.65	6.30%	$37,920	0.67%	2.09%	0.67%	49%[5]
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50%[5]
2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134%[5]
0.22	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%
0.27	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%

[4]

Effective June 4, 2014, the Global Women’s Index Fund acquired the assets of the Pax World Global Women’s Equality Fund, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Index Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 21% for the year ended December 31, 2016, 25% for the year ended December 31, 2015, and 99% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2016	$11.96	$0.08	$1.19	$1.27	$0.07	$—
Year Ended December 31, 2015	12.25	0.04	(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.80	0.07	(0.42)	(0.35)	0.12	0.08
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—
Class A
Year Ended December 31, 2016	$11.94	$0.08	$1.19	$1.27	$0.07	$—
Year Ended December 31, 2015	12.23	0.04	(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.78	0.04	(0.38)	(0.34)	0.13	0.08
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02
Institutional Class
Year Ended December 31, 2016	$12.03	$0.11	$1.20	$1.31	$0.10	$—
Year Ended December 31, 2015	12.31	0.07	(0.21)	(0.14)	0.06	0.08
Year Ended December 31, 2014	12.86	0.08	(0.40)	(0.32)	0.15	0.08
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—
Class R
Year Ended December 31, 2016	$11.86	$0.04	$1.19	$1.23	$0.04	$—
Year Ended December 31, 2015	12.16	0.01	(0.21)	(0.20)	0.02	0.08
Year Ended December 31, 2014	12.71	0.04	(0.42)	(0.38)	0.09	0.08
Year Ended December 31, 2013	9.81	0.05	3.05	3.10	0.18	0.02
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.07	$13.16	10.62%	$122,610	1.29%	0.61%	1.34%	30%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%
0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%
0.22	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%
0.15	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%

$0.07	$13.14	10.62%	$13,042	1.30%	0.63%	1.34%	30%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%
0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%
0.24	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%

$0.10	$13.24	10.91%	$209,759	1.04%	0.86%	1.09%	30%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%
0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%
0.25	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%
0.18	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%

$0.04	$13.05	10.35%	$2,794	1.54%	0.36%	1.59%	30%
0.10	11.86	(1.65%)	2,305	1.65%	0.06%	1.66%	22%
0.17	12.16	(3.04%)	2,501	1.65%	0.30%	1.71%	27%
0.20	12.71	31.72%	2,476	1.65%	0.42%	1.79%	20%
0.14	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund[5]
Individual Investor Class
Period Ended December 31, 2016	$9.93	$0.01	$0.08	$0.09	$0.01	$—
Institutional Class
Period Ended December 31, 2016	$9.93	$0.01	$0.08	$0.09	$0.01	$—

High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2016	$6.25	$0.38	$0.45	$0.83	$0.37	$—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07
Class A
Year Ended December 31, 2016	$6.26	$0.38	$0.45	$0.83	$0.37	$—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01
Period Ended December 31, 2013[7]	7.67	0.29	(0.08)	0.21	0.30	0.01
Institutional Class
Year Ended December 31, 2016	$6.23	$0.39	$0.45	$0.84	$0.39	$—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07
Class R
Year Ended December 31, 2016	$6.25	$0.36	$0.46	$0.82	$0.36	$—
Year Ended December 31, 2015	7.03	0.38	(0.78)	(0.40)	0.38	—
Year Ended December 31, 2014	7.57	0.42	(0.53)	(0.11)	0.42	0.01
Year Ended December 31, 2013	7.53	0.44	0.05	0.49	0.44	0.01
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.01	$10.01	0.87%	$109	0.74%	1.99%	0.74%	1%[6]

$0.01	$10.01	0.93%	$602,384	0.49%	2.23%	0.49%	1%[6]

$0.37	$6.71	13.81%	$228,936	0.99%	5.90%	0.99%	111%
0.40	6.25	(5.74%)	242,038	0.96%	5.82%	0.96%	78%
0.45	7.03	(1.41%)[8]	351,180	0.98%	5.81%	0.98%	74%
0.49	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%
0.60	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%

$0.37	$6.72	13.80%	$5,623	0.98%	5.88%	0.98%	111%
0.40	6.26	(5.73%)	5,923	0.96%	5.87%	0.96%	78%
0.45	7.04	(1.27%)[8]	3,061	0.98%	5.80%	0.98%	74%
0.31	7.57	2.78%	786	0.96%	5.87%	0.96%	58%

$0.39	$6.68	13.96%	$166,051	0.74%	6.15%	0.74%	111%
0.42	6.23	(5.54%)	162,425	0.71%	6.08%	0.71%	78%
0.47	7.01	(1.05%)[8]	201,435	0.73%	6.07%	0.73%	74%
0.48	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%
0.62	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%

$0.36	$6.71	13.52%	$786	1.24%	5.64%	1.24%	111%
0.38	6.25	(5.97%)	674	1.21%	5.57%	1.21%	78%
0.43	7.03	(1.64%)[8]	1,115	1.23%	5.56%	1.23%	74%
0.45	7.57	6.63%	694	1.21%	5.82%	1.21%	58%
0.59	7.53	13.29%	882	1.23%	6.96%	1.23%	73%

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for the Core Bond Fund, transactions related to the in-kind subscription have been excluded (Note C).
[7]	Per share data is reflected from class inception date of May 1, 2013.
[8]

In 2014, the Investment Adviser reimbursed the Fund $90,278 for a realized loss incurred by the Fund due to a trading error. Before the reimbursement from Adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Balanced Fund
Individual Investor Class
Year Ended December 31, 2016	$21.76	$0.29	$0.97	$1.26	$0.29	$0.39
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—
Institutional Class
Year Ended December 31, 2016	$22.04	$0.35	$0.98	$1.33	$0.35	$0.39
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—
Class R
Year Ended December 31, 2016	$21.91	$0.24	$0.96	$1.20	$0.23	$0.39
Year Ended December 31, 2015	23.84	0.20	(0.36)	(0.16)	0.15	1.62
Year Ended December 31, 2014	24.62	0.17	1.72	1.89	0.17	2.50
Year Ended December 31, 2013	23.86	0.22	3.56	3.78	0.15	2.87
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.68	$22.34	5.81%	$1,596,717	0.77%	1.31%	0.87%	49%
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%
2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%
3.08	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%
0.37	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%

$0.74	$22.63	6.06%	$279,574	0.52%	1.56%	0.62%	49%
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%
2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%
3.14	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%
0.43	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%

$0.62	$22.49	5.50%	$6,263	1.02%	1.06%	1.12%	49%
1.77	21.91	(0.72%)	6,087	1.12%	0.84%	1.15%	61%
2.67	23.84	7.68%	5,328	1.16%	0.66%	1.17%	52%
3.02	24.62	16.09%	4,548	1.16%	0.86%	1.17%	62%
0.32	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Capital Appreciation Fund
Individual Class
Period Ended December 31, 2016[5]	$11.68	$0.16	$0.71	$0.87	$—	$0.18
Class A
Year Ended December 31, 2016	$11.63	$0.13	$0.80	$0.93	$0.01	$0.18
Year Ended December 31, 2015	12.49	0.15	(0.60)	(0.45)	0.13	0.28
Year Ended December 31, 2014	12.13	0.20	0.62	0.82	0.16	0.30
Year Ended December 31, 2013	11.30	0.16	2.50	2.66	0.13	1.70
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	—
Institutional Class
Year Ended December 31, 2016	$11.66	$0.17	$0.80	$0.97	$0.01	$0.18
Year Ended December 31, 2015	12.52	0.17	(0.59)	(0.42)	0.16	0.28
Year Ended December 31, 2014	12.15	0.24	0.62	0.86	0.19	0.30
Year Ended December 31, 2013	11.30	0.22	2.49	2.71	0.16	1.70
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	—
Class C
Year Ended December 31, 2016	$11.56	$0.04	$0.79	$0.83	$—	$0.18
Year Ended December 31, 2015	12.44	0.05	(0.59)	(0.54)	0.06	0.28
Year Ended December 31, 2014	12.08	0.11	0.61	0.72	0.06	0.30
Year Ended December 31, 2013	11.27	0.06	2.50	2.56	0.05	1.70
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.18	$12.37	7.51%	$55	0.95%	1.75%	1.52%	38%[6]

$0.19	$12.37	8.03%	$16,758	0.94%	1.08%	1.49%	38%[6]
0.41	11.63	(3.75%)	13,657	1.01%	1.20%	1.99%	12%
0.46	12.49	6.83%	10,785	1.02%	1.65%	2.76%	12%
1.83	12.13	23.86%	5,966	1.12%	1.25%	3.02%	140%
0.17	11.30	10.60%	3,618	1.13%	1.64%	3.61%	48%

$0.19	$12.44	8.38%	$5,898	0.69%	1.42%	1.23%	38%[6]
0.44	11.66	(3.51%)	2,525	0.76%	1.35%	1.74%	12%
0.49	12.52	7.13%	2,525	0.77%	1.96%	2.52%	12%
1.86	12.15	24.32%	1,487	0.87%	1.77%	2.77%	140%
0.20	11.30	10.96%	5,286	0.88%	1.86%	3.36%	48%

$0.18	$12.21	7.24%	$5,275	1.69%	0.33%	2.24%	38%[6]
0.34	11.56	(4.49%)	4,095	1.76%	0.41%	2.74%	12%
0.36	12.44	6.02%	4,283	1.77%	0.89%	3.52%	12%
1.75	12.08	22.94%	3,694	1.87%	0.44%	3.77%	140%
0.08	11.27	9.80%	2,240	1.88%	0.84%	4.35%	48%

[5]	Per share data is reflected from class inception date of April 1, 2016.
[6]	For the purposes of calculating the turnover ratio for the Capital Appreciation Fund, transactions related to the Reorganization have been excluded (Note A).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain(loss)	Total from investment operations	From net investment income	From net realized gains
Total Return Fund
Individual Class
Period Ended December 31, 2016[5]	$10.57	$0.16	$0.24	$0.40	$0.12	$0.04
Class A
Year Ended December 31, 2016	$10.49	$0.20	$0.29	$0.49	$0.13	$0.04
Year Ended December 31, 2015	11.04	0.23	(0.37)	(0.14)	0.20	0.21
Year Ended December 31, 2014	10.72	0.25	0.44	0.69	0.22	0.15
Year Ended December 31, 2013	10.92	0.22	0.81	1.03	0.20	1.03
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10
Institutional Class
Year Ended December 31, 2016	$10.50	$0.23	$0.29	$0.52	$0.15	$0.04
Year Ended December 31, 2015	11.06	0.24	(0.37)	(0.13)	0.22	0.21
Year Ended December 31, 2014	10.73	0.28	0.44	0.72	0.24	0.15
Year Ended December 31, 2013	10.93	0.25	0.81	1.06	0.23	1.03
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10
Class C
Year Ended December 31, 2016	$10.34	$0.12	$0.28	$0.40	$0.05	$0.04
Year Ended December 31, 2015	10.90	0.14	(0.37)	(0.23)	0.12	0.21
Year Ended December 31, 2014	10.60	0.16	0.43	0.59	0.14	0.15
Year Ended December 31, 2013	10.82	0.13	0.81	0.94	0.13	1.03
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.16	$10.81	3.87%	$88	0.89%	1.91%	1.45%	27%[6]

$0.17	$10.81	4.70%	$15,252	0.88%	1.86%	1.49%	27%[6]
0.41	10.49	(1.40%)	5,476	0.90%	2.06%	2.89%	44%
0.37	11.04	6.46%	4,292	0.92%	2.24%	4.11%	27%
1.23	10.72	9.65%	2,728	0.99%	1.93%	4.16%	97%
0.32	10.92	6.99%	1,835	1.00%	2.01%	4.34%	84%

$0.19	$10.83	5.06%	$8,578	0.63%	2.13%	1.24%	27%[6]
0.43	10.50	(1.26%)	2,760	0.65%	2.20%	2.64%	44%
0.39	11.06	6.80%	2,525	0.67%	2.54%	3.86%	27%
1.26	10.73	9.89%	2,168	0.74%	2.17%	3.91%	97%
0.35	10.93	7.23%	4,761	0.75%	2.25%	4.08%	84%

$0.09	$10.65	3.96%	$7,668	1.63%	1.11%	2.23%	27%[6]
0.33	10.34	(2.20%)	2,856	1.65%	1.33%	3.64%	44%
0.29	10.90	5.65%	1,887	1.67%	1.50%	4.86%	27%
1.16	10.60	8.82%	1,450	1.74%	1.19%	4.91%	97%
0.25	10.82	6.23%	882	1.75%	1.27%	5.09%	84%

[5]	Per share data is reflected from class inception date of April 1, 2016.
[6]	For the purposes of calculating the turnover ratio for the Total Return Fund, transactions related to the Reorganization have been excluded (Note A).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2016
Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2016, Trust I offered twelve investment funds: The Pax Large Cap Fund (the “Large Cap Fund”), Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), the Pax MSCI International ESG Index Fund (“International Index Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), Pax Balanced Fund (the “Balanced Fund”), Pax Sustainable Managers Capital Appreciation Fund (the “Capital Appreciation Fund”), and the Pax Sustainable Managers Total Return Fund (the “Total Return Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Index Fund (the “Global Women’s Index Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

Effective June 30, 2016 Aperio Group LLC began serving as sub-adviser to the ESG Beta Quality Fund. The changes occurred pursuant to a shareholder meeting held June 15, 2016 where shareholders approved the changes.

Effective December 12, 2016, as a result of in-kind transfers, three new funds commenced operations, the Large Cap Fund, ESG Beta Dividend Fund and Core Bond Fund. The registration statement for these Funds became effective on December 16, the first day they were available for sale to the general public. Prior to December 16, 2016, the Funds were 100% owned by the Balanced Fund. Therefore, as referenced throughout the financial statements, the inception date of the Funds, used for performance reporting and per share data, is December 16, 2016; and the commencement of operations, the first day the Funds were fully invested, commenced income and expense accruals, and recognized market value changes in the Funds’ net asset values, is December 12, 2016.

December 31, 2016

Effective March 29, 2016 the Capital Appreciation Fund (formerly the ESG Managers Growth and Income Portfolio) and the Total Return Fund (formerly the ESG Managers Income Portfolio) (the “Acquiring Funds”) acquired the assets of ESG Managers Growth Portfolio and ESG Managers Balanced Portfolio, (the “Target Funds”, each a series of Trust I), respectively. The acquisitions were based on valuations as of the close of business on March 29, 2016, pursuant to an Agreement and Plan of Reorganization dated December 3, 2015 (“the Reorganizations”). The purpose of the Reorganizations was to enable shareholders to invest in a larger, potentially more efficient portfolio which would be expected to result in reduced operating expenses for shareholders. The Reorganizations were accomplished by tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares and net assets of the Target Funds and Acquiring Funds immediately prior to the Reorganizations were as follows:

ESG Managers Growth Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	917,800	$11.41	$10,468,434
Institutional Class	280,043	$11.47	$3,212,112
Class C shares	235,680	$11.20	$2,639,824

ESG Managers Growth and Income Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,228,813	$11.65	$14,314,148
Institutional Class	249,833	$11.69	$2,919,750
Class C shares	375,626	$11.56	$4,342,599

ESG Managers Balanced Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,285,399	$10.91	$14,025,624
Institutional Class	680,221	$10.94	$7,439,951
Class C shares	742,796	$10.78	$8,010,086

ESG Managers Income Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	558,472	$10.55	$5,891,246
Institutional Class	279,421	$10.57	$2,954,175
Class C shares	277,407	$10.38	$2,880,759

December 31, 2016
Notes to Financial Statements, continued

Shares and net assets of the Acquiring Funds immediately after the Reorganizations were as follows:

Capital Appreciation Fund	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	2,127,390	$11.65	$24,782,582
Institutional Class	524,608	$11.69	$6,131,862
Class C shares	603,985	$11.56	$6,982,423

Total Return Fund	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,887,915	$10.55	$19,916,870
Institutional Class	983,295	$10.57	$10,394,126
Class C shares	1,049,092	$10.38	$10,890,845

The Large Cap Fund, Mid Cap Fund, ESG Beta Dividend Fund, Global Women’s Index Fund and Core Bond Fund each offer two classes of shares—Individual Investor Class shares and Institutional Class shares. The International Index Fund and Balanced Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. The Capital Appreciation Fund and Total Return Fund each have four classes of shares—Individual Investor Class Shares, Class A shares, Institutional Class shares and Class C shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stock and warrants) of companies that, when purchased, have market capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

December 31, 2016

The Mid Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities of companies that the Adviser believes have strong Environmental, Social and Governance (ESG) profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

The International Index Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or a representative sampling of the component securities of the MSCI EAFE ESG Index.

The Global Women’s Index Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or an enhanced, optimized or representative sampling of the component securities, of the Women’s Index, including at least 40% of its net assets in the securities of non-U.S. issuers.

December 31, 2016
Notes to Financial Statements, continued

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States Government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds that, at the time of purchase, are rated at least investment grade (rated BBB- or higher by Standard and Poor’s Ratings Group or Baa or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that are determined by the High Yield Bond Fund’s investment adviser to be of comparable quality (commonly referred to as “junk bonds”).

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing (directly or indirectly through the use of Underlying Funds) approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Capital Appreciation Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing (directly or indirectly through underlying funds), under normal market conditions, most of its

December 31, 2016

assets in equity securities, although it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds).

The Total Return Fund’s primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing (directly or indirectly through underlying funds), under normal market conditions, a majority of its assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds) although it may invest a portion of its assets in equity securities (e.g., stocks). The Fund may invest in securities of non-U.S. issuers, including investments in emerging markets.

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

December 31, 2016
Notes to Financial Statements, continued

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called “evaluated pricing”). The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined;

December 31, 2016

and changes in overall market conditions. At December 31, 2016, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $265,516 representing 0.04% of the Fund’s net asset value, and the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –	unadjusted quoted prices in active markets for identical investments

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used

December 31, 2016
Notes to Financial Statements, continued

for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2016:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$769,391,414	$—	$—	$769,391,414
Exchange Traded Funds	19,253,744	—	—	19,253,744
Cash Equivalents	—	1,142,000	—	1,142,000
Total	$788,645,158	$1,142,000	$—	$789,787,158

December 31, 2016

	Level 1	Level 2	Level 3*	Totals
Mid Cap
Common Stocks	$163,355,779	$—	$—	$163,355,779
Cash Equivalents	—	6,863,000	—	6,863,000
Total	$163,355,779	$6,863,000	$—	$170,218,779
Small Cap
Common Stocks	$777,905,591	$—	$—	$777,905,591
Cash Equivalents	18,992,177	16,776,000	—	35,768,177
Total	$796,897,768	$16,776,000	$—	$813,673,768
ESG Beta Quality
Common Stocks	$192,365,468	$—	$—	$192,365,468
Cash Equivalents	593,023	1,738,000	—	2,331,023
Total	$192,958,491	$1,738,000	$—	$194,696,491
ESG Beta Dividend
Common Stocks	$136,436,915	$—	$—	$136,436,915
Total	$136,436,915	$—	$—	$136,436,915
International Index
Common Stocks	$908,590	$497,071,916	$—	$497,980,506
Preferred Stocks	—	2,505,942	—	2,505,942
Exchange Traded Funds	1,418,137	—	—	1,418,137
Total	$2,326,727	$499,577,858	$—	$501,904,585
Global Women’s Index
Common Stocks	$73,323,402	$34,720,419	$—	$108,043,821
Preferred Stocks	—	165,945	—	165,945
Exchange Traded Funds	2,143,463	—	—	2,143,463
Cash Equivalents	125,132	635,000	—	760,132
Total	$75,591,997	$35,521,364	$—	$111,113,361
Global Environmental Markets
Common Stocks	$189,457,283	$148,204,888	$—	$337,662,171
Cash Equivalents	—	10,623,000	—	10,623,000
Total	$189,457,283	$158,827,888	$—	$348,285,171
Core Bond
Community Investment Notes	$—	$3,097,752	$265,516	$3,363,268
Corporate Bonds	—	168,899,077	—	168,899,077
U.S. Gov't Agency Bonds	—	19,784,746	—	19,784,746
Government Bonds	—	5,256,520	—	5,256,520
Municipal Bonds	—	31,356,481	—	31,356,481
U.S. Treasury Notes	—	186,816,646	—	186,816,646
Mortgage-Backed Securities	—	173,251,232	—	173,251,232
Cash Equivalents	422,388	9,887,000	—	10,309,388
Total	$422,388	$598,349,454	$265,516	$599,037,358

December 31, 2016
Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
High Yield Bond
Common Stocks	$300,000	$—	$0	$300,000
Preferred Stocks	—	—	0	0
Corporate Bonds	—	364,662,430	—	364,662,430
Loans	—	14,811,351	—	14,811,351
Cash Equivalents	200,443	18,648,773	—	18,849,216
Total	$500,443	$398,122,554	$0	$398,622,997
Balanced
Affiliated Investment Companies	$1,862,224,890	$—	$—	$1,862,224,890
Cash Equivalents	—	17,769,000	—	17,769,000
Total	$1,862,224,890	$17,769,000	$—	$1,879,993,890
Capital Appreciation
Affiliated Investment Companies	$8,212,792	$—	$—	$8,212,792
Non-affiliated Investment Companies	19,848,859	—	—	19,848,859
Total	$28,061,651	$—	$—	$28,061,651
Total Return
Affiliated Investment Companies	$4,946,524	$—	$—	$4,946,524
Non-affiliated Investment Companies	26,773,493	—	—	26,773,493
Total	$31,720,017	$—	$—	$31,720,017

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Core Bond Fund
Bonds and Notes
Balance as of December 31, 2015	$—
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	9,532
Purchases/Received in Exchange	255,984
Sales/Maturities	—
Transfers in to and/or out of Level Three	—
Balance as of December 31, 2016	$265,516

December 31, 2016

High Yield Bond
Stocks
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	—
Purchases/Received in Exchange	—
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of December 31, 2016	$0

Balanced
Bonds and Notes
Balance as of December 31, 2015	$260,445
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	(4,461)
Purchases	—
Sales/Maturities/Delivered in Exchange	(255,984)
Transfers in to and/or out of Level Three	—
Balance as of December 31, 2016	$—

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 1 to Level 2 transfers were: $12,091,218 for the International Index Fund and $797,591 for the Global Women’s Index Fund; and Level 2 to Level 1 transfers were: $908,590 for the International Index Fund and $4,023,568 for the Global Environmental Markets Fund. All such transfers were due to utilization of the pricing vendor’s fair value pricing of foreign securities.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

December 31, 2016
Notes to Financial Statements, continued

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

December 31, 2016

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2016, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient

December 31, 2016
Notes to Financial Statements, continued

to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2016, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value*	Over (Under) Collateralized
Mid Cap	$7,009,805	$—	$7,275,571	$265,766
Small Cap	66,548,299	18,992,177	49,166,795	1,610,673
ESG Beta Quality	50,372,954	593,023	51,145,733	1,365,802
Global Women's Index	20,493,636	125,132	20,945,770	577,266
Global Environmental Markets	13,243,117	—	13,525,263	282,146

*	Non-cash collateral is not included in the financial statements.

For the Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, Women’s Index Fund and Global Environmental Markets Fund all of the securities on loan at December 31, 2016 are classified as Common Stocks in each Fund’s Schedule of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Pax World Management LLC and Pax Ellevate Management LLC, respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management

December 31, 2016

and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced (1/1/16-12/11/16)	0.75%	0.50%
Balanced (12/12/16-12/31/16)	0.05%[1,2]	0.05%[1,2]

Fund	Annual Rate
Large Cap	0.65%
Mid Cap	0.75%
Small Cap	0.75%
ESG Beta Quality	0.65%[1,3]
ESG Beta Dividend	0.65%[1]
International Index	0.55%[1]
Global Women's Index	0.65%[1,5]
Global Environmental Markets	0.80%[4]
Core Bond	0.40%
High Yield Bond	0.50%
Capital Appreciation	0.45%[6]
Total Return	0.45%[6]

[1]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, The Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

[2]

Effective December 12, 2016, the Balanced Fund changed its expense structure to a unified fee. The Adviser has voluntarily agreed to waive 0.01% of the management fee, resulting in a net fee rate of 0.04%. This arrangement will continue in effect until at least December 31, 2017 unless modified or terminated by the Funds’ Trustees.

[3]

Effective June 30, 2016, the ESG Beta Quality Fund changed its expense structure to a unified fee. The ratio shown in the table above reflects the amount charged to the Fund after the change. The advisory fee prior to June 30, 2016 was 0.75%.

[4]	Effective June 30, 2016, the Global Environmental Markets Fund changed its advisory fee to 0.80%. Prior to June 30, 2016 the Fund’s advisory fee was 0.90%.

[5]	Effective April 1, 2016, the Global Women’s Index Fund changed its advisory fee to 0.65%. Prior to April 1, 2016 the Fund’s advisory fee was 0.74%

[6]

With respect to the portion of fund assets invested in mutual funds the Adviser was paid an advisory fee of 0.45%. The Adviser applied higher management fees to the portion of assets managed by a subadviser, resulting in annualized advisory fee ratios (expressed as a percentage of the average daily net assets of such Fund) for Capital Appreciation Fund and Total Return Fund of 0.46% and 0.45%, respectively.

December 31, 2016
Notes to Financial Statements, continued

For the period ended December 31, 2016, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$283,565
Mid Cap	938,887
Small Cap	4,765,306
ESG Beta Quality	1,384,180
ESG Beta Dividend	49,002
International Index	2,574,091
Global Women's Index	645,392
Global Environmental Markets	2,550,303
Core Bond	130,828
High Yield Bond	1,974,071
Balanced	8,913,458
Capital Appreciation	150,995
Total Return	147,233

The Adviser has contractually agreed to reimburse the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Individual Investor	Class A	Institutional	Class R	Class C
ESG Beta Quality [1,2]	0.90%	0.90%	0.65%	1.15%
International Index [1]	0.80%		0.55%	1.05%
Global Environmental Markets [2,3]	1.23%	1.23%	0.98%	1.48%
Global Women's Index [1,4]	0.90%		0.65%
Balanced Fund [1,5]	0.30%		0.05%	0.55%
Capital Appreciation [3]	1.04%	1.04%	0.79%		1.79%
Total Return [3]	0.94%	0.94%	0.69%		1.69%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

Represents reduced expense caps that became effective on June 30, 2016. For the period from January 1, 2016 through June 29, 2016, expenses were capped at 1.24%, 1.24% 0.99% and 1.49% for the Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares of the ESG Beta Quality Fund, respectively. And expenses of respective share classes of the Global Environmental Markets Fund were capped at 1.40%, 1.40%, 1.15% and 1.65%. respectively.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2017.

[4]

Effective April 1, 2016, the Global Women’s Index Fund changed its unified management fee to 0.65% (excluding distributor fees). Prior to April 1, 2016 the Fund’s unified management fee (excluding distributor fees) was 0.74%.

[5]	Represents reduced expense caps that became effective on December 12, 2016. For the period from January 1, 2016 through December 11, 2016, there were no expense cap limitations in place.

December 31, 2016

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the year ended December 31, 2016, the dollar amount of expense reimbursements for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R	Class C
ESG Beta Quality	$46,320	$1,149	$1,188	$468
Global Environmental Markets	50,915	5,570	83,641	1,149
Capital Appreciation	134	91,539	28,666		$27,923
Total Return	494	89,467	44,465		44,826

In addition, the Adviser voluntarily waived $1,796,652, $34,981, and $19,328 of its management fee from the Balanced Fund, Capital Appreciation Fund and Total Return Fund, respectively, related to each Fund’s investment in affiliates.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and Class A shares, 0.50% of the annual average daily net assets attributable to the R Class shares, and 0.75% of the annual average daily net assets attributable to the Class C shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a “Services Plan”) with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the

December 31, 2016
Notes to Financial Statements, continued

Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Advisers.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2016 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap[2]	$26,067,075	$—	$26,800,300	$—
Mid Cap[2]	76,627,864	—	76,491,129	—
Small Cap	486,407,108	—	301,554,522	—
ESG Beta Quality	155,328,434	—	172,025,624	—
ESG Beta Dividend[2]	—	—	—	—
International Index	326,699,590	—	203,174,520	—
Global Women's Index	68,241,211	—	46,866,061	—
Global Environmental Markets	147,518,186	—	89,166,677	—
Core Bond[2]	3,008,440	3,183,708	5,981,870	223,183
High Yield Bond	416,598,574	—	459,212,035	—
Balanced[2]	689,556,211	205,569,302	739,438,931	170,526,694
Capital Appreciation[2]	12,539,866	—	22,971,304	—
Total Return[2]	8,839,439	—	18,564,912	—

[1]	Excluding short-term investments and U.S. Government bonds.

[2]	Purchases and sales exclude in-kind transactions.

December 31, 2016

For federal income tax purposes, the identified cost of investments owned at December 31, 2016 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2016 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$649,945,068	$141,216,181	$1,374,091	$139,842,090
Mid Cap	149,584,639	25,334,968	4,700,828	20,634,140
Small Cap	747,718,220	109,358,731	43,403,183	65,955,548
ESG Beta Quality	138,359,861	57,069,238	732,608	56,336,630
ESG Beta Dividend	129,942,149	7,849,693	1,354,927	6,494,766
International Index	523,092,064	24,607,217	45,794,696	(21,187,479)
Global Women's Index	107,242,389	10,671,561	6,800,589	3,870,972
Global Environmental Markets	302,813,893	52,163,540	6,692,262	45,471,278
Core Bond	601,960,957	4,172,317	7,095,916	(2,923,599)
High Yield Bond	397,588,006	12,566,616	11,531,625	1,034,991
Balanced	1,893,079,738	10,312,632	23,398,480	(13,085,848)
Capital Appreciation	26,308,390	1,788,679	35,418	1,753,261
Total Return	31,451,081	619,894	350,958	268,936

At December 31, 2016 the Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, International Index Fund, Global Women’s Fund, Global Environmental Markets Fund and Balanced Fund had unrealized foreign currency gains (losses) of $36; $153; ($2,383); ($40,231); ($3,633); ($3,816); and ($17,793), respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

December 31, 2016
Notes to Financial Statements, continued

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

There were no purchased options as of and during the year ended December 31, 2016. Written option activity for the year ended December 31, 2016 is as follows:

	Outstanding at 12/31/15	Written	Closed	Expired	Exercised	Outstanding at 12/31/16
Balanced Fund
Call Options
Number of contracts	—	4,000	(156)	—	(3,844)	—
Premiums received	$—	$463,991	$(18,068)	$—	$(445,923)	$—

The Funds did not hold any open written equity option contracts as of December 31, 2016.

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2016, there is no collateral held at the counterparty for these positions that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2016.

December 31, 2016

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2016, Funds held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/16	Value at 12/31/15	Gross Additions	Gross Reductions	Value at 12/31/16	Income Distributions
Balanced
International Index	20,935,664	$151,361,028	$34,291,532	$20,000,000	$160,157,829	$4,291,532
Core Bond	60,156,106	—	601,561,790	—	602,162,621	730,919
ESG Beta Dividend	13,854,711	—	138,546,311	—	136,607,447	158,371
Large Cap	79,743,155	—	797,432,619	—	790,254,663	537,108
Mid Cap	16,309,362	—	163,330,529	—	173,042,330	2,178,421
Total		$151,361,028	$1,735,162,781	$20,000,000	$1,862,224,890	$7,896,351

Capital Appreciation
Global Environmental Markets	52,484	$145,060	$624,130	$137,000	$694,892	$5,943
High Yield Bond	37,589	391,340	59,532	221,887	251,095	20,564
International Index	713,533	2,700,308	4,550,734	1,671,725	5,458,531	177,818
Small Cap	117,116	934,361	1,961,259	1,378,478	1,808,274	16,863
Total		$4,171,069	$7,195,655	$3,409,090	$8,212,792	$221,188

Total Return
Global Environmental Markets	31,486	$98,760	$319,658	$36,173	$416,872	$3,302
High Yield Bond	218,103	217,157	1,549,814	447,423	1,456,925	79,116
International Index	313,271	846,505	3,180,672	1,580,542	2,396,520	81,960
Small Cap	43,796	277,438	1,296,754	987,639	676,207	5,977
Total		$1,439,860	$6,346,898	$3,051,777	$4,946,524	$170,355

Income distributions from affiliates are included as dividend income and capital gain dividends are included as realized gains on the Statement of Operations. Gross additions include reinvestment of dividends and value of in-kind transactions related to acquisitions or mergers.

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective fund from or to another fund or account that is or could be considered an affiliate of the fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2016, the High Yield Bond Fund engaged in cross-trades with a

December 31, 2016
Notes to Financial Statements, continued

high yield separate account managed by the Adviser with total sales of $894,500. There were no purchases. The Fund realized net losses of $11,880 as a result of the sales. The Balanced Fund engaged in cross trades with each of the Mid Cap Fund, Core Bond Fund, Large Cap Fund and ESG Beta Dividend Fund during the period ended December 31, 2016. See “In Kind Subscriptions” below for Additional Information.

In Kind Subscriptions On March 31, 2016, the Mid Cap Fund accepted securities in lieu of cash (“in kind subscriptions”) in exchange for shares issued to the Balanced Fund. The Balanced Fund delivered $151,884,355 in securities and $7,729,787 in cash in exchange for 15,961,414 shares of the Mid Cap Fund Institutional Share class valued at $159,614,142. On December 9, 2016, the Large Cap Fund, ESG Beta Dividend Fund and Core Bond Fund accepted securities in lieu of cash in exchange for shares issued to the Balanced Fund. The Balanced Fund delivered $796,895,502 in securities for 79,689,550 shares of the Large Cap Fund Institutional share class; $138,387,930 in securities for 13,838,793 shares of the ESG Beta Dividend Fund Institutional share class; and $591,573,597 in securities ($2,810,522 of which was attributable to accrued interest) and $9,257,263 in cash for 60,083,086 shares of the Core Bond Fund Institutional share class valued at $600,830,860. Each in kind subscription was a tax-free transaction for the participating funds.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2016, the Core Bond Fund held $23,271,339 or 3.86% of net assets and the High Yield Bond Fund held $190,997,491 or 47.58% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2016, the Core Bond Fund held $265,516 of illiquid securities representing 0.04% of net assets and High Yield Bond Fund held $13,653,239 of illiquid securities, representing 3.40% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than

December 31, 2016

seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Additional information on illiquid securities held at December 31, 2016 is as follows:

Security	Acquisition Date Range	Cost	Market Value
Core Bond Fund
CINI Investment Note, 2.000%, 11/01/17	11/01/14 - 11/01/15	$265,516	$265,516
High Yield Bond Fund
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	05/21/13 - 01/16/15	7,800,898	4,773,989
ION Geophysical Corp., 9.125%, 12/15/21	05/08/13 - 05/08/13	4,322,125	3,200,000
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	—
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	—
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04 - 10/07/16	682,332	679,801
PRWireless, Inc., 1.000%, 6/29/2020	06/27/14 - 06/27/14	2,890,817	2,120,625
TOMS Shoes LLC, 1.000%, 10/31/2020	10/31/14 - 10/31/14	3,630,949	2,878,824

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

December 31, 2016
Notes to Financial Statements, continued

The tax character of distributions paid during 2016 and 2015 was as follows:

	Distributions paid in 2016		Distributions paid in 2015
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$537,108	$—	$—	$—
Mid Cap	3,723,298	—	—	—
Small Cap	15,321,236	2,787,597	3,532,907	28,068
ESG Beta Quality	1,774,751	16,990,724	582,709	11,917,060
ESG Beta Dividend	157,691	680	—	—
International Index	12,683,584	—	6,605,929	2,350
Global Women's Index	1,923,585	—	1,447,779	500,762
Global Environmental Markets	2,166,819	—	1,374,442	1,144,121
Core Bond	730,985	—	—	—
High Yield Bond	23,563,885	—	30,124,148	—
Balanced	24,752,936	32,192,195	17,125,033	129,992,528
Capital Appreciation	21,191	601,132	232,163	413,487
Total Return	381,523	172,061	225,244	146,235

As of December 31, 2016, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$154,988	$4,597,959	$—	$139,842,090
Mid Cap	—	—	(410,264)	20,634,176
Small Cap	9,167,046	560,783	—	65,955,701
ESG Beta Quality	126,995	475,448	—	56,334,247
ESG Beta Dividend	—	1,883	—	6,494,766
International Index	287,248	—	(16,250,507)	(21,227,710)
Global Women's Index	108,750	—	—	3,867,339
Global Environmental Markets	—	—	(1,419,125)	45,467,462
Core Bond	7	—	(14,536)	(2,923,599)
High Yield Bond	—	—	(60,278,963)	1,034,991
Balanced	29,929,948	167,868,523	—	(13,103,641)
Capital Appreciation	360,016	143,763	—	1,753,261
Total Return	193,640	—	(224,932)	268,936

During the period from November 1, 2016 through December 31, 2016, Global Environmental Markets incurred a qualified ordinary late-year loss of $76,594 and the Mid Cap Fund incurred a qualified capital late-year loss of $410,264. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2017.

December 31, 2016

As of December 31, 2016, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
International Index	$6,292,554	$9,957,953
Global Environmental Markets	597,892	744,639
Core Bond Fund	14,536	—
High Yield Bond	30,785,566	29,370,288
Total Return Fund	—	224,932

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment related to REITs, partnerships and PFICs, equalization adjustments and adjustments related to fund mergers.

For the year ended December 31, 2016, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Large Cap	$(19,077)	$(864,431)	$883,508
Mid Cap	(7,754)	35,563	(27,809)
Small Cap	(220,329)	220,329	—
ESG Beta Quality	(86,154)	86,154	—
ESG Beta Dividend	(5,640)	(33,905)	39,545
International Index	(435,273)	435,274	(1)
Global Women's Index	(15,661)	15,661	—
Global Environmental Markets	(147,421)	150,536	(3,115)
Core Bond	7	—	(7)
High Yield Bond	(18,344)	18,344	—
Balanced	(373,083)	1,296,135	(923,052)
Capital Appreciation	(7,195)	235,275	242,470
Total Return	(13,351)	(229,133)	242,484

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2013 through 2016). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2016, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

December 31, 2016
Notes to Financial Statements, continued

Recent Accounting Pronouncements In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes Investment Company reporting by requiring the filing of new forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The requirements of this final rule in relation to forms N-PORT and N-CEN must be adopted by June 1, 2018, while the amended disclosures must be adopted by August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC. The requirements of this final rule must be adopted 24 months after publication in the Federal Register. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings.

NOTE E—SUBSEQUENT EVENTS

On November 21, 2016, the Funds’ Board of Trustees of Trust I voted to liquidate the assets of the Pax Sustainable Managers Funds, effective February 15, 2017. Accordingly, as of the close of business on November 28, 2016, Pax Sustainable Managers Capital Appreciation Fund and Pax Sustainable Managers Total Return Fund were closed to new investments.

December 31, 2016
Report of Independent Registered Public Accounting Firm

The Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pax Balanced Fund (formerly: Pax World Balanced Fund), Pax ESG Beta Quality Fund (formerly: Pax Growth Fund), Pax Small Cap Fund (formerly: Pax World Small Cap Fund), Pax High Yield Bond Fund (formerly: Pax World High Yield Bond Fund), Pax Global Environmental Markets Fund (formerly: Pax World Global Environmental Markets Fund), Pax MSCI International ESG Index Fund, Pax Sustainable Managers Capital Appreciation Fund (formerly: ESG Managers® Growth and Income Portfolio), Pax Sustainable Managers Total Return Fund (formerly: ESG Managers® Income Portfolio), Pax Mid Cap Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax ESG Beta Dividend Fund, and Pax Ellevate Global Women’s Index Fund (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax Balanced Fund, Pax ESG Beta Quality Fund, Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax MSCI International ESG Index Fund, Pax Sustainable Managers Capital Appreciation Fund, Pax Sustainable Managers Total Return Fund, Pax Mid Cap Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax ESG Beta Dividend Fund, and Pax Ellevate Global Women’s Index Fund (collectively, the “Funds”) at December 31, 2016, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2017

December 31, 2016

Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2016

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	70.98%	19.53%
Mid Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
ESG Beta Quality	100.00%	100.00%
ESG Beta Dividend	18.96%	19.53%
International Index	100.00%	0.00%
Global Women's Index	100.00%	60.48%
Global Environmental Markets	100.00%	98.35%
Core Bond	0.00%	0.00%
High Yield Bond	1.19%	1.10%
Balanced	91.19%	81.61%
Capital Appreciation	100.00%	100.00%
Total Return	46.52%	64.98%

For the fiscal year ended December 31, 2016, the Pax MSCI International ESG Index Fund earned foreign source income totaling $16,034,718 and paid $1,146,153 in foreign taxes which it intends to pass through its shareholders.

Board Considerations in Approving the New Advisory and Subadvisory Agreements (Unaudited)

Review Process. The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees (the “Trustees”) of Pax World Funds Series Trust I (the “Trust”) and a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, approve any new investment advisory contract or subadvisory contract, or any amendment thereof, for any series of the Trust.

The 1940 Act also requires that the Trustees request and evaluate, and that Pax World Management LLC (“PWM” or the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the advisory contract between the Trust and the Adviser (the “Management Contract”) with respect to Pax Large Cap Fund (the “Large Cap Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”) (together, the “New Funds”) and Pax Balanced Fund (the “Balanced Fund”) (together with the New Funds, the “Funds”). Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Aperio Group LLC (“Aperio” or the “Subadviser”) furnish, such

December 31, 2016

information as may reasonably be necessary for the Trustees to evaluate the terms of the subadvisory contract between the Adviser and the Subadviser (the “Subadvisory Contract”) with respect to ESG Beta Dividend Fund. The Independent Trustees met via telephone on November 21, 2016 and in person on December 7-8, 2016 for the purpose of considering the approval of the Management Contract and the Subadvisory Contract (the “contract review meetings”). With respect to the New Funds, the Independent Trustees considered the initial approval of the Management Contract and the Subadvisory Contract. With respect to the Balanced Fund, the Independent Trustees considered an amendment to the Management Contract that would reduce the fees payable thereunder by the Balanced Fund in light of its restructuring as a “fund-of-funds” investing in other Pax Funds, including the New Funds.

During the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested information and discussed with management information that was provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on information they receive and consider throughout the year, both in connection with the general oversight of the Pax Funds and on the information they had obtained from the Adviser at other meetings, including in connection with their approval on June 8-9, 2016 of the continuation of the Management Contract for all of the other Pax Funds and the Subadvisory Contract with Aperio for Pax ESG Beta Quality Fund. The Trustees evaluated the information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each applicable Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contract and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided and to be provided to the Funds by the Adviser and, with respect to the ESG Beta Dividend

December 31, 2016

Fund, the Subadviser. They considered the terms of the Management Contract and the Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory services provided and to be provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

●	the investment program used or to be used by the Adviser and the Subadviser to manage the Funds,

●	possible conflicts of interest and fall-out benefits,

●	brokerage practices,

●	the compliance functions of the Adviser and Subadviser, and

●	financial results, assets under management and other information relating to the financial resources of the Adviser.

In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the general oversight of the Trust by the Adviser. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and Subadviser in managing the Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Adviser and Subadviser, including research services acquired with “soft dollars” available to the Adviser and Subadviser as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as the resources being devoted by the Adviser to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the scope of the services provided and to be provided to the Funds under the Management Contract, and to the ESG Beta Dividend Fund by the Subadviser, was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources

December 31, 2016

and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided and to be provided by the Adviser and the Subadviser to each Fund were sufficient to warrant approval of the Management Contract and the Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by the Adviser regarding the total return investment performance of the Balanced Fund, comparing such Fund’s investment results with those of the 30 largest mutual funds within the Lipper Mixed-Asset Target Allocation Growth Fund category over the 1-, 3-, 5- and 10-year periods ended September 30, 2016. The Independent Trustees considered that the Balanced Fund had outperformed its Broadridge Financial Solutions, Inc. (“Broadridge”) performance universe average for the 1-year period, but had underperformed its performance universe average for the 3-, 5- and 10-year periods.

The Independent Trustees considered historical performance information provided by the Adviser for the equity and bond portions of the Balanced Fund in connection with their consideration of the Management Contract for the Large Cap Fund and the Core Bond Fund. The Independent Trustees also considered certain hypothetical back-tested performance information provided by the Adviser for the ESG Beta Dividend Fund and discussed with the Adviser and the Subadviser the assumptions underlying such performance information.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for the Balanced Fund including performance relative to selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rate of the Balanced Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the proposed advisory fees to be paid by each Fund to the Adviser, and, with respect to Pax ESG Beta Dividend Fund, the proposed subadvisory fees to be paid to the Subadviser by PWM, as well as each Fund’s proposed distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information

December 31, 2016

prepared by Broadridge regarding the proposed expenses of each Fund relative to those of its Broadridge peer group. The Independent Trustees considered that the total expenses of each of the Large Cap Fund, ESG Beta Dividend Fund and Balanced Fund (after giving effect to the expense reimbursements described below, if applicable) were below the median total expenses of its respective peer group. The Independent Trustees considered that the total expenses of the Core Bond Fund were above the median, though within the range of, total expenses of its peer group. The Independent Trustees also considered that the management fees of the Large Cap Fund were equal to the median management fees of its peer group, the management fees of the Balanced Fund (after giving effect to the expense reimbursements described below) were below the median management fees for its peer group, and the management fees of each of the ESG Beta Dividend Fund and the Core Bond Fund were above the median management fees of its respective peer group. In connection with their review, the Trustees considered PWM’s agreement to waive 0.01% of the advisory fee for the Balanced Fund (a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses) from December 12, 2016 through December 31, 2017.

The Independent Trustees noted that, under the Management Contract with respect to the ESG Beta Dividend Fund, the Adviser was obligated to pay all operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

The Trustees considered the expenses indirectly borne by the Balanced Fund through its investment in other funds (including funds advised by PWM), and the extent to which the services provided by PWM to such funds afforded the Balanced Fund access to a more diversified investment portfolio than would otherwise have been practicable in light of the Balanced Fund’s current asset level.

The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided and to be provided to the Funds, as well as

December 31, 2016

differences in the advisory fees charged and proposed to be charged to such clients and those charged and to be charged to the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Broadridge.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and the Subadviser in light of the services provided and to be provided to the Funds.

Costs of Services Provided and Profitability. The Trustees, including the Independent Trustees, considered the cost of services provided and to be provided by the Adviser and the impact of the proposals on the anticipated profitability of the Adviser’s relationship with the Trust. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive. With respect to the ESG Beta Dividend Fund, the Trustees did not consider the profitability of the Subadvisory Contract to the Subadviser because the structure of the Subadvisory Contract is such that any profits to the Subadviser reduce the profitability of PWM, and the fees payable under the Subadvisory Contract are the product of arm’s-length bargaining between the Subadviser and PWM.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to PWM and the Subadviser from their relationships with the Funds, including reputational and other “fall out” benefits. During the course of the year, the Trustees received presentations from PWM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Funds (soft dollar arrangements), and the Trustees accepted the representation of PWM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of PWM’s estimated profitability, and concluded that such benefits were not excessive.

December 31, 2016

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Adviser and the Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser and Subadviser, as applicable, of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Management Contract with respect to each Fund and the entering into the Subadvisory Contract with respect to the ESG Beta Dividend Fund was in the best interests of the Funds and should be approved.

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2016. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

December 31, 2016

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Large Cap Fund, $0; Mid Cap Fund, $21,665; Small Cap Fund, $52,558; ESG Beta Quality Fund, $30,792; ESG Beta Dividend Fund, $0; International Index Fund, $44,407; Global Women’s Index Fund, $25,530; Global Environmental Markets Fund, $35,889; Core Bond Fund, $0; High Yield Bond Fund, $40,903; Pax Balanced Fund, $116,028; Capital Appreciation Fund, $22,325; Total Return Fund, $22,272; ESG Managers Growth and Income Portfolio, $5,272; and ESG Managers Balanced Portfolio, $5,465.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (67)	Trust I: Trustee (since 2006)	Chair of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); member of the Board of Trustees of Franklin & Marshall College (1998-present).	12
Joseph Keefe (63)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011), and Americans for Campaign Reform (2003-2014); member of the Board of Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).	13

December 31, 2016

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Sallie Krawcheck (52)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Chief Executive Officer of Ellevest (2016-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1
John Boese (53)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).	N/A
Maureen Conley (54)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust 11 (2008-2014).	N/A
Alicia K. DuBois (57)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).	N/A

December 31, 2016

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Robert Silva (50)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)

Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).

N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee[2]
Adrian P. Anderson (62)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer of North Point Advisers, LLC (2004-present).	13

December 31, 2016

Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee[2]
D’Anne Hurd (66)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)

Independent Governance Consultant and Private Investor (2010-present), Chairman of the Board — Monzite Corporation (2013-present), Member of the Board of Directors, Audit (Chair) and Compensation Committees — Peckham Industries, Inc. (2013-present), Member of the Board of Directors, Audit and Compensation Committees —Hiperos, LLC (2011-2014), Member of the Board of Directors, Governance (Chair), Audit and Compensation Committees, Micronetics, Inc. (Nasdaq: NOIZ) (2006-2012), Business Advisory Board Member - Myomo, Inc. (2012-present), Member of the Board of Directors — Women Empowered in Science and Technology (WEST) (2011-2015).

			13
Cynthia Hargadon (61)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisers, LLC (2010-present).	13
Louis F. Laucirica (75)[2]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	13

December 31, 2016

Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee[2]
John L. Liechty (62)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	13
Nancy S. Taylor (61)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston. Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	13

[1]	Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

[3]

Designates a member of the Governance and Compliance Committee. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Governance and Compliance Committee meets on at least a quarterly basis.

December 31, 2016
Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/17).

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PAX

Pax World Mutual Funds

For Tomorrow®

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
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PAX006806

Item 2.	Code of Ethics.

As of December 31, 2016, the Registrant has adopted a "code of ethics," as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Adrian Anderson, who serves on the Board's Audit Committee, qualifies as an "audit committee financial expert," as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson is "independent," as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $21,220 and $20,600 for the fiscal years ended December 31, 2016 and 2015, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2016 and 2015, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,104 and $10,781 for the fiscal years ended December 31, 2016 and 2015, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2016 and 2015, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the Registrant's investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or to the Registrant's investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2016 and 2015, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant's principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)  There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2017

By (Signature and Title)		/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2017

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